SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CEC ENTERTAINMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CEC ENTERTAINMENT, INC.

4441 West Airport Freeway

Irving, Texas 75062

(972) 258-8507

March [—], 2010

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of CEC Entertainment, Inc. to be held at 8:00 a.m., Central time, on Tuesday, May 4, 2010, at Chuck E. Cheese’s, 3903 West Airport Freeway, Irving, Texas 75062. At the annual meeting you will be asked to (1) elect Michael H. Magusiak, Larry T. McDowell and Walter Tyree as continuing Class I directors, to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal, (2) consider and vote upon a proposed amendment to our Restated Articles of Incorporation to eliminate classification of the Board of Directors, if the elimination of cumulative voting pursuant to Proposal 3 is approved, (3) consider and vote upon a proposed amendment to our Restated Articles of Incorporation to eliminate cumulative voting, if the elimination of the classified board pursuant to Proposal 2 is approved, (4) consider and vote upon a proposed amendment to our Second Amended and Restated 2004 Restricted Stock Plan adding 300,000 shares to the maximum number of shares that may be issued under the plan, (5) consider and vote upon a proposed amendment to our Amended and Restated Non-Employee Directors Restricted Stock Plan adding 50,000 shares to the maximum number of shares that may be issued under the plan, (6) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2010 fiscal year and (7) transact such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

The formal notice of the annual meeting of stockholders and proxy statement accompanying this letter provide detailed information concerning matters to be considered and acted upon at the meeting.

Your vote is important. We urge you to vote as soon as possible, whether or not you plan to attend the annual meeting. You may submit your proxy vote by telephone or Internet as described in the following materials or, if you request that proxy materials be mailed to you, by completing and signing the proxy card enclosed with those materials and returning it in the envelope provided. Voting over the Internet, by telephone or by written proxy will ensure that you are represented at the annual meeting if you do not attend in person. If you decide to attend the meeting and wish to change your proxy vote, you may do so by voting in person at the meeting in accordance with the procedures set forth in the proxy statement.

Thank you for your continued support of and interest in CEC Entertainment, Inc. We look forward to seeing you at the annual meeting and discussing the business of your company with you.

Sincerely,

MICHAEL H. MAGUSIAK
President and Chief Executive Officer

RICHARD M. FRANK
Executive Chairman

PRELIMINARY COPY, SUBJECT TO COMPLETION

CEC ENTERTAINMENT, INC.

4441 West Airport Freeway

Irving, Texas 75062

(972) 258-8507

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF CEC ENTERTAINMENT, INC.

Time and Date:	8:00 a.m., Central time, on Tuesday, May 4, 2010

Place:	Chuck E. Cheese’s, 3903 West Airport Freeway, Irving, Texas 75062

Purposes:

At the annual meeting of CEC Entertainment, Inc. (the “Company”), stockholders will be asked to:

(1)       elect Michael H. Magusiak, Larry T. McDowell and Walter Tyree as continuing Class I directors, to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal;

(2)       consider and vote upon a proposed amendment to the Company’s Restated Articles of Incorporation to eliminate classification of the Board of Directors, if the elimination of cumulative voting pursuant to Proposal 3 is approved;

(3)       consider and vote upon a proposed amendment to the Company’s Restated Articles of Incorporation to eliminate cumulative voting, if the elimination of the classified board pursuant to Proposal 2 is approved;

(4)       consider and vote upon a proposed amendment to the Company’s Second Amended and Restated 2004 Restricted Stock Plan adding 300,000 shares to the maximum number of shares that may be issued under the plan;

(5)       consider and vote upon a proposed amendment to the Company’s Amended and Restated Non-Employee Directors Restricted Stock Plan adding 50,000 shares to the maximum number of shares that may be issued under the plan;

(6)       ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2010 fiscal year; and

(7)       transact such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

Adjournments and Postponements:	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:	Stockholders of record at the close of business on March 8, 2010, the record date, are entitled to notice of, and to vote at, the annual meeting, and any adjournments or postponements thereof.

Eligible Voters:	A list of the stockholders entitled to vote at the annual meeting will be open for examination by any stockholder, for any purpose germane to the annual meeting, during ordinary business hours, for a period of ten (10) days prior to the meeting, at the Company’s principal executive office located at 4441 West Airport Freeway, Irving, Texas 75062. The list shall also be available for examination during the annual meeting by any stockholder who is present at the meeting.

Notice Regarding the Availability of Proxy Materials:

In accordance with the rules of the Securities and Exchange Commission that allow companies to furnish their proxy materials over the Internet, we are mailing a Notice Regarding the Availability of Proxy Materials instead of a paper copy of our proxy statement and our 2009 annual report to most of our stockholders. The Notice Regarding the Availability of Proxy Materials contains instructions on how to access those documents and vote over the Internet.

The Notice Regarding the Availability of Proxy Materials also contains instructions on how to request a paper copy of our proxy materials, including our proxy statement, our 2009 annual report and a form of proxy card or voting instruction card. All stockholders who do not receive a Notice Regarding the Availability of Proxy Materials will receive paper copies of the proxy materials by mail. We believe this process allows us to provide our stockholders the information they need in a more timely manner, while reducing the environmental impact and lowering our costs of printing and delivering the proxy materials.

If you received a paper copy of a proxy card or voting instruction card by mail, you may vote by completing, signing, dating and returning your proxy card or voting instruction card in the envelope provided. You may also vote by telephone at 1-800-690-6903 or via the Internet at http://www.proxyvote.com using the control number shown on your proxy card or voting instruction card. Any stockholder attending the annual meeting may vote in person. If you have returned a proxy card or voting instruction card or otherwise voted, you may revoke your prior instructions and cast your vote at the annual meeting by following the procedures described in the proxy statement.

March [—], 2010

By order of the Board of Directors,

MEREDITH W. BJORCK
Secretary

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS OF

CEC ENTERTAINMENT, INC.

TO BE HELD ON MAY 4, 2010

Page
General Information	1

Voting Information	2

Proposal 1: Election of Directors	9

Corporate Governance	11

Additional Information Regarding the Executive Officers	18

Business Experience of Executive Officers and Directors	19

Meetings and Committees of the Board of Directors	22

Compensation Discussion and Analysis	28

Compensation Committee Report	38

Executive Compensation	39

Summary Compensation Table	39

All Other Compensation in Fiscal 2009	40

Grants of Plan-Based Awards in Fiscal 2009	41

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in Fiscal 2009 Table	43

Outstanding Equity Awards at 2009 Fiscal Year-End	45

Option Exercises and Stock Vested in Fiscal 2009	46

Securities Authorized for Issuance under Equity Compensation Plans	48

Potential Payments upon Termination or Change-in-Control	49

Director Compensation	54

Security Ownership	56

Proposal 2: Amendment to the Company’s Restated Articles of Incorporation to Eliminate Classification of the Board of Directors (if the Elimination of Cumulative Voting Pursuant to Proposal 3 is Approved)	58

Proposal 3: Amendment to the Company’s Restated Articles of Incorporation to Eliminate Cumulative Voting (if the Elimination of the Classified Board Pursuant to Proposal 2 is Approved)	60

Proposal 4: Amendment to the Company’s Second Amended and Restated 2004 Restricted Stock Plan Adding 300,000 Shares to the Maximum Number of Shares that may be Issued under the Plan	62

EXHIBITS

Exhibit A	Proposed Amendment to the Company’s Restated Articles of Incorporation to Eliminate Classification of the Board of Directors (if the Elimination of Cumulative Voting Pursuant to Proposal 3 is Approved)

Exhibit B	Proposed Amendment to the Company’s Restated Articles of Incorporation to Eliminate Cumulative Voting (if the Elimination of the Classified Board Pursuant to Proposal 2 is Approved)

Exhibit C	Third Amended and Restated 2004 Restricted Stock Plan (as proposed to be amended)

Exhibit D	Second Amended and Restated Non-Employee Directors Restricted Stock Plan (as proposed to be amended)

PRELIMINARY COPY, SUBJECT TO COMPLETION

CEC ENTERTAINMENT, INC.

4441 WEST AIRPORT FREEWAY

IRVING, TEXAS 75062

(972) 258-8507

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished to stockholders of CEC Entertainment, Inc., a Kansas corporation (the “Company”), in connection with the solicitation of proxies by our Board of Directors for use at the annual meeting of stockholders to be held at 8:00 a.m., Central time, on May 4, 2010 at the Chuck E. Cheese’s located at 3903 West Airport Freeway, Irving, Texas 75062. The term “Company” when used in this proxy statement refers to CEC Entertainment, Inc. but may also, as the context may require, refer to CEC Entertainment, Inc. and its subsidiaries. In this proxy statement, we may also refer to the Company as “CEC,” “we,” “our” or “us.”

We invite you to attend the meeting in person and if you need special assistance at the meeting or directions to the meeting place, you may contact our Secretary, Meredith W. Bjorck, by writing her at 4441 West Airport Freeway, Irving, Texas 75062, by telephone at (972) 258-5499 or by email at mbjorck@cecentertainment.com.

Under rules adopted by the Securities and Exchange Commission, we have chosen to provide our stockholders with the choice of accessing the 2010 annual meeting proxy materials over the Internet, rather than receiving printed copies of the materials through the mail. A Notice Regarding the Availability of Proxy Materials is being mailed to our stockholders who have not previously requested electronic access to our proxy materials or paper proxy materials. The notice contains instructions on how you may access and review our proxy materials on the Internet and how you may vote your shares over the Internet. The notice will also tell you how to request our proxy materials in printed form or by e-mail, at no charge. The notice contains a 12-digit control number that you will need to vote your shares. If you received the notice, please keep the notice for your reference through the meeting date.

We anticipate that the Notice Regarding the Availability of Proxy Materials and any paper proxy materials previously requested will be mailed to stockholders beginning on or about March [—], 2010.

VOTING INFORMATION

Q: What items of business will be voted on at the annual meeting?

A: The items of business scheduled to be voted on at the annual meeting are:

1.	to elect Michael H. Magusiak, Larry T. McDowell and Walter Tyree as continuing Class I directors, to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal;

2.	to consider and vote upon a proposed amendment to the Company’s Restated Articles of Incorporation to eliminate classification of the Board of Directors, if the elimination of cumulative voting pursuant to Proposal 3 is approved;

3.	to consider and vote upon a proposed amendment to the Company’s Restated Articles of Incorporation to eliminate cumulative voting, if the elimination of the classified board pursuant to Proposal 2 is approved;

4.	to consider and vote upon a proposed amendment to the Company’s Second Amended and Restated 2004 Restricted Stock Plan adding 300,000 shares to the maximum number of shares that may be issued under the plan;

5.	to consider and vote upon a proposed amendment to the Company’s Amended and Restated Non-Employee Directors Restricted Stock Plan adding 50,000 shares to the maximum number of shares that may be issued under the plan;

6.	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2010 fiscal year; and

7.	to transact such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

Q: How does the Board of Directors recommend that I vote?

A: Our Board of Directors recommends that you vote your shares “FOR” the nominees to the Board of Directors, “FOR” the amendments to our Restated Articles of Incorporation, “FOR” the amendments to our Second Amended and Restated 2004 Restricted Stock Plan and Amended and Restated Non-Employee Directors Plan, and “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2010 fiscal year.

Q: What shares can I vote?

A: You may vote all shares owned by you as of the close of business on the record date, March 8, 2010, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner through a broker, bank or other nominee (by instructing the broker, bank or nominee). The record date for stockholders entitled to notice of, and to vote at the annual meeting is March 8, 2010. At the close of business on the record date, the Company had issued and outstanding [—] shares of common stock, $0.10 par value. No other class of securities of the Company is authorized or entitled to notice of, or to vote at, the annual meeting. Except in the case of director elections, you are entitled to one vote for each share of common stock owned by you at the close of business on the record date. You may elect to cumulate your votes for the election of directors. See “Is cumulative voting allowed in the election of directors?” for information on cumulative voting.

Q: How can I vote?

A: You can vote by telephone, by Internet, by mail (if you have requested paper copies of the proxy materials) or at the annual meeting, as described below. We encourage you to vote promptly. Internet and telephone voting is available from the time of mailing the Notice Regarding the Availability of Proxy Materials through 11:59 p.m., Eastern Time on Monday, May 3, 2010. You may vote in any of the following ways:

By Telephone.    You have the option to vote your shares by telephone. In order to vote your shares by telephone, please go to http://www.proxyvote.com and log in using the 12-digit control number provided on your Notice Regarding the Availability of Proxy Materials. You will be provided with a telephone number for voting at that site. Alternatively, if you request paper copies of the proxy materials, your proxy card will have a toll-free telephone number and 12-digit control number that you may use to vote your shares. When you vote by telephone, you will be required to enter your 12-digit control number, so please have it available when you call. You may vote by telephone 24 hours a day. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes. If you hold your shares in street name, please follow the telephone voting instructions you receive from your broker, bank or other nominee.

By Internet.    You can also vote your shares by the Internet. The Notice Regarding the Availability of Proxy Materials indicates the Web site you may access for Internet voting using the 12-digit control number included in the notice. Alternatively, if you request paper copies of the proxy materials, your proxy card will indicate the Web site you may access for Internet voting using the 12-digit control number included on the proxy card. You may vote by the Internet 24 hours a day. As with telephone voting, you will be able to confirm that the system has properly recorded your votes. If you hold your shares in street name, please follow the Internet voting instructions you receive from your broker, bank or other nominee. You may incur telephone and Internet access charges if you vote by the Internet.

By Mail.    If you elect to receive your proxy materials by mail and you are a holder of record, you can vote by marking, dating, and signing your proxy card and returning it by mail in the postage-paid envelope provided to you. If you elect to receive your proxy materials by mail and you hold your shares in street name, you can vote by completing and mailing the voting instruction form provided by your broker, bank or other nominee.

At the Meeting.    The way you vote your shares now will not limit your right to change your vote at the annual meeting if you or your proxy attend in person and vote at the annual meeting. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote these shares at the meeting. A list of stockholders eligible to vote at the annual meeting will be available for inspection at the annual meeting and for a period of ten days prior to the annual meeting during regular business hours at our principal executive offices, which are located at 4441 West Airport Freeway, Irving, Texas 75062.

All shares that have been properly voted and not revoked will be voted as you have directed at the annual meeting. If you sign and return your proxy card without any voting instructions, your shares will be voted as the Board of Directors recommends.

Q: Once I have voted, can I change my vote?

A: You can revoke your proxy and change your vote, as desired, at any time before your shares are voted if you (1) submit a written revocation to our Secretary at or before the meeting, (2) submit a timely later-dated proxy (or voting instruction form if you hold shares in street name), (3) provide timely subsequent telephone or Internet voting instructions or (4) vote in person at the meeting. Your attendance at the annual meeting alone will not revoke your proxy or change your vote.

If you are the beneficial owner of shares held in “street name” by your broker, bank or other nominee and you have instructed such broker, bank or other nominee to vote your shares, you must follow directions received from such broker, bank or other nominee to change those instructions.

Q: What is the difference between holding shares as a “stockholder of record” and as a “street name” holder?

A: Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own names and their shares are said to be held in street name. Some distinctions between shares held of record and shares held in street name are summarized below.

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares and these proxy materials are being sent to you directly by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the annual meeting.

Shares Held in Street Name.    If your shares are held in a brokerage account or by another nominee, you are considered to be the beneficial owner of shares held in street name, and these proxy materials, together with a voting instruction card, are being forwarded to you by your broker, bank or other nominee. As the beneficial owner of the shares, you have the right to direct your broker, bank or other nominee how to vote and are also invited to attend the annual meeting.

If you are a beneficial owner whose shares are held in street name, you are not the stockholder of record and you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” giving you the right to vote your shares at the annual meeting from the broker, bank or other nominee that holds your shares in street name. If your shares are held in street name, your broker, bank or other nominee has enclosed or provided voting instructions for you to use in directing the broker, bank or other nominee how to vote your shares.

Q: Who can help answer my questions?

A: If you have any questions about the annual meeting or how to vote or revoke your proxy or if you need additional copies of our annual report, this proxy statement or voting materials, you should contact our Secretary at (972) 258-5499.

Q: How many shares must be present or represented to conduct business at the annual meeting?

A: A quorum must be present or represented to conduct business at the annual meeting. A majority of the number of outstanding shares of common stock entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum at the annual meeting for purposes of all proposals listed in this proxy statement. As of March 8, 2010, there were [—] shares of common stock, $0.10 par value issued, outstanding and entitled to vote. If a quorum is not present or represented at the annual meeting, but holders of at least 25 percent of the outstanding shares of common stock entitled to vote at the annual meeting are present in person or represented by proxy, the holders of a majority of such shares have the power to adjourn the annual meeting from time to time, without notice, other than by announcement at the annual meeting, until a quorum is present or represented. At any such adjourned annual meeting at which a quorum is present or represented, any business may be transacted that might have been transacted on the original date of the annual meeting.

Q: Who will count the votes?

A: Votes cast by proxy or in person shall be counted by a person or persons appointed by the Company to act as our inspector or inspectors of election for the annual meeting. The inspector of election appointed for the annual meeting will certify the results.

Q: How are votes counted?

A: In the election of the directors, you may vote “FOR” the nominees or you may “WITHHOLD AUTHORITY” with respect to one, two or all three of the nominees. You may elect to cumulate your votes. See “Is cumulative voting allowed in the election of directors?” for information on cumulative voting.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. In the case of this annual meeting, where specific instructions are not indicated, the Board of Directors’ proxy holders will vote the shares represented by all valid proxy or voting instruction cards received (1) “FOR” the election of Michael H. Magusiak, Larry T. McDowell and Walter Tyree as continuing Class I directors, to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal, (2) “FOR” the approval of the amendment to the Company’s Restated Articles of Incorporation to eliminate classification of the Board of Directors, if the elimination of cumulative voting pursuant to Proposal 3 is approved, (3) “FOR” the approval of the amendment to the Company’s Restated Articles of Incorporation to eliminate cumulative voting, if the elimination of the classified board pursuant to Proposal 2 is approved, (4) “FOR” the approval of the amendment to the Company’s Second Amended and Restated 2004 Restricted Stock Plan adding 300,000 shares to the maximum number of shares that may be issued under the plan (5) “FOR” the approval of the amendment to the Company’s Amended and Restated Non-Employee Directors Restricted Stock Plan adding 50,000 shares to the maximum number of shares that may be issued under the plan and (6) “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2010 fiscal year.

If you are a beneficial owner and hold your shares in street name through a broker, bank or other nominee and do not return the voting instruction form, the broker, bank or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers, banks and other nominees have the discretion to vote on “routine” matters, but do not have discretion to vote on matters that are not considered “routine.” The proposals relating to the amendment of the Company’s Restated Articles of Incorporation to eliminate classification of the Board of Directors and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2010 fiscal year are considered routine matters.

As a result, brokers, banks and other nominees holding shares for a beneficial owner in street name may vote on these proposals, even if no voting instructions are provided by the beneficial owner. The proposals relating to the election of directors, the amendment of the Company’s Restated Articles of Incorporation to eliminate cumulative voting and the amendments to the Company’s Second Amended and Restated 2004 Restricted Stock Plan and Amended and Restated Non-Employee Directors Restricted Stock Plan are not considered routine matters. Consequently, if you do not provide your broker, bank or other nominee with your voting instructions for any one of these proposals, the broker, bank or other nominee cannot vote your shares on that proposal, which is referred to as a “broker non-vote.”

The enclosed proxy card or voting instruction form also grants the proxy holders discretionary authority to vote on any other business that may properly come before the meeting as well as any procedural matters.

Q: Is cumulative voting allowed in the election of directors?

A: Under Kansas corporate law, each stockholder may elect to cumulate his or her votes in the election of directors. Cumulative voting is a method of voting for directors where stockholders multiply their number of shares by the number of directorships being voted on to determine the number of votes they may cast. A stockholder may cast all of the stockholder’s votes for one director or allocate them among all or a selected group of directors. You may also withhold your votes for one or more of the nominees. If you withhold your votes, these withheld votes will be distributed equally among the remaining director nominees, unless you indicate otherwise. To elect a director at the annual meeting, a candidate must be among the three candidates who receive the most votes out of all votes cast for the election of directors at the annual meeting. The Board of Directors’ proxy holders reserve the right to cumulate their votes and cast such votes in favor of the election of all or some of the applicable director nominees in their sole discretion.

Q: What vote is required to approve each of the proposals?

A: The proposals to be voted on at the annual meeting and the required vote for each proposal’s approval are set forth below.

Proposal 1: To elect Michael H. Magusiak, Larry T. McDowell and Walter Tyree as continuing Class I directors, to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal. The three nominees receiving the greatest number of votes out of all votes cast for the election of directors will be elected. See “Is cumulative voting allowed in the election of directors?” for information on cumulative voting.

Proposal 2: To approve the amendment to the Company’s Restated Articles of Incorporation to eliminate classification of the Board of Directors, if the elimination of cumulative voting pursuant to Proposal 3 is approved. The affirmative vote of the holders of at least two-thirds (2/3) of all the issued and outstanding shares of the Company’s common stock entitled to vote thereon will be required to approve this proposal.

Proposal 3: To approve the amendment to the Company’s Restated Articles of Incorporation to eliminate cumulative voting, if the elimination of the classified board pursuant to Proposal 2 is approved. The affirmative vote of the holders of a majority of all the issued and outstanding shares of the Company’s common stock entitled to vote thereon will be required to approve this proposal.

Proposal 4: To approve the amendment to the Company’s Second Amended and Restated 2004 Restricted Stock Plan adding 300,000 shares to the maximum number of shares that may be issued under the plan. The affirmative vote of the holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the annual meeting will be required to approve this proposal.

Proposal 5: To approve the amendment to the Company’s Amended and Restated Non-Employee Directors Restricted Stock Plan adding 50,000 shares to the maximum number of shares that may be issued under the plan. The affirmative vote of the holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the annual meeting will be required to approve this proposal.

Proposal 6: To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2010 fiscal year. The affirmative vote of the holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the annual meeting will be required to approve this proposal.

Q: How are abstentions and broker non-votes counted?

A: Abstentions or withhold votes and broker non-votes will be counted to determine whether there is a quorum present. Directors are elected by a plurality of the votes cast for the election of directors at the annual meeting, with the nominees obtaining the most votes being elected. Because there is no minimum vote required for the election of directors, abstentions or withhold votes and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

Abstentions are counted in determining the total number of shares present in person or represented by proxy and entitled to vote thereon with respect to a proposal that requires the affirmative vote of a majority of such shares and, therefore, will have the same effect as a vote against the proposals to approve the proposed amendments to the Company’s Second Amended and Restated 2004 Restricted Stock Plan and Amended and Restated Non-Employee Directors Restricted Stock Plan and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2010 fiscal year. Broker non-votes are not counted in determining the number of shares present in person or represented by proxy and entitled to vote thereon with respect to a proposal that requires the affirmative vote of a majority of such shares and, therefore, will not affect the outcome of the voting on these proposals.

Because approval by the stockholders of the proposals relating to the amendments to the Company’s Restated Articles of Incorporation is based on the total number of shares issued and outstanding and entitled to vote thereon, abstentions and, in the case of the amendment to eliminate cumulative voting, broker non-votes, will have the same effect as a vote against these proposals.

Q: What happens if additional matters are presented at the annual meeting?

A: We are not aware of any business to be acted upon at the annual meeting other than the items of business described in this proxy statement. If you grant a proxy on the form used in the solicitation by the Board of Directors that is attached to this proxy statement, the persons named as proxy holders, Jay A. Young, Darin E. Harper and Meredith W. Bjorck, will each have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason one or more of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate(s) as may be nominated by the Board of Directors.

Q: Who will bear the cost of soliciting votes for the annual meeting?

A: The Company is making this solicitation on behalf of the Company’s Board of Directors and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Upon request, we will reimburse brokers, banks or other nominees for reasonable expenses incurred by them in forwarding the proxy materials to the beneficial owners of our shares of common stock.

Q: Is this proxy statement the only way that proxies are being solicited?

A: No. In addition to distributing these proxy materials, certain of our directors, officers or employees may solicit proxies by telephone, facsimile, e-mail or personal contact. They will not be specifically compensated for doing so. The Company has also retained The Altman Group, Inc. to assist in the solicitation of proxies for a fee of approximately $6,500, plus administrative costs and any other reasonable out-of-pocket disbursements.

Q: Where can I find the voting results of the annual meeting?

A: We intend to announce preliminary voting results at the annual meeting and disclose final results in a current report on Form 8-K filed with the Securities and Exchange Commission within four business days after the annual meeting. If final results are not yet known within that four business day period, we will disclose preliminary voting results in the Form 8-K and file an amendment to the Form 8-K to disclose the final results within four business days after such final results are known.

Q: What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2011 annual meeting of stockholders?

A: Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders may present proper proposals for inclusion in our proxy statement relating to, and for consideration at, the 2011 annual meeting of stockholders, by submitting their proposals to us in a timely manner. Such proposals will be included if received at our principal executive offices not later than [—], 2010 and if they otherwise comply with the requirements of Rule 14a-8.

Notice of any director nomination or other stockholder proposal that you intend to present at the 2011 annual meeting of stockholders, but do not intend to have included in our proxy statement relating to, and for consideration at, the 2011 annual meeting of stockholders, must be received at our principal executive offices not earlier than the close of business on January 4, 2011 and not later than the close of business on February 3, 2011. In addition, your notice must set forth the information required by the Company’s Amended and Restated Bylaws (the “Bylaws”) with respect to each director nomination or other proposal that you intend to present at the 2011 annual meeting of stockholders.

Q: How may I obtain CEC’s Annual Report for the year ended January 3, 2010?

A: If you requested paper copies of the proxy materials by mail, the Annual Report was included with such materials. The proxy materials are also available on the Internet at http://www.proxyvote.com. Stockholders may obtain a copy of the Annual Report, including the financial statements and financial statement schedules, without charge, by writing to our Secretary at our principal executive offices located at 4441 West Airport Freeway, Irving, Texas 75062. Our Annual Report and our other filings with the Securities and Exchange Commission can also be accessed on our website at http://www.chuckecheese.com under “Company Info–Investor Information.” You must not regard the Annual Report as additional proxy solicitation material.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board of Directors consists of ten directors. The Board of Directors is divided into three classes, Classes I, II and III. Classes I and III each have three directors and Class II has four directors. The directors in each class serve a three-year term. The terms of each class expire at the third annual meeting after the annual meeting at which the class was last elected so that the stockholders elect one class of directors at each annual meeting. The terms of the three existing Class I directors will expire at the annual meeting in 2010. The Board of Directors has nominated Michael H. Magusiak, Larry T. McDowell and Walter Tyree for election as continuing Class I directors, and each have expressed their willingness to serve as directors if elected. However, if any nominee becomes unavailable to serve at the time of the annual meeting, the Board of Directors may provide for a lesser number of directors or designate substitute nominees. If substitute nominees are designated, the persons named in the enclosed proxy will vote proxies for the remaining nominees and any substitute nominees, unless otherwise instructed by a stockholder.

Stockholders may elect to use cumulative voting in the election of directors. Cumulative voting is a method of voting for directors where stockholders multiply their number of shares by the number of directorships being voted on to determine the number of votes they may cast. A stockholder may cast all of the stockholder’s votes for one director or allocate them among all or a selected group of directors. To be elected as a Class I director at the annual meeting, a candidate must be among the three candidates who receive the most votes out of all votes cast for the election of directors at the annual meeting.

The Board of Directors is proposing to eliminate the classification of directors in Proposal 2, if the proposed elimination of cumulative voting pursuant to Proposal 3 is approved. If stockholders approve Proposal 2 and Proposal 3, all of the present Class II and Class III directors whose terms expire in 2011 and 2012, respectively, and the nominees for Class I directors named in this proxy statement for terms expiring in 2013, if elected, will each serve out their remaining terms. If Proposal 2 and Proposal 3 are approved by stockholders, all directors elected in 2011 and at future annual meetings will be elected to serve one-year terms, and stockholders will no longer be entitled to elect to use cumulative voting in such elections.

The following table lists the names and ages, as of March [—], 2010, of the director nominees and the other directors whose terms of office will continue after the annual meeting, the year in which each director was first elected as a director of the Company, the class to which each director has been or will be elected, and the annual meeting at which the term of each director will expire.

Nominee Directors	Age	Director Since	Class	Term Expires
Michael H. Magusiak	53	1988	I	2010

Larry T. McDowell	68	2005	I	2010

Walter Tyree	58	1997	I	2010

Continuing Directors

Richard T. Huston	64	1999	II	2011

Cynthia Pharr Lee	61	1994	II	2011

Raymond E. Wooldridge	71	1997	II	2011

Gen. Tommy Franks, retired	64	2008	II	2011

Richard M. Frank	62	1985	III	2012

Tim T. Morris	63	1997	III	2012

Louis P. Neeb	70	1994	III	2012

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NAMED NOMINEE DIRECTORS.

CORPORATE GOVERNANCE

Board Leadership Structure and Risk Oversight

Our Company is led by Michael H. Magusiak and Richard M. Frank. Messrs. Magusiak and Frank have a combined tenure with the Company of over 46 years. Mr. Magusiak served as President of the Company from June 1994 to December 2008 and since December 2008 has served as President and Chief Executive Officer of the Company. Mr. Frank served as Chairman of the Board of Directors and Chief Executive Officer of the Company from March 1986 to December 2008 and since December 2008 has served as Executive Chairman of the Board of Directors and remained as an employee of the Company. The Company’s Board of Directors is comprised of Mr. Frank, Mr. Magusiak, Richard T. Huston, Executive Vice President of Marketing and Entertainment, and seven independent directors.

In December 2008, based upon the recommendation of the Nominating/Corporate Governance Committee, the Board of Directors approved the separation of the positions of Chief Executive Officer and Chairman of the Board upon the promotion of Mr. Magusiak to Chief Executive Officer. The Board of Directors believes that by separating the duties of Executive Chairman of the Board from the President and Chief Executive Officer it is able to achieve a greater degree of independence in terms of the leadership of the Board of Directors without losing the benefit of Mr. Frank’s long tenure with the Company and leadership capabilities. Further, the Board of Directors believes this separation improves the Board’s oversight of management, provides greater accountability of management to stockholders and allows the President and Chief Executive Officer to focus on running the Company’s business, while allowing the Executive Chairman to focus on more effectively leading the Board of Directors and overseeing the Company’s general strategic direction.

During 2009 and 2010, the Nominating/Corporate Governance Committee evaluated the Company’s corporate governance policies and determined that it would be desirable to implement a counterbalancing governance structure since the Executive Chairman of the Board is a former Chief Executive Officer of the Company and still employed with the Company. In February 2010, based upon the recommendation of the Nominating/Corporate Governance Committee, the Company amended its Corporate Governance Guidelines to provide for the election of a Lead Independent Director, by the Company’s independent directors. In February 2010, the independent directors elected Raymond E. Wooldridge to serve as the Lead Independent Director for a one year term. The Board of Directors believes that a Lead Independent Director improves corporate governance and strengthens the integrity of the Board of Directors by ensuring that a strong, independent director helps guide the Board of Directors and provides independent oversight of management. Further, a Lead Independent Director helps facilitate dialogue between the Board of Directors and stockholders by specifically identifying an independent director available for consultation and communication.

Pursuant to the Company’s Bylaws, the Chairman of the Board of Directors is responsible for (a) presiding over all meetings of the Board of Directors and stockholders and (b) setting the agendas for all Board of Director and stockholder meetings. Pursuant to the Company’s Corporate Governance Guidelines, the Lead Independent Director (a) has the separate authority to call for and conduct executive sessions of the Board of Directors at which only outside, independent directors are permitted to be present, along with other persons invited to attend such sessions by the Lead Independent Director or a majority of the outside, independent directors, (b) presides at all meetings of the Board of Directors at which the Executive Chairman of the Board is not present, including executive sessions of independent directors, (c) serves as a liaison between the Executive Chairman and the independent directors, (d) approves meeting agendas and materials sent to the Board of Directors that are initially prepared by or under the direction of the Executive Chairman, (e) approves meeting schedules that are initially prepared by the Executive Chairman in order to assure that there is sufficient time for discussion of all agenda items, (f) makes recommendations to the Executive Chairman or the Board of Directors regarding matters for consideration by the Board of Directors and (g) if requested by major stockholders, is available for consultation and direct communication.

The Board of Directors has three standing committees: Audit, Compensation and Nominating/Corporate Governance. Each of the committees is comprised solely of independent directors, with each of the three committees having a separate chair. While the Audit Committee has primary responsibility for risk oversight, both our Audit Committee and our entire Board of Directors are actively involved in risk oversight on behalf of the Company and both receive a report on the Company’s risk management activities from our executive management team on a regular basis. Members of both the Audit Committee and the Board of Directors also engage in periodic discussions with our Executive Chairman, President and Chief Executive Officer, Chief Financial Officer, General Counsel and other officers of the Company as they deem appropriate to ensure that risk is being properly managed at the Company. In addition, each of the committees of the Board of Directors considers risks associated with its respective area of responsibility. For example, the Company’s Compensation Committee considers the risks that may be associated with how the Company’s executive compensation programs are structured and the Company’s Nominating/Corporate Governance Committee is responsible for ensuring the Company’s corporate governance practices are structured in a way that ensures the Board of Directors is able to execute on its risk oversight responsibilities effectively.

Corporate Governance Guidelines

The Board of Directors, based upon the recommendation of the Nominating/Corporate Governance Committee, has adopted the CEC Entertainment, Inc. Corporate Governance Guidelines which are designed to assure that the Board of Directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of the Company’s management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our stockholders. Among other matters, the Corporate Governance Guidelines include the following items concerning the Board:

•

Establishes the general practices the Board of Directors will follow with respect to making decisions regarding board composition and selection, board meetings and involvement of senior management in board meetings, board committees and director compensation;

•	Sets forth the authority, responsibilities and duties of the Lead Independent Director;

•	Limits director service on other public boards to a maximum of four;

•	Requires a director to submit his or her resignation to the Board in the event of a substantial change in the director’s principal occupation or business during his or her tenure;

•	Establishes minimum Company stock ownership requirements for certain executive management as well as non-employee directors;

•	Oversees the annual evaluation of the effectiveness of the Board;

•

Requires annual review of the Company’s executive management succession plans by the Nominating/Corporate Governance Committee in consultation with the Chief Executive Officer and Executive Chairman; and

•	Establishes on-going director education requirements for directors.

Shareholder Access to Corporate Governance Information

The Corporate Governance Guidelines, as well as the charters for the Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee may be viewed on our website at http://www.chuckecheese.com under “Company Info–Investor Information” and are available in print to any stockholder who requests them from the Company.

The Code of Business Conduct and Ethics applicable to all of our directors and employees may be viewed on our website at http://www.chuckecheese.com under “Company Info–Investor Information” and is available in print to any stockholder who requests it from the Company. We will disclose any amendments to or, with respect to directors and executive officers, waivers from the Code of Business Conduct and Ethics on the Company’s website.

The Code of Ethics applicable to our Chief Executive Officer, President and senior financial officers may be viewed on our website at http://www.chuckecheese.com under “Company Info–Investor Information” and is available in print to any stockholder who requests it from the Company. We will disclose any amendments to or waivers from the Code of Ethics on the Company’s website.

Director Attendance; Access to Management and Outside Consultants

Directors are expected to attend all meetings of the Board of Directors and each committee on which they serve, and the Board of Directors encourages all its members to attend each annual meeting of stockholders. In April 2009, the entire Board of Directors was present at the 2009 annual meeting of stockholders.

Non-employee directors have access to individual members of management or to other employees of the Company on a confidential basis. Directors are authorized to conduct independent investigations and to hire outside consultants or experts at the Company’s expense. Directors also have access to our records and files, and directors may contact other directors without informing management of the purpose or even the fact of such contact.

Nominations of Directors

The Nominating/Corporate Governance Committee identifies, considers and, if appropriate, recommends candidates for election to the Board of Directors, whether such candidate is submitted by a director, management or a stockholder. In making its selection of candidates to recommend for election, the Nominating/Corporate Governance Committee seeks persons who have achieved prominence in their field and who possess significant experience in areas of importance to the Company. Although no search firm has been used to date, the Nominating/Corporate Governance Committee may engage a search firm to assist in identifying qualified candidates.

The minimum qualifications that the Nominating/Corporate Governance Committee believes must be met for a candidate to be nominated include integrity, independence, forthrightness, analytical skills and the willingness to devote appropriate time and attention to the Company’s affairs. Candidates should also demonstrate a willingness to work as part of a team in an atmosphere of trust and a commitment to represent the interests of all the stockholders rather than those of a specific constituency.

Specifically, in identifying and evaluating nominees for director, the Nominating/Corporate Governance Committee seeks to ensure that the Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board of Directors is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to the Company. The Nominating/Corporate Governance Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee. In looking at the qualifications of each candidate to determine if his or her election would further the goals described above, the Nominating/Corporate Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint, industry knowledge and the qualifications described above.

The Nominating/Corporate Governance Committee believes that significant consideration should be given to having a diversity of backgrounds, skills, and perspectives among the directors. In the selection of directors, the Nominating/Corporate Governance Committee may consider the diversity of Board of Directors membership in terms of expertise, age, gender, race, education, experience, knowledge, and other attributes which contribute to the Board of Directors’ diversity.

The Nominating/Corporate Governance Committee will consider director candidates recommended by stockholders. If a stockholder has a suggestion for candidates for election to the Board of Directors at the 2011 annual meeting of stockholders, the recommendation should be submitted in writing to the Secretary of the Company at 4441 West Airport Freeway, Irving, Texas 75062, not earlier than the close of business on January 4, 2011 and not later than the close of business on February 3, 2011 to allow the Nominating/Corporate Governance Committee sufficient time to evaluate the candidate and his or her qualifications. Submissions should include each of the following:

•	the name and record address of the stockholder and beneficial owner, if any, submitting a candidate;

•

the number of shares of common stock and any derivative instruments with a right to acquire any underlying common stock that are owned beneficially or of record by the stockholder and such beneficial owner;

•	any direct or indirect opportunity that the stockholder has to profit from any increase or decrease in the value of the shares of the Company;

•	any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder has a right to vote any shares of the Company;

•	any rights to dividends on the shares of the Company owned beneficially by the stockholder that are separated or separable from the underlying shares of the Company;

•

any proportionate interest in shares of the Company or derivative instruments held, directly or indirectly, by a general or limited partnership in which the stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner;

•	any performance related fees that the stockholder is entitled to based on any increase or decrease in the value of shares of the Company or derivative instruments;

•

all other information relating to the stockholder and beneficial owner, if any, that is required to be disclosed in the proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act;

•	all information relating to each individual to be nominated that is required to be disclosed in solicitations for proxies in an election of directors pursuant to Regulation 14A under the Exchange Act;

•

a description of all direct and indirect compensation and other material monetary agreements, arrangements, and understandings during the past three years, any other material relationships, between or among the stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert; and

•	for each nominee for election to the Board of Directors, a complete and signed questionnaire, representation and agreement as required by the Company’s Bylaws.

The Nominating/Corporate Governance Committee may request that the stockholder submitting the proposed nominee furnish additional information to determine the eligibility and qualifications of such candidate to serve as a director of the Company. The Nominating/Corporate Governance Committee intends to apply the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of the Board of Directors.

Qualifications of Director Nominees and Directors

All of the directors and director nominees were selected to serve on the Board of Directors because the Nominating/Corporate Governance Committee believes that they have the requisite integrity, independence, business and analytical skills, and forthrightness, as well as a willingness to devote appropriate time and attention to the Company’s affairs, work as a team, and represent the interests of all of the stockholders. In addition, the Nominating/Corporate Governance Committee believes that the directors and director nominees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill the Board of Director’s duties and to achieve its objectives. The Nominating/Corporate Governance Committee also believes that the Board of Directors is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to the Company.

In addition, the Nominating/Corporate Governance Committee also took into consideration certain individual characteristics and qualifications of the directors and director nominees in determining whether that individual should serve as a director of the Company. The Nominating/Corporate Governance Committee nominated Mr. Magusiak for re-election based on his extensive restaurant industry experience, his highly specialized family dining and entertainment industry experience, his accounting experience and his leadership skills. Mr. Magusiak possesses over 25 years of significant restaurant industry experience, including over 20 years of experience with the Company. During Mr. Magusiak’s tenure with the Company he has served in such capacities as Chief Executive Officer, President, Chief Financial Officer, Treasurer and Controller providing the Board of Directors with a unique understanding of what is required to successfully operate in the family dining and entertainment industry. In addition, Mr. Magusiak is a certified public accountant.

The Nominating/Corporate Governance Committee nominated Mr. McDowell for re-election based on his ability to provide valuable insight to the Board of Directors regarding accounting, tax and financial reporting matters. Mr. McDowell brings to the Board of Directors over 30 years of experience at the public accounting firm of Arthur Andersen, LLP, including 23 years as a tax partner. Mr. McDowell is a certified public accountant and was also selected for re-election based upon his ability to serve as a member of the Company’s Audit Committee and as an “audit committee financial expert.”

The Nominating/Corporate Governance Committee nominated Mr. Tyree for re-election based on his extensive restaurant operations experience. Mr. Tyree possesses over 30 years of significant restaurant operations experience at various companies including Steak & Ale, Boston Market Corporation and CBRL Group, Inc., bringing substantial knowledge to the Board of Directors regarding operational issues. Specifically, during Mr. Tyree’s tenure at Steak & Ale, Mr. Tyree was promoted from an assistant manager to a regional director, spending 18 years in various operational leadership positions. At Boston Market Corporation, during Mr. Tyree’s time as an area developer in Texas, he grew the Boston Market concept by 70 units in five years. In addition, during his 13 year tenure at Boston Market Corporation, Mr. Tyree consolidated all of the company’s area developers into one operational platform nationwide, as well as assembled and managed an operations field leadership, training group and human resources department. During the last four years, Mr. Tyree has been focused on field operations leadership at CRBL Group, Inc. as a Regional Vice President.

The Nominating/Corporate Governance Committee selected Mr. Frank as a member of the Board of Directors based on his extensive restaurant operations experience, his highly specialized family dining and entertainment industry experience and his leadership skills. Mr. Frank possesses over 35 years of significant restaurant operations experience, including 25 years of experience with the Company, bringing substantial knowledge to the Board of Directors regarding operational issues and a unique understanding of what is required to successfully operate in the family dining and entertainment industry. Mr. Frank served as Chief Executive Officer of the Company for over 20 years and brings to the Board of Directors exceptional leadership qualities in his role as Executive Chairman.

The Nominating/Corporate Governance Committee selected General Franks as a member of the Board of Directors based on his extensive leadership and international experience obtained throughout his over 35 year military career. General Franks is a retired four-star General who served as Commander-in-Chief for the United States Central Command responsible for leading American and Coalition troops in Operation Enduring Freedom in Afghanistan and Operation Iraqi Freedom in Iraq. As the Company continues to expand internationally, the Board of Directors will continue to seek the guidance of General Franks in formulating the Company’s global strategic direction.

The Nominating/Corporate Governance Committee selected Mr. Huston as a member of the Board of Directors based on his extensive experience dealing with strategic marketing issues in the restaurant industry and his highly specialized family dining and entertainment industry experience. Mr. Huston possesses over 35 years of experience in the restaurant industry at various companies such as Jack In the Box, Shakey’s Pizza and El Chico Mexican Restaurants, including 25 years of experience with the Company, bringing substantial knowledge to the Board of Directors regarding strategic marketing issues and a unique understanding of the family dining and entertainment industry.

The Nominating/Corporate Governance Committee selected Mr. T. Morris to serve as a member of the Board of Directors based on his ability to provide valuable insight to the Board of Directors regarding accounting, tax and financial reporting matters, as well as his experience in the finance industry. Mr. T. Morris brings to the Board of Directors over 20 years of experience at various public accounting firms, including Deloitte & Touche where he was Office Managing Partner. Mr. T. Morris was also selected as a member of the Board of Directors based on his ability to serve as a member of the Company’s Audit Committee and as an “audit committee financial expert.” In addition, Mr. T. Morris has over 20 years of private equity experience and has been President of two investment firms. The Board of Directors relies on Mr. T. Morris to provide it with key strategic input regarding decisions related to evaluating and accessing the capital markets.

The Nominating/Corporate Governance Committee selected Mr. Neeb as a member of the Board of Directors based on his extensive restaurant operations experience and his leadership skills. Mr. Neeb possesses over 35 years of significant restaurant industry experience bringing substantial knowledge to the Board of Directors regarding issues facing companies in the restaurant industry. In addition, Mr. Neeb has served as Chief Executive Officer at Mexican Restaurants, Inc. and Spaghetti Warehouse, Inc. and is currently serving on the Board of Directors of Denny’s Corporation, bringing to the Board of Directors substantial leadership experience.

The Nominating/Corporate Governance Committee selected Ms. Pharr Lee as a member of the Board of Directors based on her leadership skills and her extensive marketing, public relations and issues management experience. Ms. Pharr Lee has served as Chief Executive Officer/President at several public relations firms and counseled numerous restaurant companies, bringing to the Board of Directors exceptional leadership qualities. In addition, Ms. Pharr Lee is able to offer unique insight and direction to the Board of Directors regarding the Company’s public relations strategy and risk management because she has more than 20 years of experience in corporate counseling and ongoing board education in risk management and governance.

The Nominating/Corporate Governance Committee selected Mr. Wooldridge to serve on the Board of Directors based on his experience in the finance industry. Mr. Wooldridge has over 30 years of experience in the securities and investment banking industry and served as President and Chief Executive Officer at two securities firms. The Board of Directors relies on Mr. Wooldridge to provide it with key strategic input regarding decisions related to evaluating and accessing the capital markets.

ADDITIONAL INFORMATION REGARDING THE EXECUTIVE OFFICERS

The following table sets forth the names and certain other information regarding the executive officers of the Company as of March [—], 2010:

Name	Age	Position	Year First Elected as Executive Officer
Richard M. Frank	62	Executive Chairman	1985

Michael H. Magusiak	53	President and Chief Executive Officer	1988

J. Roger Cardinale	50	Executive Vice President, Development and Purchasing	1999

Randy G. Forsythe	48	Executive Vice President, Director of Operations	2008

Darin E. Harper	35	Vice President, Controller	2007

Richard T. Huston	64	Executive Vice President, Marketing and Entertainment	1986

Christopher D. Morris	39	Executive Vice President, Chief Financial Officer and Treasurer	2004

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS AND DIRECTORS

A brief description of the business experience of the directors and executive officers of the Company is provided below.

RICHARD M. FRANK has been Executive Chairman of the Company since December 2008. From March 1986 to December 2008, Mr. Frank served as Chairman of the Board and Chief Executive Officer of the Company and has been a member of the Board of Directors of the Company since June 1985. He served as President and Chief Operating Officer from June 1985 until October 1988. He joined the Company in 1985. Also, Mr. Frank currently serves as a director of Westwood Holdings Group, Inc., a New York Stock Exchange listed company, and Westwood Trust Company.

MICHAEL H. MAGUSIAK was elected President of the Company in June 1994 and Chief Executive Officer in December 2008. He previously served as Executive Vice President, Chief Financial Officer and Treasurer of the Company from June 1988 to June 1994. He has also served as a member of the Board of Directors of the Company since 1988. He was Vice President of the Company from October 1987 to June 1988 and Controller of the Company from July 1987 to January 1989. He joined the Company in July 1987.

J. ROGER CARDINALE has served as Executive Vice President of Development and Purchasing of the Company since December 1999. He previously served as Senior Vice President of Purchasing from March 1998 to December 1999 and Senior Vice President of Real Estate from January 1999 to December 1999. From January 1993 to March 1998, he served as Vice President of Purchasing and, from September 1990 to January 1993, he served as Director of Purchasing. Mr. Cardinale also held various other positions with the Company from November 1986 to September 1990.

RANDY G. FORSYTHE has served as Executive Vice President, Director of Operations of the Company since September 2008. Prior to that time he served as Senior Vice President from February 2000 to September 2008. Mr. Forsythe served as a Regional Vice President from November 1997 to February 2000. From November 1982 to November 1997, Mr. Forsythe held various positions in operations with the Company.

DARIN E. HARPER has served as Vice President, Controller of the Company since December 2007. Prior to that time, he served as Director of Accounting Pronouncements and Research for RadioShack Corporation, a consumer electronics retailer and a New York Stock Exchange listed company, from January 2005 to December 2007. Prior to RadioShack Corporation, Mr. Harper was Senior Manager of Financial Reporting for FedEx Kinko’s Inc., an operating unit of FedEx Corporation, from August 2002 to January 2005. Additionally, Mr. Harper served as Controller of Apptricity Corporation, a software company, from June 2000 to August 2002 and was employed by PricewaterhouseCoopers, a public accounting firm, from June 1997 to May 2000.

RICHARD T. HUSTON has served as Executive Vice President of Marketing and Entertainment of the Company since November 2006. Prior to that time, Mr. Huston served as Executive Vice President of Marketing from July 1986 to October 2006. Mr. Huston served as Vice President of the Company from October 1985 to July 1986. Mr. Huston joined the Company in 1985. Mr. Huston has also served as a member of the Board of Directors of the Company since 1999.

CHRISTOPHER D. MORRIS has served as Executive Vice President and Chief Financial Officer of the Company since January 2006. In August 2007, Mr. C. Morris was appointed as Treasurer of the Company. From January 2004 to January 2006, he served as Senior Vice President and Chief Financial

Officer of the Company. Prior to joining the Company, Mr. C. Morris was Senior Director of Finance for NPC International, Inc., a Pizza Hut franchisee, from March 1999 to January 2004. From May 1996 to March 1999, Mr. C. Morris held various accounting/finance positions at Applebee’s International, Inc. From 1992 to 1996, Mr. C. Morris was employed by Deloitte & Touche, a public accounting firm. Mr. C. Morris has no relation to Tim T. Morris.

GEN. TOMMY FRANKS, retired, was elected as an independent director of the Company in March 2008. General Franks has operated Franks & Associates, LLC, a private consulting firm, since 2003. General Franks served in the United States Army from 1965 to 2003. In August 2003, he retired as a four star general. From 2006 to 2009, General Franks served on the Board of Directors and Audit Committee of Bank of America, NA, a New York Stock Exchange listed company. From 2005 to 2007, General Frank served on the Board of Directors of OSI Restaurant Partners, Inc., a New York Stock Exchange listed restaurant company.

LARRY T. McDOWELL was elected as an independent director of the Company in February 2005. Mr. McDowell retired in 1997 from Arthur Andersen, LLP, a public accounting firm. Mr. McDowell was employed by Arthur Andersen, LLP from 1963 to 1997 and served as a Tax Partner from 1974 through 1997. In addition, he held the position of head of U.S. Financial Institutions Tax Specialty Team and was a member of the firm’s Tax Division’s Long-Range Planning Committee. Mr. McDowell is currently a member of the Audit and Ethics Committee of United Way of Metropolitan Dallas, and had previously served as a Treasurer and as one of its board members. Mr. McDowell is the Chairman of our Audit Committee.

TIM T. MORRIS was elected as an independent director of the Company in June 1997. Mr. T. Morris has been the President of Morris Capital Management, LLC, an investment firm since January 1992. From 1990 through 2002, Mr. T. Morris was the President of River Associates, LLC, an investment firm. From 1981 through 1990, Mr. T. Morris was an Office Managing Partner of Deloitte & Touche, a public accounting firm. From 1977 through 1981, Mr. T. Morris was a Partner of Rogers, Morris, Millsaps & Underwood, CPA’s, a public accounting firm. From 1968 through 1977, Mr. T. Morris was a Partner of Hazlett, Lewis & Bieter, CPA’s, a public accounting firm. Mr. T. Morris has no relation to Christopher D. Morris.

LOUIS P. NEEB was elected as an independent director of the Company in August 1994. Mr. Neeb has served as Chairman of the Board of Mexican Restaurants, Inc. (f/k/a Casa Olé Restaurants, Inc.), a restaurant company, since October 1995. Mr. Neeb also served as Chief Executive Officer of Mexican Restaurants, Inc. from February 1996 through May 2002, and as Interim Chief Executive Officer from December 2006 through April 2007. From August 1982 to present, Mr. Neeb has been President of Neeb Enterprises, Inc., a management consulting firm specializing in consulting to restaurant companies. From July 1991 through January 1994, Mr. Neeb was President and Chief Executive Officer of Spaghetti Warehouse, Inc., a restaurant company. Mr. Neeb also served as Chairman of the Board of Burger King Corporation from September 1980 to June 1982. From January 2008 to present, Mr. Neeb has also served as a director of Denny’s Corporation. Mr. Neeb also served as a member of the board of directors of both the Franchise Finance Corporation of America, a publicly-traded real estate trust that provides real estate for restaurants from 1994 through 2001, and Silver Diner, Inc., a restaurant company, from 1994 to 2007. Mr. Neeb is the Chairman of our Nominating/Corporate Governance Committee.

CYNTHIA PHARR LEE was elected as an independent director of the Company in August 1994. Since 1993, Ms. Pharr Lee has served as President of C. Pharr & Company, a communications and marketing consulting firm. A co-founder of Texas Women Ventures Fund, Ms. Pharr Lee serves on the Fund’s Investment Advisory Committee and is also a board member of Southwest Venture Forum. Ms. Pharr Lee is a former President of Executive Women of Dallas and National Chairman of the Counselor’s Academy of the Public Relations Society of America. From May 1989 through February 1993, Ms. Pharr Lee was President and Chief Executive Officer of Tracy Locke/Pharr Public Relations, a division of Omnicom, a New York Stock Exchange listed company. From August 1986 through April 1989, Ms. Pharr Lee was President and Owner of C. Pharr & Company, a public relations agency. Ms. Pharr Lee served as a Director of Spaghetti Warehouse, Inc., a restaurant company, from August 1991 through January 1999. In 2008, Ms. Pharr Lee was elected to the board of directors of Behringer Harvard Opportunity REIT II, Inc., a real estate investment trust.

WALTER TYREE was elected as an independent director of the Company in June 1997. Since September 2006, Mr. Tyree has served as Regional Restaurant Vice President of CBRL Group, Inc., a holding company that, through its subsidiaries, is engaged in the operation and development of the Cracker Barrel Old Country Store. Mr. Tyree was Chief Operating Officer of Boston Market Corporation, a restaurant company, from March 2004 until June 2005. He previously held the positions of Divisional President for Boston Market from October 1999 until March 2004, and Vice President of Operations for Boston Market from October 1998 until October 1999. Mr. Tyree served as Chief Operating Officer of BCBM Southwest, Inc., a Boston Market franchisee, from January 1993 until October 1998. From 1975 to 1992, Mr. Tyree served in various positions with Steak and Ale, a restaurant company, including as a Regional Director.

RAYMOND E. WOOLDRIDGE was elected as an independent director of the Company in June 1997. Mr. Wooldridge currently serves as a Director of Westwood Holdings Group, Inc., a New York Stock Exchange listed company, and Westwood Trust Company. Mr. Wooldridge previously served as a member of the National Adjudicatory Committee of the National Securities Dealers Association—Regulation and as a director of Security Bank, N.A. Mr. Wooldridge also served as Vice Chairman and Chairman of the Executive Committee of Southwest Securities Group, Inc., a publicly traded securities firm, from 1996 to 1999, and as President, Chief Operating Officer and Chief Executive Officer thereof from 1986 until 1996. Prior thereto, from 1964 through 1986, Mr. Wooldridge served in various positions with Eppler, Guerin and Turner, Inc., a regional brokerage and investment banking firm, most recently as the firm’s President and Chief Executive Officer. Mr. Wooldridge serves as Chairman of the Board of Reeves Bancshares, Inc., the holding company for Stockmans Bank with offices in Southwest Oklahoma. Mr. Wooldridge is the Lead Independent Director of the Board of Directors and the Chairman of our Compensation Committee.

Except as set forth above, none of the directors of the Company hold, or held within the past five years, directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

It is the policy of the Company that a majority of the Board of Directors consists of non-employee directors who meet the criteria for independence required by the listing standards of the New York Stock Exchange. The Board of Directors has determined that all of the following non-employee directors are independent under these standards: Gen. Tommy Franks, retired, Larry T. McDowell, Tim T. Morris, Louis P. Neeb, Cynthia Pharr Lee, Walter Tyree, and Raymond E. Wooldridge. The Board of Directors has also determined that each of Tim T. Morris and Larry T. McDowell is an “audit committee financial expert” as defined by the Securities and Exchange Commission.

Five (5) regularly scheduled and three (3) special meetings of the Board of Directors were held during 2009. During 2009, all directors attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees on which they served. The non-employee directors also meet periodically in executive session without management present. The Company’s Lead Independent Director, Raymond E. Wooldridge, serves as the presiding director at all executive sessions of the Board of Directors.

The Board of Directors has established a Nominating/Corporate Governance Committee, an Audit Committee, and a Compensation Committee. The responsibilities and composition of each of these committees are described below. The charters for the Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee may be viewed on our website at http://www.chuckecheese.com under “Company Info–Investor Information.”

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee currently consists of five directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange. The Nominating/Corporate Governance Committee is responsible for: (a) identifying individuals qualified to become members of the Board of Directors and recommending a group of director nominees to the Board of Directors for each annual meeting of the Company’s stockholders; (b) ensuring that the Audit, Compensation and Nominating/Corporate Governance Committees of the Board of Directors have the benefit of qualified and experienced independent directors; (c) developing and recommending to the Board of Directors a set of effective corporate governance guidelines applicable to the Company; (d) overseeing the evaluation of the Board of Directors and management; (e) recommending the director that should fill the Lead Independent Director role and (f) taking a leadership role in shaping the Company’s corporate governance.

Under its charter, the Nominating/Corporate Governance Committee is also charged with, among other things, the following responsibilities:

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to annually develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company, including policies on the size and composition of the Board of Directors, and review and reassess the adequacy of such guidelines and recommend to the Board of Directors any changes deemed appropriate;

•	to review possible candidates for Board of Directors membership consistent with the Board of Directors’ criteria for selecting new directors as set forth in the Corporate Governance Guidelines;

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to annually recommend for approval by the Board of Directors, a slate of nominees (a majority of whom shall be independent) for the Board of Directors at the annual meeting of the Company’s stockholders;

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in the event of a vacancy on the Board of Directors in between annual meetings of the Company’s stockholders, recommend for approval by the Board of Directors nominees to fill such vacancy, ensuring that a majority of the directors are independent;

•	recommend directors to be selected for membership on Board of Directors committees;

•	perform Board of Directors performance evaluations on an annual basis;

•	develop management succession plans;

•	review senior management organizational matters;

•	maintain agenda and minutes of its meetings and provide periodic reports on its activities to the Board of Directors;

•	at least annually conduct a self evaluation to assess the effectiveness of the Nominating/Corporate Governance Committee; and

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to perform any other activities consistent with its charter, the Company’s Restated Articles of Incorporation and Bylaws, and governing laws as the Nominating/Corporate Governance Committee or the Board of Directors deems appropriate.

For further discussion of the Nominating/Corporate Governance Committee’s consideration of nominees for director, see “Corporate Governance—Nominations of Directors” and “Corporate Governance—Qualifications of Director Nominees and Directors.”

The Nominating/Corporate Governance Committee held three meetings in 2009. During 2009, the committee was comprised of General Franks and Messrs. McDowell, Neeb, Tyree and Wooldridge. Mr. Neeb is the current chairman of the Nominating/Corporate Governance Committee.

Audit Committee

The Audit Committee currently consists of four directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange and applicable Securities and Exchange Commission regulations. Additionally, the Board of Directors has determined that Messrs. T. Morris and McDowell, are “audit committee financial experts” as defined under the rules of the Securities and Exchange Commission. The Audit Committee provides assistance to the directors in fulfilling their fiduciary responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting and financial controls, risk assessment and risk management policies, compliance with legal and regulatory requirements, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

The primary role of the Audit Committee is to provide financial oversight. Our management is responsible for preparing financial statements, and our independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee does not provide any expert or special assurance or certifications as to our financial statements or as to the work of our independent registered public accounting firm. The Audit Committee is directly responsible for the selection, engagement, compensation, retention and oversight of our independent registered public accounting firm.

The Audit Committee’s responsibilities also include, but are not limited to, the following:

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the selection of the independent auditors, considering their independence and effectiveness, the approval of the fees and other compensation to be paid to the independent auditors and the establishment of hiring policies for employees and former employees of the Company’s independent auditors;

•	the review of the scope of the proposed audit for the current year and at the conclusion of the audit reviewing such audit with the independent auditors and financial management of the Company;

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the review with the independent auditors, the Company’s internal auditors and financial and accounting personnel of the quality of accounting principles applied in the financial statements as well as the adequacy and effectiveness of the accounting and financial controls of the Company;

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the review, at least annually, of a report by the independent auditors describing its internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review of the independent auditors or by any governmental inquiry or investigation within the preceding five years and any steps taken by the independent auditors to address any such issues;

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the review of the Company’s annual audited financial statements and the recommendation that such statements be filed in the Form 10-K with the Securities and Exchange Commission and New York Stock Exchange;

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the review with financial management of the quarterly Form 10-Q prior to its filing and the review of earnings press releases and earnings guidance prior to their release to the public, analysts and other third parties;

•	the review of the regular internal reports to management prepared by the internal auditing department;

•	investigation of any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate;

•	the annual review and reassessment of the adequacy of the Audit Committee’s Charter;

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the review with management of the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies; and

•	the preparation of a report as required by the rules of the Securities and Exchange Commission for inclusion in the Company’s annual proxy statement.

The Audit Committee has established a procedure whereby complaints or concerns regarding accounting, internal controls or auditing matters may be submitted anonymously to the Audit Committee by email at auditcomm@cecentertainment.com.

The Audit Committee held four meetings in 2009. During 2009, the committee was comprised of Ms. Pharr Lee and Messrs. McDowell, T. Morris and Neeb. Mr. McDowell is the current chairman of the Audit Committee.

Compensation Committee

The Compensation Committee currently consists of five directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange, qualifies as a “non-employee director” for purposes of the Exchange Act and satisfies the requirements of an “outside director” for purposes of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder. The Compensation Committee is responsible for approving the compensation, including performance bonuses, payable to the executive officers and other employees of the Company, and administering the Company’s equity compensation plans (collectively, the “Employee Stock Plans”).

The Compensation Committee acts on behalf of the Board of Directors to establish or recommend the compensation of executive officers of the Company and to provide oversight of our overall compensation programs and philosophy. The Compensation Committee also acts as the oversight committee with respect to the Company’s Employee Stock Plans, including selection of participants, determination of award levels within plan parameters, and approval of award documents. The Compensation Committee may delegate authority for day-to-day administration of the Employee Stock Plans to officers of the Company. However, the Compensation Committee may not delegate any authority under those plans for matters affecting the compensation of our employees, including our executives.

In view of the current economic and financial environment, the Compensation Committee has reviewed the design and operation of the Company’s incentive compensation arrangements, including the performance objectives and target levels used in connection with incentive awards, with management and evaluated the relationship between the Company’s risk management policies and practices and these arrangements. The Compensation Committee believes that the combination of cash and equity incentives reflected in the Company’s executive compensation program is consistent with the Company’s agreed-upon risk profile as maintained by these policies and practices and does not encourage our executives to take excessive or unnecessary risks that threaten the value of the Company.

In this regard, the performance objectives contained in our annual incentive compensation plan have been balanced with those contained in our long-term incentive compensation plan to ensure that both are aligned and consistent with our long-term business plan, our mix of equity-based awards have been allocated to ensure an appropriate combination of incentive and retention objectives, and our stock ownership guidelines have been established to ensure that the interests of our executives have been aligned with the interests of our shareholders

The Compensation Committee is also responsible for, among other things, the following:

•	reviewing the performance of executive officers of the Company, and reviewing and recommending to the Board, or determining, their compensation;

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reviewing and approving corporate goals and objectives relevant to the compensation of the Executive Chairman and Chief Executive Officer, evaluating their performance in light of these goals and objectives, and setting their compensation based on this evaluation;

•	evaluating the performance of and determining the compensation for executives at the level of Senior Vice President and above based on such evaluation;

•	administering and reviewing the Company’s cash and equity compensation plans and seeking Board of Director approval for any material changes;

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reviewing and recommending the Board of Directors approve all executive officers’ employment agreements, separation and severance agreements, and other compensatory contracts, arrangements, perquisites and payments;

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establishing and periodically reviewing policies for the administration of executive compensation programs, reviewing on a periodic basis the operation of the Company’s executive compensation programs to determine whether they are properly coordinated, and reviewing new executive compensation programs;

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reviewing director compensation levels and practices, and recommending, from time to time, changes in such compensation levels and practices to the Board of Directors with equity ownership in the Company encouraged;

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periodically reviewing the Company’s policies and procedures with respect to employee loans, provided that the Committee shall not approve any arrangement in which the Company, directly or indirectly, extends or maintains credit, arranges for the extension of credit, or renews an extension of credit, in the form of a personal loan to or for any director or executive officer (or the equivalent thereof) of the Company;

•	annually reviewing and reassessing the adequacy of the Compensation Committee’s Charter and recommending any proposed changes to the Board of Directors for approval;

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reviewing and implementing appropriate procedures to enable the Company to follow the requirements of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended, the Treasury Regulations promulgated thereunder, any Internal Revenue Service rulings, pronouncements, procedures or other administrative guidance and all applicable judicial authority relating thereto (the “Tax Laws”) with respect to the deduction of all performance-based compensation payable to the Executive Chairman, Chief Executive Officer and other executive officers;

•

reviewing and discussing the Company’s Compensation Discussion and Analysis section with management and, recommending to the Board of Directors that it be included in the Company’s Form 10-K or proxy statement, as applicable; and

•	preparing a report on executive compensation as required by the rules of the Securities and Exchange Commission for inclusion in the Company’s annual proxy statement.

The Compensation Committee met seven times in 2009. During 2009, the Compensation Committee agendas were established in consultation with the committee chair and Mr. Frank, our Executive Chairman. The Compensation Committee also periodically met in executive session following the Compensation Committee meetings. In 2009, at the request of the committee, Mr. Frank and Mr. Magusiak, our President and Chief Executive Officer, each provided the Compensation Committee with a performance assessment and compensation recommendations for each of the executive officers other than themselves. Those recommendations were then considered by the Compensation Committee, along with the information and analysis of executive compensation from Longnecker &

Associates, an independent executive compensation consulting firm. In 2009, Mr. Frank typically attended the Compensation Committee meetings, but he was not present for the executive sessions, or for any discussion of his own compensation. In 2010, the Compensation Committee utilized a similar process for establishing compensation, including an updated executive compensation analysis from Longnecker & Associates. The Compensation Committee’s processes for establishing and overseeing executive compensation and the role of the Company’s compensation consultant are discussed further in the “Compensation Discussion and Analysis” section below.

During 2009, the Compensation Committee was comprised of Ms. Pharr Lee, Gen. Franks (retired), and Messrs. T. Morris, Tyree and Wooldridge. Mr. Wooldridge is the current chairman of the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

None of the Compensation Committee members (Ms. Pharr Lee, Gen. Franks (retired), and Messrs. T. Morris, Tyree and Wooldridge) have ever been officers or employees of the Company, nor have they had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K. There have been no relationships during the last fiscal year requiring disclosure by the Company under any paragraph of Item 407(e)(4) of Regulation S-K.

Stockholder Communications with the Board of Directors

The Board of Directors has established a means by which stockholders and interested parties may communicate directly with the Board of Directors or individual members of the Board of Directors. Stockholders may contact the Board of Directors or any committee of the Board of Directors by sending an email to the non-management directors as a group at nonmanagementdirectors@cecentertainment.com or to one of the committees at auditcomm@cecentertainment.com, corpgovcomm@cecentertainment.com or compcomm@cecentertainment.com. Communications will be distributed to the Board of Directors, as appropriate, based on the facts and circumstances outlined in the communication. This policy and procedure is also posted on the Company’s website at http://www.chuckecheese.com under “Company Info–Investor Information.”

COMPENSATION DISCUSSION AND ANALYSIS

In this Compensation Discussion and Analysis, we discuss our compensation objectives, our decisions and the rationale behind those decisions relating to 2009 compensation for our named executive officers and our decisions to date regarding 2010 compensation. The discussion and analysis also contains statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts. This discussion and analysis also explains the current compensation policies of the Company, which may change in the future in certain circumstances that the Board of Directors or the Compensation Committee consider advisable.

Objectives of Our Compensation Program

The objectives of our compensation program include the following:

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Attract, retain and motivate executive officers and other employees to successfully implement our strategic plan and enhance stockholder value, through the use of both short and long-term incentives that reward individual and Company performance;

•	Structure compensation based on performance measures intended to reward performance which we believe creates value for stockholders; and

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Promote an ownership mentality and ensure senior management continuity among our officers and employees through the use of equity-based compensation that more closely aligns the interests of the executives with those of our stockholders.

Our ability to hire and retain executives with the requisite skills and experience to implement our strategic plan is essential to our success and the success of our stockholders. The goals encompassed in our strategic plan include both improving sales and profits from our existing stores and increasing the number of Company-owned and franchise stores. We believe that if we successfully execute this strategic plan, we can enhance stockholder value by increasing our free cash flow over the long term through increased earnings and careful management of capital expenditures.

We believe that our success in recruitment and retention of executives is dependent upon our ability to offer a work environment in which our executives can find attractive career challenges and opportunities. We also understand that our executives have a choice regarding where they pursue their careers, and that the compensation we offer plays a significant role in their decision to work for CEC.

What Our Compensation Program Is Designed to Reward

Our executive compensation program is designed to reward strong financial performance of the Company that results from quality execution of our strategic plan on both a short-term and long-term basis. In addition, we want to reinforce those core values that we believe help us achieve our strategic goals, including teamwork, integrity, and the importance we place on each individual.

Elements of Our Compensation Program and Why We Pay Each Element

Our compensation program is primarily comprised of three elements: base salaries, cash bonuses and long-term equity-based incentive compensation.

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Base Salaries. We pay base salary in order to recognize each executive officer’s unique value and historical contributions to the Company’s success. In establishing base salaries, the Compensation Committee considers salary norms in the industry and the general marketplace, base salaries offered by companies that we compete with for executive talent and the executive’s position and level of responsibility.

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Cash Bonuses. We include an annual cash bonus as part of our compensation program because we believe this element of compensation helps to focus executive officers on and motivate executive officers to achieve key annual corporate objectives by rewarding the achievement of these objectives. We also believe it is necessary in order to offer a competitive total remuneration package.

Our annual cash bonuses are an integral component of compensation that link and reinforce executive decision-making and performance with the annual objectives of the Company. The Compensation Committee may award cash bonuses through the Incentive Bonus Plan or on a discretionary basis. Our Incentive Bonus Plan provides cash bonuses to our executive officers and other eligible employees based upon comparable store sales and earnings per share results for the applicable fiscal year. Each executive’s bonus will be an amount equal to a specified percentage of the executive’s gross base salary.

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Long-Term Equity-Based Incentive Compensation. Long-term equity-based incentive compensation is an element of our compensation policy because we believe it aligns executive officers’ interests with the interests of the Company’s stockholders, rewards long-term performance, is required in order for us to be competitive from a total remuneration standpoint, encourages executive retention and provides executives the opportunity to share in the long-term performance of the Company.

Prior to 2006, we provided long-term equity based incentive compensation in the form of stock options. However, because of the evolution of regulatory, tax and accounting treatment and the desire to reduce the dilution to our current stockholders, beginning in 2006, we began issuing restricted stock with a four year ratable vesting schedule rather than issuing stock options. By providing a four year ratable vesting schedule, the recipients of the restricted stock have an incentive to remain employed over the vesting period. We believe that our restricted stock plan serves as a vehicle for providing long-term incentives and also serves as a retention tool.

How We Determine the Amount and Material Terms of Each Element of Compensation

The Compensation Committee of our Board of Directors oversees our compensation programs. The Compensation Committee’s primary purpose is to assist the Board of Directors in the discharge of its fiduciary responsibilities relating to determining the compensation of the Company’s executive officers. Consistent with the listing requirements of the New York Stock Exchange, the Compensation Committee is composed entirely of independent members of our Board of Directors. The Compensation Committee typically meets in the first quarter of each year to review the Company’s compensation program and to determine compensation levels for the ensuing fiscal year.

As part of its process, the Compensation Committee utilizes the assistance of Longnecker & Associates, an executive compensation consulting company (“Longnecker”), to assist the Committee in evaluating executive compensation programs and in evaluating executive officers’ compensation compared to an established peer group of similar public companies selected by the Compensation Committee in consultation with Longnecker. The use by the Compensation Committee of an independent consultant is intended to provide additional assurance that the Company’s executive compensation programs are reasonable and consistent with the Company’s compensation objectives and market compensation levels. Longnecker reports directly to the Compensation Committee, communicates with the Compensation Committee to discuss compensation trends and best practices, and does not perform any services for management. Approximately every other year Longnecker is asked to produce a report (the “Longnecker Report”) to the Compensation Committee assessing the competitiveness of our executive compensation as compared to executive compensation of companies in the restaurant/entertainment industry that we believe are comparable in terms of industry and size and are reflective of the type of companies with whom we compete for executive talent.

In determining compensation for 2009, the Committee considered the Longnecker Report completed at the end of 2007 (the “2007 Longnecker Report”), which reviewed, assessed and compared a variety of compensation surveys, and compared our executive compensation to that of a peer group of 11 public companies from the restaurant/entertainment industry.

The 11 companies included in the peer group for the 2007 Longnecker Report were as follows:

• Applebee’s International, Inc.	• RARE Hospitality International, Inc.
• California Pizza Kitchen, Inc.	• Papa John’s International, Inc.
• CBRL Group, Inc. (Cracker Barrel)	• Red Robin Gourmet Burgers, Inc.
• The Cheesecake Factory	• Ruby Tuesday, Inc.
• P.F. Chang’s China Bistro	• Texas Roadhouse, Inc.
• Panera Bread Company

From a business perspective at the time of the 2007 Longnecker Report, as compared to these 11 companies on average, CEC generally had lower revenue, higher margins, a similar market capitalization, slightly smaller workforce and a higher amount of assets.

In December 2009, the Compensation Committee engaged Longnecker for the purpose of evaluating the compensation of: (i) the Company’s top nine executives; (ii) the Board of Directors; (iii) a Lead Independent Director; and (iii) chairpersons of the committees of the Board of Directors. The evaluation resulting from this engagement was submitted to the Compensation Committee in January 2010 (the “2010 Longnecker Report”) and was utilized by the Compensation Committee in the process of determining the 2010 compensation for the Company’s executives and directors. The 2010 Longnecker Report reviewed, assessed and compared a variety of compensation surveys, and compared our executive compensation to that of a peer group of 10 public companies from the restaurant/entertainment industry.

The 10 companies included in this peer group for the most recently completed survey are as follows:

• Bob Evans Farms	• Panera Bread Company
• California Pizza Kitchen, Inc.	• Papa John’s International, Inc.
• CBRL Group, Inc. (Cracker Barrel)	• Red Robin Gourmet Burgers, Inc.
• The Cheesecake Factory	• Ruby Tuesday, Inc.
• P.F. Chang’s China Bistro	• Texas Roadhouse, Inc.

From a business perspective at the time of the 2010 Longnecker Report, as compared to the 50th percentile of our selected peer group, the Company generally has a higher amount of assets, higher annual operating cash flow, higher enterprise value, lower revenues, lower gross profit and higher gross profit percentage.

In reviewing total compensation of executives, the 2007 Longnecker Report and 2010 Longnecker Report analyzed total compensation of amounts generally in the range between the 50 th and 75 th percentile of our selected peer group. The 50 th percentile, or midpoint range of our peer group, is intended to provide compensation at a level appropriate for an executive who meets expectations and is fully qualified for the responsibilities of a given position. Compensation approximating the 75 th percentile of the range is intended to provide compensation at a level appropriate for a seasoned incumbent who typically exceeds expectations.

Base salary.    During 2009, the Compensation Committee, our Executive Chairman, Mr. Frank, and our President and Chief Executive Officer, Mr. Magusiak, met to review the base salaries of the Company’s executive officers at a regularly scheduled meeting of the Compensation Committee. Messrs. Frank and Magusiak participated in some preliminary discussions with the Compensation Committee about the base salary levels of the Company’s other executive officers, including the performance of the other executive officers. Thereafter, Messrs. Frank and Magusiak were excused and the Compensation Committee met in an executive session to consider any potential change to their respective base salaries. Following this executive session, Messrs. Frank and Magusiak rejoined the meeting, and participated in the concluding discussions about the base salary levels of the Company’s other executive officers. Neither Mr. Frank nor Mr. Magusiak made a recommendation on their respective base salaries, although they renegotiated their salaries with the Compensation Committee pursuant to their employment agreements. For 2009, the Compensation Committee set the base salary of Messrs. Frank, Magusiak, Morris, Huston and Cardinale at $750,000, $750,000, $310,000, $310,000 and $310,000, respectively. In considering the factors described below, the Compensation Committee determined that Mr. Frank’s salary should be reduced from $900,000 to $750,000 as a result of his retirement as Chief Executive Officer as of December 29, 2008. Mr. Frank agreed to reduce his salary. In considering the factors described below, the Compensation Committee determined that Mr. Magusiak’s salary should be increased from $650,000 to $750,000 as a result of his assuming the duties of Chief Executive Officer as of December 29, 2008. The Compensation Committee agreed to increase the salaries of each of the other named executive officers by approximately 3% in consideration of the factors below, including in particular the difficult economic conditions in the Company’s industry.

In 2010, the Compensation Committee utilized a similar process for establishing compensation, including the participation of Messrs. Frank and Magusiak with respect to the review of base salaries of the Company’s other executive officers and their excusal from any Compensation Committee discussions regarding their respective base salaries. For 2010, the Compensation Committee set the base salary of Messrs. Frank, Magusiak, Morris, Huston and Cardinale at $750,000, $775,000, $340,000, $315,000 and $340,000, respectively. The Committee agreed to increase the salaries of each of the other named executive officers in consideration of the factors below.

In setting base salaries, the Compensation Committee took into account a combination of subjective factors as well as the information in the 2010 Longnecker Report. Subjective factors the Compensation Committee considers include individual achievements, level of responsibility, experience, leadership abilities, increases or changes in duties and responsibilities and contributions to the Company’s performance. The Compensation Committee does not consider wealth accumulation in its evaluation.

The Compensation Committee generally establishes base salaries in conjunction with the cash bonus and long term incentive elements of the compensation program that create a compensation package that affords the individual an opportunity which generally approximates the 50 th to 75 th percentile of the competitive market.

Cash Bonus.    The Compensation Committee may award cash bonuses through the Incentive Bonus Plan, on a discretionary basis, or both.

Incentive Bonus Plan

The Company has established the Incentive Bonus Plan whereby executive officers and employees in general have the potential to receive a cash bonus if the Compensation Committee’s pre-established comparable store sales goal and earnings per share goal for a fiscal year are met.

The Compensation Committee determines by at least March 15th of each fiscal year the applicable percentage of an executive’s gross base earnings that may be earned under the Incentive Bonus Plan for such year (the “Bonus Potential”). Executives will receive a bonus under the Incentive Bonus Plan if our comparable store sales and earnings per share for the applicable fiscal year reach the target levels established by the Compensation Committee. In no event would a bonus be paid under the 2009 Incentive Bonus Plan unless certain minimum comparable store sales for the fiscal year as predetermined by the Compensation Committee are attained.

The actual bonus payout for an executive is equal to the gross base earnings of such executive multiplied by their Bonus Potential, multiplied by the sales multiplier for the fiscal year, multiplied by the earnings per share multiplier for the fiscal year. If the comparable store sales target for a fiscal year is obtained, the sales multiplier for that fiscal year will be the number one. If the earnings per share target for a fiscal year is obtained, the earnings per share multiplier described below for that fiscal year will be the number one. The sales multiplier and the earnings per share multiplier for a fiscal year will be lower or higher than the number one if the comparable store sales and the earnings per share are lower or higher, respectively, than the targeted results. The amount of bonus may be adjusted, as determined by the Compensation Committee, for any material unusual transactions that occur outside of the normal, regular course of business, which we define to mean any unusual transaction that is equal to or greater than 0.5% of pre-tax budgeted earnings. No such adjustments were made in 2009. Based on this formula, the comparable store sales and earnings per share criteria of our Executive Chairman, President and Chief Executive Officer, and the other named executive officers is the same for any given fiscal year but the targets may be adjusted from year to year.

For 2009, the Compensation Committee set the target increase in earnings per share at 16% (excluding the estimated impact of any share repurchases by the Company during fiscal year 2009) and the target comparable store sales at flat compared to 2008. The Compensation Committee established lower performance targets in 2009 than in 2008 as a result of the difficult economic conditions encountered in the Company’s industry, determining that the lower targets established the appropriate short-term incentive for the named executive officers. The Committee maintained the target bonus amount of 100% of gross base salary for 2009, determining that it provided the appropriate mix with the amounts of salary described above and long-term incentives described below. For purposes of the 2009 Incentive Bonus Plan, gross base earnings equal the amount of taxable earnings paid to the executive as salary during fiscal year 2009. This is distinguished from the Base Salary set forth in the “Summary Compensation Table” which is the annual base salary established by the Compensation Committee. For each executive, the Compensation Committee set a percentage of gross base salary that such executive would receive if the target comparable store sales and the target earnings per share were met in 2009. The actual percentage of gross base salary payable to each executive for 2009 could have been higher or lower than the set percentage depending on whether the actual comparable store sales and earnings per share were higher than or lower than the 2009 targets. The maximum multiplier of the target percentage that could have been earned in 2009 was 2.0. The minimum multiplier of the target percentage that could have been earned in 2009 was .24. No bonus would have been paid in 2009 if comparable store sales declined by more than 4.0%. Our executive officers had a target percentage of gross base salary of 100% under the 2009 Incentive Bonus Plan, which would have been paid if the comparable store sales and earnings per share targets were met but not exceeded. For 2009, comparable store sales were negative 2.78% and earnings per share growth was 12.02% after excluding the estimated impact from share repurchases during 2009. Under the 2009 Incentive Bonus Plan, the corresponding multiplier for comparable store sales of negative 2.78% was .58 and the corresponding multiplier for earning per share growth of 12.02% was .92. Therefore, the actual bonus payout to our named executive officers was .534 (.58 multiplied by .92) multiplied by 100%, which resulted in 53.4% of their Bonus Potential. For the named executive officers this also equaled 53.4% of their gross base earnings. Thus, our named executive officers received the following bonuses for 2009 under the Incentive Bonus Plan:

Name and Position	Incentive Bonus Payment
Richard M. Frank (Executive Chairman)	$418,985

Michael H. Magusiak (President and Chief Executive Officer)	$413,850

Christopher D. Morris (Chief Financial Officer)	$171,640

Richard T. Huston (Executive Vice President)	$171,640

J. Roger Cardinale (Executive Vice President)	$171,640

The granting of the awards pursuant to the Incentive Bonus Plan at the beginning of the year to any individual or to the officers as a group is entirely at the discretion of the Compensation Committee.

For 2010, the Compensation Committee set the target increase for comparable store sales at 2.0% on a same calendar week basis (i.e. fiscal weeks 1 through 52 in fiscal 2010 compared to weeks 2 through 53 in fiscal 2009) and the target for earnings per share at $2.66, representing a growth rate of 6.4%, excluding the $0.17 benefit of an extra operating week from fiscal 2009 and the estimated impact of any share repurchases by the Company during fiscal 2010. To the extent the Company repurchases Company shares in fiscal 2010, actual earnings per share figures in fiscal 2010, for purposes of the Incentive Bonus Plan, will be adjusted to exclude the effects of such share repurchases. For each executive, the Compensation Committee set a percentage of gross base earnings that such executive would receive if the target comparable store sales on a same calendar week basis and the target earnings per share are met in 2010. The actual percentage of gross base earnings payable to each executive for 2010 may be higher or lower than the set percentage depending on whether the actual comparable store sales and earnings per share are higher than or lower than the 2010 targets. The maximum multiplier of the target percentage that could be earned in 2010 is 2.0. The minimum multiplier of the target percentage that could be earned in 2010 is .24. No bonus will be paid in 2010 if comparable store sales decline by more than 4.0%. Mr. Magusiak has a target percentage of gross base earnings of 125% under the 2010 Incentive Bonus Plan and the other executive officers have a target percentage of gross base earnings of 100% under the 2010 Incentive Bonus Plan, which would be paid if the comparable store sales and earnings per share targets were met but not exceeded.

Discretionary Bonuses

The Compensation Committee, in its discretion based on the collective business judgment of its members, may also choose to award a bonus other than pursuant to the Incentive Bonus Plan, and decide on the actual level of the award in light of all relevant factors during or after completion of the fiscal year. No discretionary bonuses were paid to named executive officers in 2009.

Long-Term Equity-Based Incentives.    Our Second Amended and Restated 2004 Restricted Stock Plan is administered by the Compensation Committee. The Compensation Committee selects award recipients, determines the timing of grants, assigns the number of shares subject to each award and sets the vesting schedule which is usually over a period of four years. The Compensation Committee determines the amount of the restricted stock grants based on the level of job responsibility, individual performance, and Company performance. The Compensation Committee will meet between two and ten business days after our quarterly earnings release, and these four meetings will be the only times during the year that grants of restricted stock will be awarded. The Compensation Committee believes it is a better practice to make awards at consistent times when material information regarding our performance has been recently disclosed.

In February 2009, Messrs. Frank and Magusiak provided recommendations to the Compensation Committee for the value of restricted stock to be granted to the other named executive officers. For 2009, the Compensation Committee granted to named executive officers an aggregate of 169,444 shares of restricted stock with a four year vesting schedule. On February 24, 2009, the Compensation Committee granted the named executive officers shares of restricted stock with a four year vesting schedule with 25% of the shares granted vesting on the first anniversary date of the grant and thereafter with 25% of the shares granted vesting on February 24, 2011, February 24, 2012 and February 24, 2013, provided the named executive officer is still employed by us on those dates. On February 24, 2010, 25% of the shares granted in 2009 to the named executive officers vested. The Compensation Committee granted the named executive officers the following value and number of shares of restricted stock on February 24, 2009:

	2009 Restricted Stock
Name and Position	Value	Shares
Richard M. Frank (Executive Chairman)	$1,500,000	60,951

Michael H. Magusiak (President and Chief Executive Officer)	$1,500,000	60,951

Christopher D. Morris (Executive Vice President and Chief Financial Officer)	$400,000	16,254

Richard T. Huston (Executive Vice President)	$385,000	15,644

J. Roger Cardinale (Executive Vice President)	$385,000	15,644

In addition, the restricted stock awards granted to Messrs. Frank and Magusiak in 2009 included additional, performance-based vesting conditions based on the achievement of total revenue targets during fiscal year 2009. Under the performance-based vesting conditions, no restricted stock award would be retained if total revenue during fiscal year 2009 was $751,245,000 or less. In addition, under the performance-based vesting conditions, the entire restricted stock award would be retained if total revenue during fiscal year 2009 was $806,000,000 or more. In the event total revenue was between $751,245,001 and $805,999,999, a portion of the restricted stock award would be retained and a portion would be forfeited. The performance based awards established by the Compensation Committee are based 100% on the achievement of revenue objectives set by the Compensation

Committee which the Compensation Committee believes are the appropriate performance-based inducement for the executive to retain some or all of his restricted stock award. For 2009, the performance-based vesting conditions were satisfied with respect to the 2009 restricted stock awards and Messrs. Frank and Magusiak retained all of their restricted stock grants which were valued at $1,500,000 for Mr. Frank and $1,500,000 for Mr. Magusiak.

In January and February 2010, our Executive Chairman, Mr. Frank, and our President and Chief Executive Officer, Mr. Magusiak, provided recommendations to the Compensation Committee for the value of restricted stock to be granted to the other named executive officers. For 2010, the Compensation Committee granted to named executive officers an aggregate of 119,245 shares of restricted stock with a four year vesting schedule. On March 2, 2010, the Compensation Committee approved the Company’s restricted stock grant for 2010. The restricted stock subject to the 2010 stock grants will vest as follows: 25% on March 2, 2011, 25% on March 2, 2012, 25% on March 2, 2013 and 25% on March 2, 2014, provided the named executive officer is still employed by us on those dates. The Compensation Committee granted the named executive officers the following value and number of shares of restricted stock on March 2, 2010:

	2010 Restricted Stock
Name and Position	Value	Shares
Richard M. Frank (Executive Chairman)	$1,500,000	41,597

Michael H. Magusiak (President and Chief Executive Officer)	$1,500,000	41,597

Christopher D. Morris (Executive Vice President and Chief Financial Officer)	$450,000	12,479

Richard T. Huston (Executive Vice President)	$400,000	11,093

J. Roger Cardinale (Executive Vice President)	$450,000	12,479

In addition, the restricted stock awards granted to Messrs. Frank and Magusiak in 2010 include additional, performance-based vesting conditions based on the achievement of total revenue targets during fiscal year 2010. Under the performance-based vesting conditions, no restricted stock award will be retained if total revenue during fiscal year 2010 is $720,750,000 or less. In addition, under the performance-based vesting conditions, the entire restricted stock award will be retained if total revenue during fiscal year 2010 is $775,000,000 or more. In the event total revenue is between $720,750,001 and $774,999,999, a portion of the restricted stock award will be retained and a portion will be forfeited. The 2010 revenue ranges are below the 2009 revenue ranges as there were 53 weeks in fiscal year 2009, compared to 52 weeks in fiscal year 2010.

Benefits.    We provide Company benefits, or perquisites, that we believe are standard in the industry to our executive officers. We provide group medical and dental insurance program for the executives and their qualified dependents, group life insurance for the executives and their spouses, accidental death and dismemberment coverage and a Company sponsored cafeteria plan. A major portion of these benefits are paid for by the Company. Employee life insurance amounts surpassing the Internal Revenue Service maximum are treated as additional compensation to all employees. The named executive officers participate in a separate medical, dental and life insurance benefits program that is fully-funded by the Company. Messrs. Frank, Magusiak and Huston are also reimbursed for all out-of-pocket expenses related to their life insurance premiums, as well as all out of pocket medical and dental expenses for them, their spouses and dependent children. We pay all administrative costs to maintain the medical and dental benefit plans. Our executive officers are also entitled to certain benefits that are not otherwise available to all of our employees, including car allowances and subsidized annual physical exams.

How Elements of Our Compensation Program Are Related to Each Other

We view the various components of compensation as related but distinct and emphasize “pay for performance” with cash bonuses and equity awards as a significant portion of total compensation reflecting a risk aspect that is tied to long-term and short-term financial and strategic goals. Our compensation philosophy is to foster entrepreneurship by making equity compensation a significant component of executive compensation. We determine the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, retention of executive officers and other considerations we deem relevant, such as rewarding extraordinary performance. Our Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

Accounting and Tax Considerations

In general, we have structured our compensation program to satisfy certain provisions of Internal Revenue Code of 1986, as amended (the “Code”), including Sections 162(m) and 409A. Under Section 162(m) of the Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A and do not comply with the provision, the service provider will be subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. We reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when we believe that such payments are appropriate and in the best interest of the stockholders, after taking into consideration changing business conditions or the executive’s individual performance and/or changes in specific job duties and responsibilities.

All equity awards to executive officers have been reflected in our consolidated financial statements, based upon the applicable accounting guidance, at the fair market value on the grant date in accordance with FASB ASC Topic 718 (formerly Statement of Financial Accounting Standards No. 123R).

Stock Ownership Guidelines

The Compensation Committee strongly believes that executive officers should own appropriate amounts of the Company’s Common Stock to align their interests with those of the Company’s stockholders. The Company’s equity incentive plans provide ample opportunity for executives to acquire such Common Stock. The Compensation Committee also has adopted stock ownership and retention guidelines for the Executive Chairman, President and Chief Executive Officer, all Executive Vice Presidents and all non-employee directors. The ownership targets under the current policy are as follows:

Executive Chairman	50,000 shares
President and Chief Executive Officer	50,000 shares
Executive Vice Presidents	10,000 shares
Non-Employee Directors	5,000 shares

Termination of Employment Arrangements

We have “change of control” severance provisions in the employment agreements negotiated with our Executive Chairman and our President and Chief Executive Officer. Our Board of Directors and Compensation Committee believe that providing these agreements to our Executive Chairman and our President and Chief Executive Officer should serve to help protect stockholder’s interests. The Agreements provide that the executives would only receive “change of control” severance in the event that both a “change of control” occurred and the executive left the Company within one year of the “change of control.” Our Board of Directors and Compensation Committee believe that providing these agreements to our Executive Chairman and our President and Chief Executive Officer should serve to help protect stockholders’ interests in the event of a change of control event affecting the Company, by enhancing the likelihood of management continuity through the closing of any transaction. Our Board of Directors and Compensation Committee further believe that these provisions are appropriate given the combined tenure of the two executives with the Company exceeds 45 years and that in the event of any “change in control,” Messrs. Frank and Magusiak would likely be asked to remain as members of the executive management team of the Company. Finally, the Board of Directors and Compensation Committee believe that the remuneration for any “change of control” severance, which approximates one year of total target compensation for Mr. Frank and amounts to less than one year of total target compensation for Mr. Magusiak, is fair and appropriate given their long-term service with the Company and provides the appropriate incentive to continue service to the Company during any pending change of control. See “Potential Payments Upon Termination or Change-in-Control” for more information on the Company’s “change in control” severance provisions.

See “Potential Payments Upon Termination or Change-in-Control” for more information on the Company’s “change in control” severance provisions.

In addition, our Employee Stock Plans have provisions allowing for the vesting of awards granted under those plans following a change of control (as defined in the applicable Employee Stock Plan), which would apply to awards granted to our executive officers. Generally, awards granted under the Employee Stock Plans provide that the award will vest in the event that there is a change in control (as defined in the applicable Employee Stock Plan).

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Raymond E. Wooldridge, Chairman

Gen. Tommy Franks, retired

Tim T. Morris

Cynthia Pharr Lee

Walter Tyree

This Compensation Committee Report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of date or any general incorporation language in such filing.

EXECUTIVE COMPENSATION

The following tables and accompanying narrative disclosure should be read in conjunction with the Compensation Discussion and Analysis, which sets forth the objectives of the Company’s executive compensation program.

Summary Compensation Table

The Summary Compensation Table below summarizes the total compensation of each named executive officer earned and awarded during fiscal years 2007, 2008 and 2009:

Name and Principal Position	Year	Salary (2)	Bonus	Stock Awards (3)	Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5)	Total
		($)	($)	($)	($)	($)	($)
Richard M. Frank	2009	764,423	—	1,500,000	418,985	48,317	2,731,725
(Executive Chairman)(1)	2008	900,000	—	1,800,000	1,134,000	51,513	3,885,513
	2007	900,000	—	1,500,000	222,415	72,682	2,695,097
Michael H. Magusiak	2009	764,423	—	1,500,000	413,850	32,063	2,710,336
(President and CEO)(1)	2008	650,000	—	1,560,000	819,000	36,918	3,065,918
	2007	650,000	—	1,300,000	158,131	33,886	2,142,017
Christopher D. Morris	2009	315,962	—	400,000	171,640	19,501	907,103
(Chief Financial Officer)	2008	300,000	—	400,000	375,335	20,008	1,095,343
	2007	250,000	—	350,000	60,530	20,938	681,468
Richard T. Huston	2009	315,962	—	385,000	171,640	28,060	900,662
(Executive Vice President)	2008	300,000	—	400,000	375,335	33,209	1,108,544
	2007	250,000	—	350,000	60,765	23,992	684,757
J. Roger Cardinale	2009	315,962	—	385,000	171,640	19,653	892,255
(Executive Vice President)	2008	300,000	—	400,000	375,335	18,570	1,093,905
	2007	250,000	—	350,000	60,765	20,945	681,710

(1)	Mr. Frank served as Chief Executive Officer through the end of the 2008 fiscal year. Mr. Magusiak was promoted to Chief Executive Officer effective as of December 29, 2008.

(2)	This column represents the base compensation earned during each of the fiscal years presented. The amount reported for 2009 includes an additional week of compensation as fiscal year 2009 contained 53 weeks compared to 52 weeks in fiscal 2008 and 2007.

(3)	This column represents the value of restricted stock awards approved by the Compensation Committee in each of the fiscal years presented and is consistent with the grant date fair value of the award computed in accordance with FASB ASC Topic 718. Amounts for 2007 and 2008, have been recomputed using the same methodology in accordance with Securities and Exchange Commission rules. Pursuant to Securities and Exchange Commission rules, the amounts shown reflect the actual or probable outcome of performance conditions that affect the vesting of awards granted to Messrs. Frank and Magusiak and exclude the impact of estimated forfeitures related to service-based vesting conditions. For assumptions used in determining these values, refer to note 1 of the Company’s financial statements under the caption “Summary of Significant Accounting Policies–Stock-Based Compensation” in the Company’s Annual Report on Form 10-K for the year ended January 3, 2010, as filed with the Securities and Exchange Commission. See the “Grants of Plan-Based Awards in Fiscal 2009” table for information on restricted stock awards made in 2009.

(4)	This column includes payments pursuant to the 2007 Incentive Bonus Plan earned in 2007 and paid in 2008, payments pursuant to the 2008 Incentive Bonus Plan earned in 2008 and paid in 2009 and payments pursuant to the 2009 Incentive Bonus Plan earned in 2009 and paid in 2010. For all of the years provided, the incentive bonus computation is based on the annual base compensation amounts that were paid on a bi-weekly basis to the named executive officers during the calendar year. Based on the timing of bi-weekly payroll dates during calendar year 2009, 2009 contained an additional pay period as compared to 2007 and 2008.

(5)	See the “All Other Compensation in Fiscal 2009” table below for additional information about the compensation included under “All Other Compensation” for 2009.

All Other Compensation in Fiscal 2009

Name	Car Allowance	Long Term Disability, Spousal and Child Life Insurance Reimbursement	Medical Expense Reimbursement	Car Insurance Reimbursement	Total
	($)	($)	($)	($)	($)
Richard M. Frank (Executive Chairman)	24,000	13,612	10,705	—	48,317

Michael H. Magusiak (President and Chief Executive Officer)	24,000	667	6,892	504	32,063

Christopher D. Morris (Chief Financial Officer)	18,000	486	—	1,015	19,501

Richard T. Huston (Executive Vice President)	18,000	957	8,722	381	28,060

J. Roger Cardinale (Executive Vice President)	18,000	570	—	1,083	19,653

Grants of Plan-Based Awards in Fiscal 2009

The following table summarizes the 2009 grants of non-equity awards under the Company’s Incentive Bonus Plan and all restricted stock awards:

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards (2)					All Other Stock Awards: Number of Shares of Stock (3)	Grant Date Fair Value of Stock Awards (4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)		Target ($)		Maximum ($)	(#)	($)
Richard M. Frank	02/24/09	188,308	784,616	1,569,232	24.61	(5)	1,500,000	(6)	1,500,000	60,951	1,500,000
(Executive Chairman)

Michael H. Magusiak	02/24/09	186,000	775,000	1,550,000	24.61	(5)	1,500,000	(6)	1,500,000	60,951	1,500,000
(President and Chief Executive Officer)

Christopher D. Morris	02/24/09	77,142	321,423	642,846						16,254	400,000
(Chief Financial Officer)

Richard T. Huston	02/24/09	77,142	321,423	642,846						15,644	385,000
(Executive Vice President)

J. Roger Cardinale	02/24/09	77,142	321,423	642,846						15,644	385,000
(Executive Vice President)

(1)	Grants of non-equity incentive plan awards were made to the named executive officers pursuant to the Company’s Incentive Bonus Plan. Under the awards, the named executive officers receive a bonus under the Incentive Bonus Plan if the Company’s comparable store sales and earnings per share for the applicable fiscal year reach the target levels of performance established by the Compensation Committee. For grants of non-equity incentive plan awards, threshold refers to the minimum amount payable for a certain level of performance under the plan, target refers to the amount payable if the specified performance target(s) are reached, and maximum refers to the maximum payout possible under the plan. No bonus would have been paid under the 2009 Incentive Bonus Plan if comparable store sales declined more than 4.0%. In 2009, the named executive officers received payments equal to 53.4% of the target for performance in 2009 under the Company’s 2009 Incentive Bonus Plan. As described in the section entitled “Incentive Bonus Plan” in the “Compensation Discussion and Analysis” section, potential bonus payouts under the Incentive Bonus Plan are based on the named executive officer’s gross base earnings. For purposes of the 2009 Incentive Bonus Plan, gross base earnings equal the amount of taxable earnings paid to the executive as salary during calendar year 2009. This is distinguished from the Base Salary set forth in the “Summary Compensation Table” which is the annual base salary established by the Compensation Committee. See the discussion in the section entitled “Incentive Bonus Plan” in the “Compensation Discussion and Analysis” section for a further description of these awards.

(2)	This column represents restricted stock awards granted to Messrs. Frank and Magusiak under the Second Amended and Restated 2004 Restricted Stock Plan. As described in the section entitled “Long-Term Equity-Based Incentives” in the “Compensation Discussion and Analysis” section, the restricted stock awards granted to Messrs. Frank and Magusiak in 2009 ratably vest annually over four years. The awards were also subject to additional, performance-based vesting conditions pursuant to which the awards would be forfeited if certain total revenue targets for fiscal year 2009 were not achieved. These targets were achieved and Messrs. Frank and Magusiak retained their awards subject to satisfying the vesting schedule.

(3)	This column represents restricted stock awards granted to our executive officers under the Second Amended and Restated 2004 Restricted Stock Plan. The restricted stock awards ratably vest annually over four years. See the discussion in the section entitled “Incentive Bonus Plan” in the “Compensation Discussion and Analysis” section for a further description of these awards.

(4)	This column represents the value of restricted stock awards approved by the Compensation Committee and is consistent with the grant date fair value of the award computed in accordance with FASB ASC Topic 718. For assumptions used in determining these values, refer to note 1 of the Company’s financial statements under the caption “Summary of Significant Accounting Policies—Stock-Based Compensation” in the Company’s Annual Report on Form 10-K for the year ended January 3, 2010, as filed with the Securities and Exchange Commission. The grant date fair value for the restricted stock awards granted to Messrs. Frank and Magusiak are based on the maximum threshold award amount.

(5)	Based on the closing price on the New York Stock Exchange of one share of the Company’s Common Stock on the date of grant, February 24, 2009.

(6)	This amount is based on the Company’s 2009 fiscal year performance.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in Fiscal 2009 Table

Employment Agreements or Arrangements

Employment Agreement with Mr. Frank

On February 23, 2010, Mr. Frank entered into an employment agreement with the Company providing for a forty-nine (49) month term commencing on February 23, 2010 and ending on March 31, 2014. The employment agreement replaces Mr. Frank’s prior employment agreement with the Company dated March 29, 2005, as amended. The employment agreement provides for (i) a base salary of $750,000, (ii) a cash bonus, payable annually, if earned, based upon the achievement of corporate objectives pursuant to the Company’s Incentive Bonus Plan, (iii) the grant of performance-based restricted stock or restricted stock unit awards (“Restricted Stock Awards”) in accordance with the terms of the Company’s Second Amended and Restated 2004 Restricted Stock Plan or any successor plan (the “Restricted Stock Plan”) in such number of shares and under such terms as may be determined by the Compensation Committee, in accordance with the terms of the Restricted Stock Plan, with any such awards vesting over the term of the employment agreement, (iv) the reimbursement of reasonable business expenses, (v) an automobile allowance of $24,000 annually and a reimbursement of automobile insurance premiums of $1,000 annually, (vi) at least $500,000 in life insurance coverage, (vii) at least five (5) weeks vacation and (viii) such additional benefits and/or compensation as may be determined by the Compensation Committee. The employment agreement also provides for certain severance and change-in-control payments. See “Potential Payments Upon Termination or Change-In-Control.”

In November 2005, the Company implemented the CEC Entertainment, Inc. Policy for Reimbursement of Business Travel on Private Aircraft. At the February 13, 2007 meeting of the Compensation Committee, the policy was amended to reimburse Mr. Frank for the lesser of the fair market value of the fractional use of a comparable aircraft or his direct operating costs. Mr. Frank is only reimbursed for the use of his aircraft for business purposes and must submit appropriate documentation to the Chief Financial Officer or the Chairman of the Compensation Committee whose approval is required for any such reimbursement. For 2009, the reimbursement to Mr. Frank was on average $987 per hour based on his direct operating costs for a total of $17,276.

Employment Agreement with Mr. Magusiak

On February 23, 2010, Mr. Magusiak entered into an employment agreement with the Company providing for a seventy-three (73) month term commencing on February 23, 2010 and ending on March 31, 2016. The employment agreement replaces Mr. Magusiak’s prior employment agreement with the Company dated March 29, 2005, as amended. The employment agreement provides for (i) a base salary of $750,000, (ii) a cash bonus, payable annually, if earned, based upon the achievement of corporate objectives pursuant to the Company’s Incentive Bonus Plan, (iii) the grant of Restricted Stock Awards in accordance with the terms of the Company’s Restricted Stock Plan in such number of shares and under such terms as may be determined by the Compensation Committee, in accordance with the terms of the Restricted Stock Plan, (iv) the reimbursement of reasonable business expenses, (v) an automobile allowance of $24,000 annually and a reimbursement of automobile insurance premiums of $1,000 annually, (v) at least $500,000 in life insurance coverage, (vi) at least five (5) weeks vacation and (vii) such additional benefits and/or compensation as may be determined by the

Compensation Committee. On March 2, 2010, the Compensation Committee increased Mr. Magusiak’s base salary from $750,000 to $775,000. The employment agreement also provides for certain severance and change-in-control payments. See “Potential Payments Upon Termination or Change-In-Control.”

Employment Arrangements with other Named Executive Officers

The other named executive officers do not have an employment agreement with the Company, and are “at will” employees who receive an annual salary, incentive bonus and equity compensation awards as approved annually by our Compensation Committee.

Outstanding Equity Awards at 2009 Fiscal Year-End

The following table provides information on the stock option and restricted stock awards held by our named executive officers as of January 3, 2009. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following this table, based on the stock option or restricted stock award grant date. The market value of the restricted stock awards is based on the closing market price of our common stock as of December 31, 2009 (the last trading day in the 2009 fiscal year), which was $31.92. See “Compensation Discussion and Analysis” for additional information about the stock option and restricted stock awards.

Name	Grant Date (1)	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Richard M. Frank (Executive Chairman)	02/27/06					11,337	$361,877
	05/07/07					19,420	$619,886
	02/25/08					50,055	$1,597,755
	02/24/09					60,951	$1,945,556

Michael H. Magusiak (President and Chief Executive Officer)	02/27/06					9,449	$301,612
	05/07/07					16,831	$537,246
	02/25/08					43,382	$1,384,753
	02/24/09					60,951	$1,945,556

Christopher D. Morris (Chief Financial Officer)	02/27/06					2,268	$72,395
	05/07/07					4,533	$144,693
	02/25/08					11,124	$355,078
	02/24/09					16,254	$518,828

Richard T. Huston (Executive Vice President)	02/27/06					2,268	$72,395
	05/07/07					4,533	$144,693
	02/25/08					11,124	$355,078
	02/24/09					15,644	$499,356

J. Roger Cardinale (Executive Vice President)	02/27/06					2,268	$72,395
	05/07/07					4,533	$144,693
	02/25/08					11,124	$355,078
	02/24/09					15,644	$499,356

(1)	The grant date for each of the restricted stock awards has been included to facilitate an understanding of the vesting schedules. With the exception of the awards made on May 7, 2007, the restricted stock awards vest at a rate of 25% each year until the award is fully vested on the fourth anniversary of the grant date. The May 7, 2007 stock awards vesting schedule is 25% on May 7, 2008, 50% on February 26, 2009, 75% on February 26, 2010 and 100% on February 26, 2011.

Option Exercises and Stock Vested in Fiscal 2009

		Option Awards		Stock Awards
Name	Date	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)(3)(4)		Value Realized on Vesting ($)(1)
Richard M. Frank (Executive Chairman)	02/25/09			16,685	(2)	393,766
	02/26/09			9,710	(3)	227,408
	02/27/09			11,336	(4)	264,695
	05/05/09	75,000	923,250
	05/06/09	25,100	305,333
	05/08/09	60,400	666,918
	05/11/09	50,000	552,355
	05/14/09	33,200	382,311
	05/15/09	62,820	742,475
	05/18/09	68,480	832,874

Michael H. Magusiak (President and Chief Executive Officer)	02/25/09			14,460	(2)	341,256
	02/26/09			8,415	(3)	197,079
	02/27/09			9,446	(4)	220,564
	05/14/09	75,000	845,558
	05/15/09	16,089	187,644
	05/18/09	85,700	1,041,392
	05/19/09	16,979	214,467
	05/20/09	14,500	186,508
	08/24/09	10,000	75,067
	08/25/09	50,000	386,245
	08/26/09	56,732	443,395

Christopher D. Morris (Chief Financial Officer)	02/25/09			3,707	(2)	87,485
	02/26/09			2,265	(3)	53,046
	02/27/09			2,267	(4)	52,934

Richard T. Huston (Executive Vice President)	02/25/09			3,707	(2)	87,485
	02/26/09			2,265	(3)	53,046
	02/27/09			2,267	(4)	52,934
	05/18/09	35,697	430,802
	05/19/09	27,303	337,856

J. Roger Cardinale (Executive Vice President)	02/25/09			3,707	(2)	87,485
	02/26/09			2,265	(3)	53,046
	02/27/09			2,267	(4)	52,934
	05/19/09	4,200	52,560
	05/20/09	21,000	260,117
	05/26/09	24,800	277,118
	08/25/09	50,000	390,955
	11/04/09	50,000	465,600

(1)	The “value realized” on exercise of a stock option is based on the difference between the per share closing price for our common stock on the date of exercise and the exercise price of the option. The “value realized” on vesting of a restricted stock award is calculated based on the closing market price of the Company’s common stock as of the vesting date of the award multiplied by the number of shares of stock vesting.

(2)	As of February 25, 2009, the following number of shares were withheld for taxes upon vesting of restricted stock awards: Mr. Frank (6,082 shares); Mr. Magusiak (4,530 shares); Mr. C. Morris (981 shares); Mr. Huston (981 shares); and Mr. Cardinale (981 shares).

(3)	As of February 26, 2009, the following number of shares were withheld for taxes upon vesting of restricted stock awards: Mr. Frank (3,540 shares); Mr. Magusiak (3,068 shares); Mr. C. Morris (600 shares); Mr. Huston (600 shares); and Mr. Cardinale (600 shares).

(4)	As of February 27, 2009, the following number of shares were withheld for taxes upon vesting of restricted stock awards: Mr. Frank (4,132 shares); Mr. Magusiak (3,444 shares); Mr. C. Morris (600 shares); Mr. Huston (600 shares); and Mr. Cardinale (600 shares).

Securities Authorized for Issuance under Equity Compensation Plans

The Company maintains the 1997 Non-Statutory Stock Option Plan, Second Amended and Restated 2004 Restricted Stock Plan, the Non-Employee Directors Stock Option Plan, and the Amended and Restated Non-Employee Directors Restricted Stock Plan, pursuant to which it may grant equity awards to eligible persons. Effective May 18, 2006, the Company discontinued issuing stock options to its employees pursuant to the Company’s 1997 Non-Statutory Option Plan, and to its non-employee directors pursuant to the Non-Employee Directors Stock Option Plan. On March 8, 2010, there were [—] options outstanding with a weighted average exercise price of $[—] per share, and with a weighted average remaining life of [—] years. Also on March 8, 2010 there were [—] shares of restricted stock that may be delivered in the future upon satisfaction of applicable vesting requirements. The options and restricted stock reflect all equity awards outstanding on March 8, 2010. As of March 8, 2010, [—] shares remain available for grant under the Second Amended and Restated 2004 Restricted Stock Plan and [—] shares remain available for grant under the Amended and Restated Non-Employee Directors Restricted Stock Plan. No other shares are available for grant under any other plan other than those previously named. The following table sets forth information about equity awards under the Company’s above-mentioned plans as of January 3, 2010:

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity Compensation Plans Approved by Security holders	1,255,565	(1)	$35.19	1,184,703	(2)

Equity Compensation Plans Not Approved by Security holders	—		—	—

Total	1,255,565		$35.19	1,184,703

(1)	This number includes 472,838 shares of common stock issuable upon the exercise of options granted under the 1997 Non-Statutory Stock Option Plan, 652,598 shares of common stock issuable upon the vesting of awards granted under the Second Amended and Restated 2004 Restricted Stock Plan, 70,500 shares of common stock issuable upon the exercise of options granted under the Non-Employee Directors Stock Option Plan, and 59,629 shares of common stock issuable upon the vesting of awards granted under the Amended and Restated Non-Employee Directors Restricted Stock Plan.

(2)	This number includes 1,102,374 shares of common stock issuable upon the vesting of awards granted under the Second Amended and Restated 2004 Restricted Stock Plan, and 82,329 shares of common stock issuable upon the vesting of awards granted under the Amended and Restated Non-Employee Directors Restricted Stock Plan.

Potential Payments upon Termination or Change-In-Control

The Company provides benefits to certain of the named executive officers upon certain terminations of employment from the Company. These benefits are in addition to the benefits to which the executives would be entitled upon a termination of employment generally (i.e., vested stock options accrued as of the date of termination, restricted stock awards that are vested as of the date of termination, vested benefits, if any, in the Company’s 401(k) Plan, and the right to elect continued health coverage pursuant to COBRA). The incremental benefits payable to the executives are described as follows:

Potential Termination Payments under Mr. Frank’s and Mr. Magusiak’s Employment Agreements

Under the terms of the respective employment agreements (the “Employment Agreements”), if Mr. Frank’s or Mr. Magusiak’s employment with the Company is terminated by the Company other than (i) for Cause, (ii) as a result of death, (iii) as a result of a “significant medical condition” (as defined below), or (iv) as a result of a “permanent disability” (as defined below), then Messrs. Frank and Magusiak will each be entitled to receive a severance amount equal to $2,000,000, which will be payable in cash in a lump sum within five (5) business days of such date of termination. In addition, under his Employment Agreement, Mr. Frank is entitled to deferred compensation payments equaling $25,000 per year for 10 years after the date he leaves the Company, upon the earlier of (i) the date his employment is terminated for any reason (including retirement, death, disability or as a result of a significant medical condition) or (ii) the end of the term of his employment agreement. Under his Employment Agreement, Mr. Magusiak is entitled to deferred compensation payments equaling $25,000 per year for 10 years after the date he leaves the Company, upon the earlier of (i) the date the Company terminates his employment for any reason, (ii) the end of the term of his employment agreement, (iii) the date he and the Company agree to terminate his employment due to a significant medical condition or (iv) a Change of Control. In the event Mr. Magusiak voluntarily terminates his employment with the Company for any reason (other than due to a significant medical condition) prior to a Change of Control, he is entitled to a prorated amount based on the percentage of completion of the term of his Employment Agreement when he leaves the Company. The Company is also obligated to provide for each executive medical benefit coverage for each executive and his “Family” (as defined below) during the term of their employment agreements and, upon certain termination events, for up to ten years from the date of termination or until such executive and his Family become covered under a policy or plan providing substantially similar coverage by a new employer.

The following terms in the Employment Agreements have the following meanings:

•

“significant medical condition” means a major medical event involving Employee that causes Employee and the Board of Directors of the Company mutually to agree that Employee should no longer be employed by the Company;

•

“permanent disability” is defined as the inability by reason of any medically determined physical or mental impairment to perform the duties required for a period of 180 consecutive days in any 12 month period; and

•

“Family” is defined as his spouse, as well as his children until such time that his children are no longer eligible for coverage under the health insurance plan covering the Company employees or until they become covered under a policy or plan provided by their employer which provides substantially similar coverage and benefits.

The Employment Agreements also provide that each of Messrs. Frank and Magusiak will receive a lump sum cash payment of $3,000,000 in the event there is a Change of Control (as defined below) and his employment is terminated by the Company within one year after such a Change of Control or such executive voluntarily terminates his employment within one year after such a Change of Control. Each executive will also be entitled to such payment if his employment is terminated for any reason prior to a Change of Control (whether or not the Chance of Control ever occurs) and such termination either (i) was at the request or direction of a person who has entered into an agreement with the Company, the consummation of which would constitute a Change of Control or (ii) was otherwise in connection with or in anticipation of a Change of Control. A “Change of Control” is deemed to have occurred with respect to the Company if any of the following occur: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s common stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s common stock immediately prior to such transaction have the same proportionate ownership of common stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board of Directors by the individuals who were members of the Board of Directors for the immediately preceding two years (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period); (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and any successor statute) of an aggregate of 30% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Securities Act of 1934, as amended, and any successor statute) who beneficially owned less than 15% of the voting power of the Company’s outstanding voting securities on the effective date of the Company’s Restricted Stock Plan, or the acquisition of beneficial ownership of an additional 15% of the voting power of the Company’s outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company’s outstanding voting securities on the effective date of the Company’s Restricted Stock Plan, subject to certain exceptions; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the company to a case under Chapter 7. In no event will the Company gross-up the executive’s respective severance amounts or any other amounts paid by the Company to the executives to satisfy any excise or similar taxes.

Potential Termination Payments to Other Named Executive Officers

The Company’s other named executive officers will be entitled to all base salary and other amounts actually earned, accrued or owing as of the date of termination, vested stock options accrued as of the date of termination, restricted stock awards that are vested as of the date of termination, vested benefits, if any, in the Company’s 401(k) Plan, and the right to elect continued health coverage pursuant to COBRA.

Vesting of Equity Awards Upon a Change in Control

1997 Non-Statutory Stock Option Plan

The Company’s stock option plan provides that all stock options which are unvested shall automatically become vested upon a Change of Control. For purposes of the stock option plan, a “Change of Control” shall be deemed to have occurred with respect to the Company (A) on the date in which the Company executes an agreement or an agreement in principle (i) with respect to any merger, consolidation or other business combination by the Company with or into another entity and the Company is not the surviving entity (other than a merger of the Company with or into a wholly owned subsidiary of the Company), or (ii) to sell or otherwise dispose of all or substantially all of its assets, or (iii) to adopt a plan of liquidation or (B) on the date in which public announcement is made that the “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the combined voting power of the Company is being acquired by a “person” within the meaning of sections 13(d) and 14(d) of the Exchange Act; or (C) if, during any period of eighteen (18) consecutive months, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof (unless the appointment or election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period). The determination of the Compensation Committee of the Board of Directors that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

As stated in the section entitled, “Securities Authorized For Issuance Under Equity Compensation Plans,” effective May 18, 2006, the Company discontinued issuing stock options to its employees pursuant to the Company’s 1997 Non-Statutory Option Plan, and to its non-employee directors pursuant to the Non-Employee Directors Stock Option Plan. The value of unvested stock options as of January 3, 2010, is calculated by multiplying the number of shares of accelerated stock options by the difference between the exercise price and the closing market price of our Common Stock on December 31, 2009 (the last trading day in fiscal 2009), which was $31.92.

Restricted Stock Plan

The Company’s restricted stock plan provides that all restricted stock awards outstanding shall automatically be vested upon a Change of Control. For purposes of the restricted stock plan, a “Change of Control” means any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who were members of the Board for the immediately preceding two (2) years (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such a period); (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, as defined in the restricted stock plan) of an aggregate of 30% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act, as defined in the restricted stock plan) who beneficially owned less than 15% of the voting power of the Company’s outstanding voting securities on the date of this plan, or the acquisition of beneficial ownership of an additional 15% of the voting power of the Company’s outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company’s outstanding voting securities on the date of this plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (B) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (C) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

The determination of the Compensation Committee appointed or designated by the Board of Directors to administer the restricted stock plan that any of the foregoing conditions has been met shall be binding and conclusive on all parties. The value of restricted stock awards eligible for automatic vesting in the event of a Change of Control as of January 3, 2010 is calculated by multiplying the number of shares of unvested restricted stock awards by the closing market price of our common stock on December 31, 2009 (the last trading day in fiscal 2009), which was $31.92.

The tables set forth below quantify the additional benefits described above that would be paid to each named executive officer under the following termination scenarios, assuming a termination of employment occurred on January 3, 2010.

Termination – Resulting from Other than Change in Control

Name	Severance Pay	Continued Benefit Plan Coverage
	($)	($)
Richard M. Frank (Executive Chairman)	3,000,000	50,310

Michael H. Magusiak (President and Chief Executive Officer)	1,500,000	94,725

Termination – Resulting from Change in Control

Name	Severance Pay	Accelerated Vesting of Stock Options	Accelerated Vesting of Restricted Stock	Continued Benefit Plan Coverage
	($)	($)	($)	($)
Richard M. Frank (Executive Chairman)	3,000,000	—	4,525,075	50,310

Michael H. Magusiak (President and Chief Executive Officer)	1,500,000	—	4,169,167	94,725

Christopher D. Morris (Chief Financial Officer)	—	—	1,090,994	—

Richard T. Huston (Executive Vice President)	—	—	1,071,522	—

J. Roger Cardinale (Executive Vice President)	—	—	1,071,522	—

The tables set forth below quantify the additional benefits described above that would be paid to each named executive officer under the following termination scenarios, assuming a termination of employment occurred on March 8, 2010.

Termination – Resulting from Other than Change in Control

Name	Severance Pay	Continued Benefit Plan Coverage
	($)	($)
Richard M. Frank (Executive Chairman)	[—]	[—]

Michael H. Magusiak (President and Chief Executive Officer)	[—]	[—]

Termination – Resulting from Change in Control

Name	Severance Pay	Accelerated Vesting of Stock Options	Accelerated Vesting of Restricted Stock	Continued Benefit Plan Coverage
	($)	($)	($)	($)
Richard M. Frank (Executive Chairman)	[—]	—	[—]	[—]

Michael H. Magusiak (President and Chief Executive Officer)	[—]	—	[—]	[—]

Christopher D. Morris (Chief Financial Officer)	—	—	[—]	—

Richard T. Huston (Executive Vice President)	—	—	[—]	—

J. Roger Cardinale (Executive Vice President)	—	—	[—]	—

DIRECTOR COMPENSATION

In 2009, non-employee directors of the Company received a retainer of $20,000 and each non-employee director received $2,000 per regularly scheduled Board meeting for attendance (in person or telephonically), $2,500 per specially called meeting of the Board, for which attendance is requested in person or telephonically, and $1,250 per specially called committee meeting, for which attendance is requested in person or telephonically. For 2010, the non-employee director retainer has been set at $20,000 and each non-employee director will receive $3,000 per regularly scheduled Board meeting for attendance (in person or telephonically), $2,500 per specially called meeting of the Board, for which attendance is requested in person or telephonically, and $1,250 per specially called committee meeting, for which attendance is requested in person or telephonically. For 2010, the Lead Independent Director will receive an additional retainer of $12,500 and the chairpersons of the committees of the Board will receive the following additional retainers: Audit Committee Chair: $10,000; Compensation Committee Chair: $5,000; and Nominating/Corporate Governance Committee Chair: $2,500.

In addition, the Company’s non-employee directors are entitled to receive grants of restricted stock awards under the Company’s Amended and Restated Non-Employee Directors Restricted Stock Plan. On the day a non-employee director is first elected or appointed to the Board of Directors, such non-employee director is granted a restricted stock award for the number of shares of common stock having a fair market value (as defined in the Amended and Restated Non-Employee Directors Restricted Stock Plan) as of the date of grant equal to $100,000 multiplied by a fraction the numerator of which is the number of days until the date of the next annual grant and the denominator of which is 365. Each January thereafter, a non-employee director who was previously elected to the Board of Directors and who continues to serve in such capacity shall be granted a restricted stock award during each year of service on the Board for the number of shares of common stock having a fair market value (representing the average of the closing prices of the Common Stock as reported by the New York Stock Exchange for the five trading day period ending on and including the date of the stock award) as of the date of grant equal to $100,000. Each restricted stock award vests on each anniversary date of the award with respect to 25% of the amount of the grant for four (4) consecutive anniversary dates so that the restricted stock award is fully vested at the end of the fourth (4th) anniversary date of the date of grant. If a non-employee director ceases to be a director for any reason other than death prior to the fourth (4th) anniversary date of grant of a restricted stock award, such unvested shares will be forfeited. If a non-employee director ceases to be a director due to death, then all of such non-employee director’s restricted stock awards will immediately vest in full. Other directors, who are either officers or employees of the Company or its affiliates, do not receive separate compensation for their services as directors of the Company. The following table sets forth information concerning compensation to each non-employee director of the Company during fiscal 2009:

Director Compensation for Fiscal 2009

Name (1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Gen. Tommy Franks, ret	32,000	98,030	130,030
Larry T. McDowell	32,000	98,030	130,030
Tim T. Morris	32,000	98,030	130,030
Louis P. Neeb	32,000	98,030	130,030
Cynthia Pharr Lee	32,000	98,030	130,030
Walter Tyree	32,000	98,030	130,030
Raymond E. Wooldridge	32,000	98,030	130,030

(1)	Messrs. Frank, Huston and Magusiak have been excluded from this table because each of their compensation is fully reflected in the Summary Compensation Table for executive officers. The non-employee directors had the following outstanding equity awards at the end of the 2009 fiscal year:

	Option Awards		Stock Awards
Name	Number of Shares Exerciseable	Number of Shares Unexercisable	Number of Shares Unvested
	(#)	(#)	(#)
Gen. Tommy Franks, ret.	—	—	5,983
Larry T. McDowell	15,000	—	8,941
Tim T. Morris	7,500	—	8,941
Louis P. Neeb	7,500	—	8,941
Cynthia Pharr Lee	13,500	—	8,941
Walter Tyree	13,500	—	8,941
Raymond E. Wooldridge	13,500	—	8,941

The Company discontinued issuing stock options to its non-employee directors in 2005 and began granting restricted stock awards in 2006.

(2)	This column reports the amount of cash compensation earned in 2009 for Board of Directors and committee service.

(3)	This column represents the grant date fair value of restricted stock awarded under the Company’s Amended and Restated Non-Employee Directors Restricted Stock Plan computed in accordance with FASB ASC Topic 718 which is calculated by multiplying the number of shares of restricted stock awarded by the closing market price of our common stock on the date of grant. For assumptions used in determining these values, refer to note 1 of the Company’s financial statements under the caption “Summary of Significant Accounting Policies—Stock-Based Compensation” in the Company’s Annual Report on Form 10-K for the year ended January 3, 2010, as filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP

The following table sets forth information, as of March 8, 2010, relating to the beneficial ownership of the Company’s common stock by: (i) each director and named executive officer as of such date, (ii) the directors and the executive officers as a group (14 persons) as of such date, and (iii) each person, as that term is used in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), known to the Company to own beneficially five percent (5%) or more of the outstanding shares of common stock. Unless otherwise indicated, to the Company’s knowledge, each stockholder has sole voting and dispositive power with respect to the securities beneficially owned by that stockholder. Except as otherwise indicated, all stockholders set forth below have the same principal business address as the Company. On the record date, there were [—] shares of common stock outstanding. Information as to the beneficial ownership of common stock by directors and executive officers has been furnished by the respective directors and executive officers.

Name (and address for 5% beneficial owners)	Number of Shares of Common Stock			Percentage of Outstanding Common Stock
Richard M. Frank	329,360	(A	)	[—]
Michael H. Magusiak	426,835			[—]
J. Roger Cardinale	88,255			*
Richard T. Huston	73,250			*
Christopher D. Morris	54,223			*
General Tommy Franks, retired	9,312			*
Larry T. McDowell	32,955	(B	)	*
Tim T. Morris	25,495	(C	)	*
Louis P. Neeb	26,398	(D	)	*
Cynthia Pharr Lee	27,147	(E	)	*
Walter Tyree	28,538	(F	)	*
Raymond E. Wooldridge	63,205	(G	)	*
Directors and Executive Officers as a Group	1,238,596	(H	)	[—]

BlackRock, Inc. 40 East 52nd Street New York, New York 10022	1,666,171	(I	)	[—]

FMR LLC 82 Devonshire Street Boston, Massachusetts 02109	2,635,011	(J	)	[—]

The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, Pennsylvania 19355	1,326,906	(K	)	[—]

*	Constitutes less than 1% of the Company’s outstanding common stock.

(A)	This number also includes 50,621 shares beneficially owned by Richard M. Frank Revocable Trust, 50,900 shares beneficially owned by Frank Family Trust A2, 57 shares beneficially owned under the Company’s 401(k) Plan, 11,100 shares beneficially owned by Frank Group, LLC and 216,682 shares directly owned by Mr. Frank. Of the total shares beneficially owned by the above-referenced trusts, Mr. Frank has sole voting power and sole dispositive power over all 329,360 shares.

(B)	Includes 15,000 shares that may be acquired upon the exercise of options that currently are exercisable or will be exercisable within 60 days of March 8, 2010.

(C)	Includes 7,500 shares that may be acquired upon the exercise of options that currently are exercisable or will be exercisable within 60 days of March 8, 2010.

(D)	Includes 7,500 shares that may be acquired upon the exercise of options that currently are exercisable or will be exercisable within 60 days of March 8, 2010.

(E)	Includes 13,500 shares that may be acquired upon the exercise of options that currently are exercisable or will be exercisable within 60 days of March 8, 2010.

(F)	Includes 13,500 shares that may be acquired upon the exercise of options that currently are exercisable or will be exercisable within 60 days of March 8, 2010.

(G)	Includes 13,500 shares that may be acquired upon the exercise of options that currently are exercisable or will be exercisable within 60 days of March 8, 2010.

(H)	Includes 90,500 shares that may be acquired upon the exercise of options that currently are exercisable or will be exercisable within 60 days of March 8, 2010.

(I)	Based on information set forth in Schedule 13G, filed with the Securities and Exchange Commission (the “Commission”) on January 29, 2010 (the “BlackRock Schedule 13G”). The BlackRock Schedule 13G indicates that of these shares, 1,666,171 shares are beneficially owned by BlackRock, Inc., who has sole voting and dispositive power over 1,666,171 shares.

(J)	Based on information set forth in Schedule 13G Amendment No. 8, filed with the Commission on February 16, 2010 (the “FMR Schedule 13G”). The FMR Schedule 13G indicates that of these shares, 2,635,011 shares are beneficially owned by FMR and its affiliates, who have sole voting power over 0 shares and sole dispositive power over 2,635,011 shares.

(K)	Based on information set forth in Schedule 13G, filed with the Commission on February 8, 2010 (the “Vanguard Schedule 13G”). The Vanguard Schedule 13G indicates that of these shares, 1,326,906 shares are beneficially owned by The Vanguard Group who has sole voting power over 26,270 shares, sole dispositive power over 1,300,636 shares and shared dispositive power over 26,270 shares.

PROPOSAL 2:

AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION TO ELIMINATE CLASSIFICATION OF THE BOARD OF DIRECTORS

(IF THE ELIMINATION OF CUMULATIVE VOTING

PURSUANT TO PROPOSAL 3 IS APPROVED)

After careful consideration and upon the recommendation of its Nominating/Corporate Governance Committee, the Board of Directors has unanimously determined that it would be in the best interests of the Company and its stockholders to amend the Company’s Restated Articles of Incorporation to declassify the Board and provide for the annual election of all directors, as described below. The Board of Directors is now asking the Company’s stockholders to approve this amendment to the Company’s Restated Articles of Incorporation. The text of the proposed amendment to Article FIFTH of the Company’s Restated Articles of Incorporation is set forth in Exhibit A to this proxy statement. The Board of Directors has also approved an amendment to the Company’s Bylaws to eliminate the Board’s classified structure to be effective upon the filing with the Secretary of State of the State of Kansas of the certificate of amendment amending Article FIFTH of the Company’s Restated Articles of Incorporation.

The approval of the Board’s proposal to declassify the Board is conditioned upon the approval by stockholders of the Board’s proposal to amend the Company’s Restated Articles of Incorporation to eliminate cumulative voting in the election of directors as set forth in Proposal 3 below. In the event the proposal to eliminate cumulative voting in the election of directors is not approved by stockholders at the annual meeting, the Company will not amend its Restated Articles of Incorporation to declassify the Board.

The Company’s Current Classified Board Structure

The Company’s current Restated Articles of Incorporation and Bylaws divide the Company’s directors into three classes as nearly equal in size as possible, with members of each class serving three-year terms of office. Consequently, at any given annual meeting of stockholders, the Company’s stockholders have the ability to elect only one class of directors, constituting roughly one-third of the entire Board.

Proposed Declassification of the Board

In February 2010, the Board of Directors voted to approve, and to recommend that the Company’s stockholders approve at the 2010 annual meeting, an amendment to Article FIFTH of the Company’s Restated Articles of Incorporation that would eliminate the Board’s classified structure, contingent upon the approval by stockholders of the amendment to the Restated Articles of Incorporation to eliminate cumulative voting pursuant to Proposal 3. If the Company’s stockholders approve the proposed amendment, directors who have been elected to three year terms prior to the effectiveness of the amendment (including directors elected at the 2010 annual meeting) will complete those terms. Beginning with the 2011 annual meeting, directors whose previous terms are expiring will be subject to election for a one-year term expiring at the next annual meeting. Thus, beginning with the 2013 annual meeting, the entire Board will be elected annually. If the Company’s stockholders do not approve Proposal 2 and Proposal 3, the Board of Directors will remain classified.

Reasons for and Effects of the Declassification

The Board of Directors is committed to good corporate governance at the Company. Accordingly, in determining whether to propose declassification as described above, the Board carefully reviewed the various arguments for and against a classified Board structure.

The Board recognizes that a classified structure may offer several advantages, such as promoting Board continuity and stability, encouraging directors to take a long-term perspective, and reducing a company’s vulnerability to coercive takeover tactics. The Board also recognizes, however, that a classified structure may appear to reduce directors’ accountability to stockholders, since such a structure does not enable stockholders to express a view on each director’s performance by means of an annual vote. The Board also believes that implementing annual elections for all directors would support the Company’s ongoing effort to adopt “best practices” in corporate governance.

In view of the considerations described above, the Board of Directors, upon the recommendation of its Nominating/Corporate Governance Committee, has unanimously determined that it is in the best interests of the Company and its stockholders to eliminate the classified Board structure as proposed.

Required Vote and Recommendation

Article FOURTEENTH of the Company’s Restated Articles of Incorporation requires the affirmative vote of the holders of at least two-thirds (2/3) of all the issued and outstanding shares of the Company’s common stock entitled to vote thereon to approve this proposal. If this proposal fails to receive the requisite vote, or if Proposal 3 is not approved by the stockholders, the Company will not amend the Restated Articles of Incorporation to declassify the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3:

AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING (IF THE ELIMINATION OF THE CLASSIFIED BOARD PURSUANT TO PROPOSAL 2 IS APPROVED)

After careful consideration and upon the recommendation of its Nominating/Corporate Governance Committee, the Board of Directors has unanimously determined that it would be in the best interests of the Company and its stockholders to amend the Company’s Restated Articles of Incorporation to eliminate cumulative voting in the election of directors of the Company at all elections occurring after the Company’s 2010 Annual Meeting as described below. The Board of Directors is now asking the Company’s stockholders to approve this amendment to the Company’s Restated Articles of Incorporation. The text of the proposed amendment to Section 4.4 of Article FOURTH of the Company’s Restated Articles of Incorporation is set forth in Exhibit B to this proxy statement. The Board of Directors has also approved an amendment to the Company’s Bylaws to eliminate cumulative voting to be effective upon the filing with the Secretary of State of the State of Kansas of the certificate of amendment amending Section 4.4 of Article FOURTH of the Company’s Restated Articles of Incorporation.

The approval of the Board’s proposal to eliminate cumulative voting is conditioned upon the approval by stockholders of the Board’s proposal to amend the Company’s Restated Articles of Incorporation to declassify the Company’s Board as set forth in Proposal 2 above. In the event the proposal to declassify the Company’s Board is not approved by stockholders at the annual meeting, the Company will not amend its Restated Articles of Incorporation to eliminate cumulative voting.

The Company’s Current Cumulative Voting Structure

The Company’s current Restated Articles of Incorporation do not include a provision eliminating cumulative voting in the election of directors, which is required to eliminate cumulative voting for Kansas corporations, such as the Company, incorporated in Kansas prior to April 20, 1998.

Under cumulative voting, each stockholder has a number of votes equal to the number of shares such stockholder is entitled to vote multiplied by the number of directors to be elected at the meeting. A stockholder may cast all of the stockholder’s votes for one director or allocate them among all or a selected group of directors. The candidates receiving the highest number of votes, up to the number of directors to be elected, are elected. Cumulative voting may enable a stockholder or group of stockholders representing a small minority of the votes cast in an election of directors to cause the election of one or more nominees.

Proposed Elimination of Cumulative Voting

In February 2010, the Board of Directors voted to approve, and to recommend that the Company’s stockholders approve at the 2010 annual meeting, an amendment to the Company’s current Restated Articles of Incorporation that would eliminate cumulative voting in the election of directors, contingent upon the approval by stockholders of the amendment to the Restated Articles of Incorporation to eliminate the classification of the Board pursuant to Proposal 2. If the proposal to eliminate cumulative voting is adopted, cumulative voting will not be available with respect to any election of directors by stockholders occurring after the 2010 annual meeting. Without cumulative voting, a holder or holders of shares representing a plurality of the votes cast in an election of directors for the Company will be able to elect all directors standing for election.

Reasons for and Effects of Elimination of Cumulative Voting

The Board of Directors is committed to good corporate governance at the Company. Accordingly, in determining whether to propose the elimination of cumulative voting as described above, the Board carefully reviewed the various arguments for and against cumulative voting.

The Board considered the fact that more than 90% of S&P 500 companies do not elect directors by cumulative voting. The Board of Directors believes that, in the absence of a classified board, each director should only be elected if such director receives a plurality of the votes cast. The Board further believes that each director should represent the interests of all stockholders rather than the interests of a minority stockholder or a special constituency. Moreover, the effect of cumulative voting is magnified with the elimination of a classified board of directors, as the total number of votes that may be aggregated in favor of one or more nominees is increased commensurate with the increase in the number of directors to be elected at a meeting. The Board believes that the system of electing directors whereby those directors are elected who receive a plurality of votes cast by stockholders as a whole will best ensure that the Board will act for the benefit of all stockholders. Neither management nor the Board of Directors is aware of any attempt by a group of stockholders of the Company to elect a director by using cumulative voting to achieve minority representation on the Board.

While the Board of Directors does not consider the elimination of cumulative voting, when coupled with the proposed elimination of the Company’s classified Board, as an anti-takeover measure, the absence of cumulative voting could have the effect of preventing stockholders holding a minority of the Company’s shares from obtaining representation on the Board. The elimination of cumulative voting might also, under certain circumstances, render more difficult or discourage a merger, tender offer or proxy contest favored by a majority of stockholders, the assumption of control by a holder of a large block of the Company’s stock or the removal of incumbent management. Neither management nor the Board of Directors is aware of any attempt by any stockholder to accumulate sufficient shares of the Company to obtain control of the Company. The Board of Directors views this proposal as an appropriate balancing measure in view of the proposal being submitted in Proposal 2 above.

In view of the considerations described above, the Board of Directors, upon the recommendation of its Nominating/Corporate Governance Committee, has unanimously determined that, in the absence of a classified Board of Directors, it is in the best interests of the Company and its stockholders to eliminate cumulative voting as proposed.

Required Vote and Recommendation

Approval of this proposal requires the affirmative vote of the holders of a majority of all the issued and outstanding shares of the Company’s common stock entitled to vote thereon. If this proposal fails to receive the requisite vote, or if Proposal 2 is not approved by the stockholders, the Company will not amend the Restated Articles of Incorporation to eliminate cumulative voting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 4:

AMENDMENT OF THE COMPANY’S SECOND AMENDED AND RESTATED 2004 RESTRICTED STOCK PLAN ADDING 300,000 SHARES TO THE MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE PLAN

The Second Amended and Restated 2004 Restricted Stock Plan (“Employee Plan”) became effective in May 2004. The purpose of the Employee Plan is to attract, retain, and reward the services of the employees of the Company and to provide such persons with a proprietary interest in the Company through the granting of restricted stock, that will (a) increase the interest of such persons in the Company’s welfare, (b) furnish an incentive to such persons to continue their services to the Company and (c) provide a means through which the Company may attract able persons as employees. The Employee Plan terminates on December 31, 2014, and no award may be granted after such date; provided, however, any awards granted before that date will continue to be effective in accordance with the terms and conditions of the respective Award Agreements (as defined below).

In February 2010, the Board of Directors adopted, subject to the approval of the Company’s stockholders, an amendment to the Employee Plan providing that the number of shares of common stock which may be issued under the Employee Plan would be increased from 2,000,000 to 2,300,000 and to make certain changes to conform the text of the Employee Plan to accommodate the primary changes to the plan. On March 8, 2010, there were [—] options outstanding with a weighted average exercise price of $[—] per share, and with a weighted average remaining life of [—] years. Also on March 8, 2010 there were [— ] shares of restricted stock that may be delivered in the future upon satisfaction of applicable vesting requirements. The options and restricted stock reflect all equity awards outstanding on March 8, 2010. As of March 8, 2010, there were shares available for issuance in connection with new awards and [—] shares subject to outstanding awards under the Employee Plan. A copy of the Employee Plan, as proposed, is attached hereto as Exhibit “C.” The description of the Employee Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit “C,” which contains the complete text of the Employee Plan, as proposed to be amended.

The Employee Plan is currently administered by the Compensation Committee. The Compensation Committee, in its discretion, (i) interprets the Employee Plan, (ii) prescribes, amends, and rescinds any rules and regulations necessary or appropriate for the administration of the Employee Plan and (iii) makes such other determinations and takes such other actions as it deems necessary or advisable in the administration of the Employee Plan. The Compensation Committee, and any other committee that may subsequently administer the plan, must consist of at least two members of the Board of Directors, each of which exhibit the independence necessary to comply with applicable securities laws, the listing standards of the New York Stock Exchange, Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder, and any other applicable law, as necessary.

The Compensation Committee grants awards under the Employee Plan to employees for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Compensation Committee (“Award”). Each grant of restricted stock or restricted stock units will be evidenced by an award agreement that sets forth the number of shares, the restriction period, the date of grant, the vesting conditions, whether such award is restricted stock or restricted stock units and such other terms, provisions, and limitations that are approved by the Compensation Committee (“Award Agreement”). No employee may receive Awards having an aggregate Fair Market Value (as defined in the Employee Plan) of more than $3,000,000 in any calendar year. Further, no Award Agreement may provide for (i) a vesting period of less than one year nor more than five years, (ii) full vesting within a period of less than three years and (iii) vesting that is more favorable than pro rata vesting over a period of three years. Although the terms and conditions of the Award Agreements may vary, each Award Agreement will be subject to the terms, conditions and limitations of the Employee Plan.

Subject to any adjustments made as a result of various changes in the capitalization of the Company, if the stockholders approve the addition of 300,000 shares to the maximum number of shares issuable under the Employee Plan, the aggregate number of shares of common stock which may be granted under the Employee Plan will not exceed 2,300,000 shares. Shares of common stock previously subject to Awards which are forfeited or canceled may be reissued pursuant to Awards.

Shares of common stock that are the subject of an Award will be subject to restrictions on disposition and to an obligation of the employee to forfeit and surrender any previously issued shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Compensation Committee may provide that the Forfeiture Restrictions will lapse with the passage of time or upon the occurrence of such other event determined to be appropriate by the Compensation Committee. The common stock issued under an Award may not be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of until the Forfeiture Restrictions have expired.

In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, combination, or exchange of shares of common stock, or other increase or decrease in such shares of common stock effected without receipt of consideration by the Company, then the number of shares of common stock subject to the Employee Plan and the number of such shares subject to each award granted under the Employee Plan will be correspondingly adjusted by the Compensation Committee.

Except as discussed below, in the event of a merger, consolidation or share exchange in which the Company is not the surviving or resulting corporation, then for each share of common stock subject to the outstanding Awards there will be substituted that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of common stock held by them and the outstanding Awards will be applicable to such stock, securities, cash, or property in accordance with their terms. However, all Awards may also be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, or share exchange as provided in the Employee Plan.

In case the Company, at any time while any Award under the Employee Plan is in force and remains unexpired, (i) sells all or substantially all of its property, or (ii) dissolves, liquidates, or winds up its affairs, then each employee participating in the Employee Plan will thereafter be entitled to receive, in lieu of each share of common stock of the Company in which the employee is vested, pursuant to the terms of the individual’s Award Agreement, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of common stock of the Company. Notwithstanding the foregoing, the Compensation Committee may, in its discretion accelerate the vesting of any individual’s Award in connection with any such sale, dissolution, liquidation, or winding up.

If a “Change of Control” (as defined in the Employee Plan) of the Company occurs, then Awards outstanding under the Employee Plan that are not otherwise vested will automatically vest, even though certain conditions otherwise provided for in the Employee Plan or Award Agreements have not been satisfied at the time of the Change of Control.

The Board of Directors or the Compensation Committee may at any time and from time to time, without the consent of the employees participating in the Employee Plan, alter, amend, revise, suspend, or discontinue the Employee Plan in whole or in part; provided, however, that any amendment to the Employee Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of common stock which may be issued under the Employee Plan, (b) materially modify the requirements as to eligibility for participation in the Employee Plan or (c) materially increase the benefits accruing to employees under the Employee Plan. Further, unless required by law, no amendment or revision of the Employee Plan by the Compensation Committee will adversely affect any rights of an employee participating in the Employee Plan concerning any Restricted Stock Awards previously granted without the consent of the affected employee.

Within 120 days of approval of this Proposal 4 by the Company’s stockholders, the Company intends to file a registration statement on Form S-8 with the SEC registering the additional shares for resale. The Board of Directors believes that the proposed amendment to the Employee Plan will enable the Company and its stockholders, through future stock grants, to continue to secure the benefits of the incentive inherent in stock ownership by certain of its employees. As of March 8, 2010, the number of executive officers of the Company eligible to receive Awards under the Employee Plan was [—] and the number of employees (other than executive officers) eligible to receive Awards under the Employee Plan was [—]. Because each of the Company’s executive officers is eligible for Awards under the Employee Plan, each such person has a personal interest in the approval of the Employee Plan. The Awards, if any, that may be granted in the future to participants under the Employee Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time.

Required Vote and Recommendation

The affirmative vote of the holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the annual meeting will be required to approve this proposal.

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED 2004 RESTRICTED STOCK PLAN ADDING 300,000 SHARES TO THE MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE PLAN.

PROPOSAL 5:

AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED NON-EMPLOYEE DIRECTORS RESTRICTED STOCK PLAN ADDING 50,000 SHARES TO THE MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE PLAN

The Amended and Restated Non-Employee Directors Restricted Stock Plan (“Director Plan”) became effective in May 2005. The Director Plan provides for the granting to each Eligible Director of a Restricted Stock Award on the fifth Business Day in January of each year of their service that is equal to the number of shares of common stock having a Fair Market Value as of the Date of Grant totaling $100,000.00 (as these terms are defined in the Director Plan). The purpose of the Director Plan is to attract, retain, and reward the services of the non-employees directors of the Company and to provide such persons with a proprietary interest in the Company through the granting of restricted stock, that will: (a) increase the interest of such persons in the Company’s welfare; (b) furnish an incentive to such persons to continue their services to the Company; and (c) provide a means through which the Company may attract able persons as non-employee directors. The Director Plan terminates on March 1, 2020 and no award may be granted after such date; provided, however, any awards granted before that date will continue to be effective in accordance with the terms and conditions of the respective Restricted Stock Agreements.

In February 2010, the Board of Directors adopted, subject to the approval of the Company’s stockholders, an amendment to the Director Plan providing that, in addition to certain minor changes in Section 6.3 of the Director Plan, the number of shares of common stock which may be issued under the Director Plan would be increased by 50,000 shares, from 165,000 to 215,000, and to make certain changes to conform the text of the Director Plan to accommodate the primary changes to the plan. As of March 8, 2010, there were [—] shares available for issuance in connection with new awards and [—] shares subject to outstanding awards under the Director Plan. A copy of the Director Plan, as proposed to be amended, is attached hereto as Exhibit “D.” The description of the Director Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit “D,” which contains the complete text of the Director Plan, as proposed to be amended.

The Director Plan is administered by a committee appointed by the Board of Directors. The Board of Directors has appointed the Compensation Committee to administer the Director Plan. Subject to the express provisions of the Director Plan, the Compensation Committee has power and authorities which are exclusively ministerial in nature, including the authority to construe and interpret the Director Plan, to define the terms used in the Director Plan, to prescribe, amend, and rescind rules and regulations relating to the administration of the Director Plan and to make all other determinations necessary or advisable for the administration of the Director Plan. The Compensation Committee, and any other committee that may subsequently administer the plan, must consist of at least two members of the Board of Directors, each of which exhibit the independence necessary to comply with applicable securities laws, the listing standards of the New York Stock Exchange, Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder, and any other applicable law, as necessary.

Subject to any adjustments made as a result of various changes in the capitalization of the Company, if the stockholders approve the addition of 50,000 shares to the maximum number of shares issuable under the Director Plan, the aggregate number shares of common stock which may be granted under the Director Plan will not exceed 215,000 shares. Shares of common stock previously subject to Restricted Stock Awards which are forfeited or canceled may be reissued pursuant to Restricted Stock Awards.

Awards under the Director Plan will be granted solely to non-employee directors, including non-employee directors who are members of the Compensation Committee. On every fifth business day in January of each year of their service each non-employee director will be granted a Restricted Stock Award for the number of shares of common stock having a Fair Market Value (as defined in the Director Plan) as of the date of grant equal to $100,000.00. If a person first becomes a non-employee director between the date of annual grants, such non-employee director will be granted a Restricted Stock Award for the number of shares of common stock having the Fair Market Value as of the date he or she becomes a non-employee director equal to $100,000.00 multiplied by a fraction the numerator of which is the number of days from the date such person becomes a non-employee director until the date of the next annual grant and the denominator of which is 365.

Each grant of a Restricted Stock Award will be evidenced by a Restricted Stock Agreement setting forth the restricted stock, the restriction period, the date of grant, and such other terms, provisions, and limitations as are consistent with the Director Plan. Further, each Restricted Stock Agreement will provide for vesting on each anniversary date of the Restricted Stock Award of 25% of the amount of the grant for four (4) consecutive anniversary dates so that the Restricted Stock Award is fully vested at the end of the fourth (4th) anniversary date of the date of grant. If a non-employee director ceases to be a director for any reason other than death prior to the fourth (4th) anniversary date of grant of a Restricted Stock Award, such unvested shares will be forfeited. If a non-employee director ceases to be a director due to death, then all of such non-employee directors Restricted Stock Awards will immediately vest in full. Furthermore, if a non-employee director ceases to be a director because of voluntary retirement after a lengthy period of service or because of health reasons, then the remaining non-employee directors may vote to vest any of his or her unvested Restricted Stock Awards that have been outstanding at least one year. Shares of common stock that are the subject of a Restricted Stock Award will be subject to restrictions on disposition by the non-employee director and subject to an obligation of the non-employee director to forfeit and surrender the shares to the Company if the required vesting is not achieved or if any other forfeiture restrictions are violated. The common stock may not be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of until the forfeiture restrictions have expired.

In the event of any change in capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, combination, or exchange of shares of common stock, or other increase or decrease in such shares of common stock effected without receipt of consideration by the Company, then the number of shares of common stock subject to the Director Plan and the number of such shares subject to each award granted thereunder will be correspondingly adjusted.

Except as discussed below, in the event of a merger, consolidation or share exchange in which the Company is not the surviving or resulting corporation, then for each share of common stock subject to the outstanding Restricted Stock Awards there will be substituted that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of common stock held by them and the outstanding Restricted Stock Awards will be applicable to such stock, securities, cash, or property in accordance with their terms. However, all Restricted Stock Awards may also be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, or share exchange as provided in the Director Plan.

In case the Company, at any time while any Restricted Stock Award under the Director Plan is in force and remain unexpired, (i) sells all or substantially all of its property, or (ii) dissolves, liquidates, or winds up its affairs, then each director participating in the Director Plan will thereafter be entitled to receive, in lieu of each share of common stock of the Company in which the director is vested, pursuant to the terms of the individual’s Restricted Stock Agreement, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of common stock of the Company. Notwithstanding the foregoing, the Compensation Committee may, in its sole and absolute discretion accelerate the vesting of any individual’s Restricted Stock Award in connection with any sale, dissolution, liquidation, or winding up.

If a “Change of Control” (as defined in the Director Plan) of the Company occurs, then the Restricted Stock Awards outstanding under the Director Plan that are not otherwise vested will automatically vest, even though certain conditions otherwise provided for in the Director Plan or Restricted Stock Award Agreements have not been satisfied at the time of the Change of Control.

The Board of Directors may at any time and from time to time alter, amend, revise, suspend, or discontinue the Director Plan in full or in part; provided, however that any amendment to the Director Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of common stock which may be issued under the Director Plan, (b) materially modify the requirements as to eligibility for participation in the Director Plan, or (c) materially increase the benefits accruing to non-employee directors under the plan. Further, unless required by law, no amendment or revision of the Director Plan will adversely affect any rights of non-employee directors with respect to any Restricted Stock Awards previously granted without the consent of the affected non-employee director.

The Board of Directors believes that the proposed amendment to the Director Plan will enable the Company and its stockholders, through future stock grants, to continue to secure the benefits of the incentive inherent in stock ownership by its non-employee directors. Within 120 days of approval of this Proposal 5 by stockholders, the Company intends to file a registration statement on Form S-8 with the SEC registering the additional shares for resale.

Only non-employee directors of the Company are entitled to participate in the Director Plan (currently seven persons). Because each of the Company’s non-employee directors is eligible for awards under the Director Plan, each such person has a personal interest in the approval of the Director Plan. The following table shows the benefits that would accrue under the Director Plan, for each year that it is in effect, to the persons and groups indicated, based on the market price information indicated.

Name and Position	Dollar Value	Number of Shares
Non-Executive Directors, as a group (currently 7 persons)	$700,000	[—](1)

(1)	Represents an estimate of the number of shares of restricted stock to be granted each year while the Director Plan is in effect, assuming there are seven non-executive directors serving in such year, calculated by dividing $700,000 by $[—], the average of the closing prices of the Company’s common stock as reported by the New York Stock Exchange for the five trading day period ending on and including March 8, 2010. As described above, the actual number of shares of restricted stock to be granted annually to each non-executive director will be calculated by dividing $100,000 by the average of the closing prices of the Company’s common stock as reported by the New York Stock Exchange for the five trading day period ending on and including the date of a Restricted Stock Award.

Required Vote and Recommendation

The affirmative vote of the holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the annual meeting will be required to approve this proposal.

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S NON-EMPLOYEE DIRECTORS RESTRICTED STOCK PLAN ADDING 50,000 SHARES TO THE MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE PLAN.

PROPOSAL 6:

RATIFICATION OF THE APPOINTMENT

OF DELOITTE & TOUCHE LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE 2010 FISCAL YEAR

In accordance with its charter, the Audit Committee has selected the firm of Deloitte & Touche LLP, an independent registered public accounting firm, to be the Company’s auditors for the 2010 fiscal year. Deloitte & Touche LLP also served in this capacity for the 2009 fiscal year. Its representative will be present at the annual meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

Our Board of Directors has ratified the decision of the Audit Committee to appoint Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending January 2, 2011. Although we are not required to seek stockholder approval of this appointment, it has been our practice to do so. No determination has been made as to what action the Audit Committee and the Board of Directors would take if our stockholders fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in the best interests of the Company.

THE AUDIT COMMITTEE, WITH THE ENDORSEMENT OF THE BOARD OF DIRECTORS, HAS APPROVED THE APPOINTMENT OF THE ABOVE IDENTIFIED ACCOUNTING FIRM AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL YEAR.

AUDIT COMMITTEE DISCLOSURE

The Audit Committee currently consists of four directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange and the rules and regulations of the Securities and Exchange Commission and two of whom, Tim T. Morris and Larry T. McDowell, are “audit committee financial experts” as defined under the rules of the Securities and Exchange Commission. The Audit Committee provides assistance to the directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

Audit Committee Pre-Approval Policy

The Audit Committee has not established a pre-approval policy for audit, audit-related and tax services that can be performed by the independent registered public accounting firm. Each engagement to perform audit, audit-related or tax services must receive specific authorization from the Audit Committee.

Service Fees Billed in 2008 and 2009 by the Independent Registered Public Accounting Firm

The firm of Deloitte & Touche LLP has been the independent registered public accounting firm for the audit of the Company’s annual financial statements included in the Company’s annual report on Form 10-K, the review of financial statements included in the Company’s quarterly reports on Form 10-Qs and for services that are normally provided by accountants in connection with statutory and regulatory filings or engagements for the fiscal years ended January 3, 2010 and December 28, 2008. The following table presents fees billed or expected to be billed for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements, audit-related services, tax services and all other services rendered by Deloitte & Touche LLP for the Company’s 2009 and 2008 fiscal years:

Type of Fees	Fiscal 2009	Fiscal 2008
Audit fees (a)	$652,761	$767,209
Audit-related fees (b)	—	—
Tax fees (c)	—	—
All other fees (d)	—	—

Total	$652,761	$767,209

(a)	“Audit fees” are fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company’s annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) included in the Company’s Form 10-K, the review of the Company’s quarterly financial statements included in the Company’s Form 10-Qs, and includes fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as consents, comfort letters, statutory audits, attest services and review of documents filed with the Securities and Exchange Commission.

(b)	“Audit-related fees” are fees billed by Deloitte & Touche LLP for assurance services that are reasonably related to the performance of the audit or review of the Company’s financial statements or other attestation services or consultations that are not reported under audit fees.

(c)	“Tax fees” are fees billed by Deloitte & Touche LLP for professional services rendered for tax compliance, tax planning and tax advice.

(d)	“All other fees” are fees billed by Deloitte & Touche LLP for any professional services not included in the first three categories.

All audit services, audit related services, and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Deloitte & Touche LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The Audit Committee has selected the firm of Deloitte & Touche LLP to be the Company’s auditors for the 2010 fiscal year. Representatives of Deloitte & Touche LLP will be present at the annual meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of independent non-employee directors as required by and in compliance with the listing standards of the New York Stock Exchange and the rules and regulations of the Securities and Exchange Commission. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors which may be accessed on the Company’s website at www.chuckecheese.com under “Company Info–Investor Information.”

The Audit Committee serves as the representative of the Board of Directors for general oversight of the Company’s financial accounting and reporting process, system of internal control, audit process, policies addressing risk assessment and risk management and process for monitoring compliance with applicable laws and regulations and the Company’s Complaint and Reporting Procedures for Accounting and Auditing Matters. The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process. The Company’s independent registered public accountants, Deloitte & Touche LLP, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements and Management’s Report on Internal Control over Financial Reporting with the Company’s management.

2.	The Audit Committee has reviewed and discussed interim financial information contained in each quarterly earnings report.

3.	The Audit Committee has met with senior management, internal auditors and the Company’s independent registered public accountants with and without management present to discuss the results of the Company’s independent audit and adequacy of internal controls.

4.	The Audit Committee has reviewed with the Company’s independent registered public accountants and internal auditor the Company’s audit plans, audit scope and identification of audit risks.

5.	The Audit Committee, in accordance with its charter, has authorized the reappointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year.

6.	The Audit Committee has discussed with the independent registered public accountant the matters required to be discussed pursuant to Public Company Accounting Oversight Board AU 380 (Communication with Audit Committees).

7.	The Audit Committee has received the written disclosures and the letter from the independent registered public accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the audit committee concerning independence, and has discussed with the independent registered public accountant the independent registered public accountant’s independence.

8.	Based on the review and discussion referred to in paragraphs (1) through (7) above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2010, for filing with the Securities and Exchange Commission.

Larry T. McDowell, Chairman

Tim T. Morris

Louis P. Neeb

Cynthia Pharr Lee

This Audit Committee Report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of date or any general incorporation language in such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Code of Business Conduct and Ethics provides that employees, officers and directors must act in the best interests of the Company and refrain from engaging in any activity or having a personal interest that presents a “conflict of interest.” In addition, under applicable Securities and Exchange Commission rules, the Company is required to disclose related person transactions as defined in the Securities and Exchange Commission’s rules. The Code of Business Conduct and Ethics may be accessed on the Company’s website at www.chuckecheese.com under “Company Info–Investor Information.” We intend to disclose future amendments to or, with respect to directors and certain executive officers, waivers from, certain provisions of the Code of Business Conduct and Ethics on our website.

Related Party Transaction Policy

The Board of Directors has adopted a Related Party Transaction Policy to set forth in writing the policies and procedures for review and approval of transactions involving the Company and “related parties” (directors and executive officers or their immediate family members, or stockholders owning five percent or greater of the Company’s outstanding stock). The policy covers any related party transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant Securities and Exchange Commission rules, generally transactions involving amounts exceeding $120,000 in which a related party has a direct or indirect material interest.

Policy

•

Related party transactions must be approved by the Audit Committee (a committee of the Board of Directors consisting solely of independent directors), or by the Chairman of the Audit Committee under authority delegated to the Chairman of the Audit Committee by the Audit Committee.

•

A related party transaction will be approved only if the Audit Committee or the Chairman of the Audit Committee determines that it is fair to the Company and in, or not inconsistent with, the best interests of the Company and its stockholders.

•	In considering the transaction, the Chairman or the Audit Committee will consider all relevant facts and circumstances of the transaction or proposed transaction with a related party.

Procedures

•	The affected director or executive officer will bring the matter to the attention of the General Counsel and Chief Financial Officer.

•	The General Counsel and Chief Financial Officer will jointly determine whether the matter should be considered by the Audit Committee or its Chairman.

•	If a member of the Audit Committee is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction.

•

The transaction must be approved in advance by the Audit Committee or its Chairman whenever practicable, and if not practicable, it may be presented to the General Counsel and the Chief Financial Officer for preliminary approval, or be preliminarily entered into, subject to ratification by the Audit Committee or its Chairman.

•

If the Audit Committee or its Chairman does not ratify the related party transaction, the Company will take all reasonable efforts or actions to amend, terminate or cancel it, as directed by the Audit Committee or its Chairman.

•	All related party transactions will be disclosed to the Board of Directors following their approval or ratification.

Currently, there are no related party transactions which meet the requirements for review and approval under our policy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and the persons who own more than ten percent of our common stock to file initial reports of ownership of common stock and reports of changes of ownership with the Securities and Exchange Commission. Based solely on a review of copies of such reports and written representations from the reporting persons, we believe that the above referenced persons complied with all applicable Section 16(a) filing requirements on a timely basis during 2009.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

Stockholders who share the same last name and address may receive only one copy of the Notice Regarding the Availability of Proxy Materials and any other proxy materials we choose to mail unless we receive contrary instructions from any stockholder at that address. This is referred to as “householding.” If you prefer to receive multiple copies of the Notice Regarding the Availability of Proxy Materials, and any other proxy materials that we mail, at the same address, additional copies will be provided to you promptly upon written or oral request, and if you are receiving multiple copies of the Notice Regarding the Availability of Proxy Materials and other proxy materials, you may request that you receive only one copy. Please address written requests for a copy of the Notice Regarding the Availability of Proxy Materials to our Secretary at CEC Entertainment, Inc., 4441 West Airport Freeway, Irving, Texas 75062, or make an oral request by calling our Secretary at (972) 258-5499.

If your shares are not registered in your own name, you can request additional copies of the Notice Regarding the Availability of Proxy Materials and any other proxy materials we mail or you can request householding by notifying your broker, bank or other nominee in whose name your shares are registered.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2011 annual meeting must send notice of the proposal to our Secretary at our principal executive office not later than [—], 2010. If you make such a proposal, you must provide your name, address, the number of shares of common stock you hold of record of beneficially, the date or dates on which such common stock was acquired and documentary support for any claim of beneficial ownership.

Notice of any director nomination or other stockholder proposal that you intend to present at the 2011 annual meeting of stockholders, but do not intend to have included in our proxy statement relating to, and for consideration at, the 2011 annual meeting of stockholders, must be received at our principal executive offices not earlier than the close of business on January 4, 2011 and not later than the close of business on February 3, 2011. In addition, your notice must set forth the information required by the Company’s Amended and Restated Bylaws with respect to each director nomination or other proposal that you intend to present at the 2011 annual meeting of stockholders.

OTHER MATTERS

The Board of Directors is not presently aware of any other matters or business other than that which is described above to be presented to the stockholders for action at the annual meeting. In the event that other business comes before the annual meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the persons acting under the proxies. Stockholders who do not expect to attend the meeting are urged to vote by Internet, telephone, or by mail. The instructions included with the proxy card describe how to vote by Internet or telephone. Of course, if you prefer, you can vote through the mail service by completing the proxy card and returning it in the enclosed postage-paid envelope.

By Order of the Board of Directors,

MEREDITH W. BJORCK

Secretary

Irving, Texas

March [—], 2010

Exhibit A

Restated Articles of Incorporation

Article FIFTH, marked to show the proposed amendment

FIFTH. The number of directors of the corporation shall be as provided in the Bylaws of the corporation.

Commencing with the annual meeting of stockholders in ~~1988, in lieu of electing the whole number of directors annually, the directors shall be divided into three (3) classes, Class I, Class II and Class III, with three (3) directors in Class I and two in each of Classes II and III. At the annual meeting of stockholders of 1988, directors of Class I shall be elected to hold office for a term expiring at the next succeeding annual meeting of stockholders; directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders; and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders. At each annual meeting of stockholders subsequent to the annual meeting of stockholders in 1988, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.~~ 2011, each director of the corporation shall be elected for a one-year term. Directors elected before the 2011 annual meeting of stockholders of the corporation shall serve the remaining duration of their three-year terms (each, a “Continuing Classified Director”). Each director shall hold office for the term for which he or she was elected and until his or her successor is elected and qualified or until his or her earlier death, resignation, retirement or removal. ~~Any increase or decrease in the authorized number of directors shall be apportioned by the Board of Directors among the classes so as to make all classes as nearly equal in number as possible.~~ No decrease in the authorized number of directors shall shorten the term of any incumbent director. A director who is chosen in the manner provided in the Bylaws to ~~fill a vacancy in the Board of Directors or to~~ fill a newly-created directorship resulting from an increase in the authorized number of directors shall hold office until the next ~~election of the class for which such director shall have been chosen~~ annual meeting of stockholders of the corporation and until his or her successor is elected and qualified or until his or her earlier death, resignation, retirement or removal. Any director who fills a vacancy not resulting from an increase in the authorized number of directors shall have the same remaining term as that of his or her predecessor. Directors of the corporation may be removed ~~only for cause~~ with or without cause; provided, however, that Continuing Classified Directors may be removed only for cause.

A-1

Exhibit B

Restated Articles of Incorporation

Section 4.4 of Article FOURTH, marked to show the proposed amendment

Section 4.4. Voting Rights.

4.4.1. Generally. The holders of the Common Shares have one (1) vote for each Common Share so held. Subject to Section 4.10 hereof, the holders of the Preferred B Shares shall have such voting rights as are provided in the Preferred B Resolutions.

4.4.2. Cumulative Voting. Stockholders of the corporation shall not be entitled to cumulative voting of their shares in elections of directors.

B-1

Exhibit C

CEC ENTERTAINMENT, INC.

THIRD AMENDED AND RESTATED 2004 RESTRICTED STOCK PLAN

The CEC Entertainment, Inc. 2004 Restricted Stock Plan (hereinafter called the “Plan” as amended, from time to time) was adopted by the Board of Directors of CEC Entertainment, Inc., a Kansas corporation (hereinafter called the “Company”), on March 29, 2004, became effective in 2004 as of the date the Plan was approved by the stockholders of the Company, and was amended by the Board of Directors of the Company on April 17, 2007 and became effective in 2007 as of the date the amendments to the Plan were approved by the stockholders of the Company. Further amendments to the Plan were approved by the Board of Directors of the Company on April 15, 2008 and on February 24, 2009, and became effective as of the date the respective amendments to the Plan were approved by the stockholders of the Company. Additional amendments to the Plan, which did not require stockholder approval became effective on May 8, 2009, the date such amendments were approved by the Compensation Committee of the Board of Directors of the Company. The amendments to the Plan, as reflected in this amendment and restatement of the Plan, were approved by the Board of Directors of the Company on February 23, 2010, and will become effective upon the approval of the stockholders of the Company.

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract, retain, and reward the services of the employees of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of restricted stock and rights to receive restricted stock, that will:

(a)	increase the interest of such persons in the Company’s welfare;

(b)	furnish an incentive to such persons to continue their services to the Company; and

(c)	provide a means through which the Company may attract able persons as employees.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Award” means a Restricted Stock Award or a Restricted Stock Unit.

2.2 “Award Agreement” means the written document evidencing the grant of an Award executed by the Company, including any amendments thereto. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be executed by the Participant receiving the Award pursuant to the Agreement.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change of Control” means any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who were members of the Board for the immediately preceding two (2) years (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such a period); (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, as defined in Section 2.13) of an aggregate of 30% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act, as defined in Section 2.13) who beneficially owned less than 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, or the acquisition of beneficial ownership of an additional 15% of the voting power of the Company’s outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquirer is (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (B) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (C) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

2.5 “Code” means the Internal Revenue Code of 1986, as amended.

2.6 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.7 “Common Stock” means the common stock of the Company, par value $ 0.10 per share, which the Company is currently authorized to issue or may in the future be authorized to issue.

2.8 “Date of Grant” means the effective date on which an Award is made, as determined in accordance with the corporate laws of the state of Kansas, to a Participant as set forth in the applicable Award Agreement.

2.9 “Director” means a member of the Board.

2.10 “Disability” means the “disability” of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2.11 “Dividend Equivalents” means rights granted to a Participant with respect to Restricted Stock Units to receive the equivalent value of dividends paid on the shares of the Common Stock prior to vesting of the Award. Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formulas and at such time and subject to such limitations as may be determined by the Committee.

2.12 “Employee” means a common law employee, including an employee who is also an Officer or Director, (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary. “Employee” does not include Non-employee Directors.

2.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and rules and regulations relating to such section.

2.14 “Fair Market Value” of a share of Common Stock means, as of any given date, the closing price of the Common Stock as reported on the New York Stock Exchange Consolidated Tape, or such reporting service as the Committee may select, or, if the Common Stock is not traded on the New York Stock Exchange, the closing price of the Common Stock on the principal national securities exchange or national market system on which the Common Stock is listed, on the date of determination, as reported on such source as the Committee deems reliable (or if no sale occurred on such date, on the first immediately preceding trading date on which a sale occurred), or, if the Common Stock is not listed on the New York Stock Exchange or another securities exchange or market system, but is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, the Fair Market Value shall be the closing sales price for the Common Stock as quoted on such system or by such securities dealer on the date of determination (or if no sale occurred on that date, on the first immediately preceding date on which a sale is reported), as reported on such source as the Committee deems reliable, or, in the in the absence of an established market of the Common Stock of the type described in the foregoing, the “Fair Market Value” of a share of Common Stock shall be as determined by the Committee in good faith in accordance with such fair and reasonable means as the Board or the Committee shall specify.

2.15 “Officer” means a person who is an “officer” of the Company or a Subsidiary within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

2.16 “Non-employee Director” means a member of the Board who is not an Employee.

2.17 “Participant” means an Employee to whom an Award is granted under the Plan.

2.18 “Performance Awards” means an Award subject to Performance Goals, as provided for in Section 6.1 of this Plan.

2.19 “Restriction Period” means the period during which the Common Stock under a Restricted Stock Award is nontransferable and subject to “Forfeiture Restrictions” as defined in Section 6.2 of this Plan and set forth in any related Award Agreement.

2.20 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to a Restricted Stock Award under Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in any related Award Agreement.

2.21 “Restricted Stock Award” means an award granted under Section 6.4 of this Plan of shares of Common Stock issued to the Participant for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Committee.

2.22 “Restricted Stock Unit” means the right to receive a share of Common Stock, or the Fair Market Value of a share of Common stock in cash, granted pursuant to Section 6.5 of this Plan and shall be evidenced by a bookkeeping entry representing the equivalent of one share of Common Stock.

2.23 “Securities Act” means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

2.24 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interests and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.25 “Termination of Service” occurs when a Participant shall cease to serve as an Employee for any reason.

ARTICLE 3

ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

While the Common Stock of the Company is publicly traded, if necessary to satisfy the requirements of Code Section 162(m) and/or Rule 16b-3 promulgated under the Exchange Act, membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and/or “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act, and/or who exhibit the independence necessary to comply with the rules of any exchange upon which the Company’s securities are traded, and any other applicable law, as necessary. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

The Compensation Committee of the Board shall serve as the Committee unless and until such time as the Board appoints other members of the Board to serve as the Committee.

The Committee shall determine the Participants to whom Awards shall be granted, and shall set forth in the Award Agreement of each Participant the Award, the Restriction Period, the vesting schedule, the Date of Grant, and such other terms, provisions, and limitations as are approved by the Committee, but not inconsistent with the Plan.

The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

With respect to restrictions in the Plan that are based on the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction, to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to prescribe terms for Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4

ELIGIBILITY

Any Employee whose judgment, initiative and efforts are expected to contribute to the successful performance of the Company is eligible to participate in the Plan. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee may determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation recommendations regarding which Employees, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

Shares to be issued may be made available from Common Stock held by the Company in its treasury or Common Stock that is newly issued; provided, however, that to the extent an Award is made to a newly hired Employee as a condition of employment, only shares of Common Stock held by the Company in its treasury may be used.

Subject to adjustment as provided in Articles 9 and 10, the maximum number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan is 2,300,000 shares. Shares of Common Stock previously subject to Awards which are forfeited or terminated, are withheld for payment of any applicable employment taxes and/or withholding obligations or are settled in cash may be reissued pursuant to future Awards.

ARTICLE 6

GRANT OF RESTRICTED STOCK AWARD AND RESTRICTED STOCK UNITS

6.1 (a) In General.  The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the number of shares of Common Stock subject to the Award, the Restriction Period (in the case of a Restricted Stock Award), the vesting conditions and vesting schedule, the Date of Grant, and such other terms, provisions, and limitations as are approved by the Committee, but not inconsistent with the Plan. The Company shall issue an Award Agreement to the Participant after the Committee approves the issuance of an Award.

Each Award Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of such Award Agreements may change from time to time and the terms and conditions of separate Award Agreements need not be identical, but each such Award Agreement shall be subject to the applicable terms and conditions of this Article 6.

(b) Performance Awards.  The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Performance Awards granted in the form of Restricted Stock Awards shall provide for the issuance of the shares of Restricted Stock at the time of the grant of the Performance Award and Performance Awards granted in the form of Restricted Stock Units shall provide for the issuance of the shares of Common Stock at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Restricted Stock are issued at the time of the grant of the Performance Award (granted in the form of a Restricted Stock Award), the consideration for the issuance of such shares shall be the achievement of the Performance Goals established at the time of the grant of the Performance Award, and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Restricted Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of Restricted Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other Forfeiture Restrictions (as defined in Section 6.2 hereof) provided for in this Plan. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If it is determined to be necessary in order to satisfy Code Section 162(m), the Committee shall, at the time of the grant of a Performance Award, and to the extent permitted under Code

Section 162(m) and the regulations issued thereunder, provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time of the grant. In no event, however, may the Committee increase the shares of Common Stock that may be earned under a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the number of shares of Common Stock to be earned under the Performance Award and the Committee determines not to make such reduction or elimination. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(c) Maximum Performance Award.  Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, no Employee may receive in any calendar year Performance Awards having an aggregate value of more than $3,000,000.00, based on the Fair Market Value of the Common Stock subject to the Award on the Date of Grant.

(d) Performance Goals.  Performance Awards may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; same store or general sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of a Performance Award.

6.2 Forfeiture Restrictions.  Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and to an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee, in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award (which may differ from any other such Restricted Stock Award) shall be stated in the Award Agreement.

6.3 Minimum Vesting Restrictions.  The Forfeiture Restrictions for any particular Restricted Stock Award or vesting schedule applicable to a Restricted Stock Unit shall not provide for (i) a vesting period of less than one year nor more than five years, (ii) full vesting within a period of less than three years and (iii) vesting that is more favorable than a pro rata vesting over a period of three years.

6.4 Restricted Stock Awards.  At the time any Restricted Stock Award is granted under the Plan, the Company shall issue to the Participant an Award Agreement setting forth each of the matters addressed in this Article 6 and such other matters as the Committee may determine to be appropriate. Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant of such Restricted Stock Award or by a book entry account with the Company or the Company’s transfer agent. To the extent and on the terms and conditions authorized by the Committee and set forth in the Award Agreement, the Participant shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock Award, to vote the shares of Common Stock subject thereto and, except as otherwise provided herein, to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in the Award Agreement, (i) the Participant shall not be entitled to delivery of the certificate evidencing the shares of Common Stock covered by a Restricted Stock Award until the Forfeiture Restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the certificate evidencing the shares of Common Stock (or such shares shall be held in a book entry account with the Company’s transfer agent) until the Forfeiture Restrictions have expired, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee and set forth in the Award Agreement shall cause a forfeiture of the Restricted Stock Award. The right to vote and receive dividends on the shares of Common Stock shall be subject to such limitations and restrictions as may be determined by the Committee and set forth in the Award Agreement (including, without limitation, whether any dividends that are authorized to be paid under the Restricted Stock Award shall be paid to the Participant at the time the dividends are declared on the shares of Common Stock or held in escrow and paid to the Participant at the time the related shares of Common Stock subject to the Restricted Stock Award vest). At the time of such Restricted Stock Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Restricted Stock Award, including rules pertaining to the Participant’s Termination of Service prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall also be set forth in the Award Agreement made in connection with the Restricted Stock Award.

6.5 Restricted Stock Units.  The Committee is authorized to award Restricted Stock Units to any Employee selected by the Committee covering such number of shares of Common Stock and subject to such terms and conditions as determined by the Committee and, including rules pertaining to the Participant’s Termination of Service prior to vesting of the Restricted Stock Units. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall vest and become nonforfeitable, and may specify such conditions to vesting as it deems appropriate. On the vesting date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a Restricted Stock Unit may be made in cash (in an amount reflecting the Fair Market Value of the Common Stock that would have been issued) or any combination of cash and shares of Common Stock, as determined by the Committee, in its sole discretion, at the time of grant or settlement of the Restricted Stock Unit. The Committee may authorize Dividend Equivalents to be paid on outstanding Restricted Stock Units. If Dividend Equivalents are authorized to be paid, they may be paid at the time dividends are declared on the shares of Common Stock or at the time the Restricted Stock Units vest and they may be paid in either cash or shares of Common Stock, in the discretion of the Committee. At the time of grant, the Committee shall specify the settlement date applicable to a Restricted Stock Unit, which shall be no earlier than the vesting date(s) applicable to the applicable Restricted Stock Unit and may be later than the vesting date(s) to the extent and under the terms determined by the Committee. A Restricted Stock Unit shall be granted in compliance with the applicable requirements of Section 409A of the Code and the treasury regulations and other guidance issued thereunder. At the time any Restricted Stock Unit is granted under the Plan, the Company shall issue to the Participant an Award Agreement setting forth each of the matters addressed in this Section 6.5 and other applicable matters in this Article 6 and such other matters as the Committee may determine to be appropriate.

6.6 Rights and Obligations of Participant.  One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Participant promptly after, and only after, the Forfeiture Restrictions have expired and vesting conditions, including Performance Goals, if any, have been satisfied and the Participant has satisfied all applicable federal, state and local income and employment tax withholding requirements. Each Award Agreement covering a Restricted Stock Award shall require that (i) the Participant, by his or her acceptance of the Award, shall irrevocably grant to the Company a power of attorney to transfer any shares that are forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding transfers of forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

6.7 Restriction Period.  The Restriction Period for a Restricted Stock Award shall commence on the Date of Grant of the Restricted Stock Award and, unless otherwise established by the Committee and stated in the Award Agreement, shall expire upon satisfaction of the conditions set forth in the Award Agreement pursuant to which the Forfeiture Restrictions will lapse. The Committee may, in its sole discretion, accelerate the Restriction Period for all or a part of a Restricted Stock Award; provided, however, that the Committee shall have no discretion to accelerate the Restriction Period for any Participant unless that Participant has been continuously an Employee for at least one (1) year after the Date of Grant.

6.8 Securities Restrictions.  The Committee may impose other conditions on any shares of Common Stock subject to an Award as it may deem advisable, including (i) restrictions under applicable state or federal securities laws, and (ii) the requirements of any stock exchange or national market system upon which shares of Common Stock are then listed or quoted.

6.9 Payment for Common Stock.  The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to an Award; provided, that in the absence of such a determination, the Participant shall not be required to make any payment for shares of Common Stock received pursuant to an Award, except to the extent otherwise required by law.

6.10 Forfeiture of Restricted Stock.  Subject to the provisions of the particular Award Agreement, on Participant’s Termination of Service during the Restriction Period, the shares of Common Stock still subject to the Forfeiture Restrictions contained in the Award shall be forfeited by the Participant.

Upon any forfeiture, all rights of the Participant with respect to the forfeited shares of Common Stock subject to the Award shall cease and terminate, without any further obligation on the part of the Company, except that if so provided in the Award Agreement applicable to the Restricted Stock Award, the Company shall repurchase each of the shares of Common Stock forfeited for the purchase price per share paid by the Participant. The Committee will have discretion to determine the date of the Participant’s Termination of Service.

6.11 Lapse of Forfeiture Restrictions and Vesting Conditions in Certain Events; Committee’s Discretion.  Notwithstanding the provisions of Section 6.10 or any other provision in the Plan to the contrary, the Committee may, on account of the Participant’s Disability or retirement, in its discretion and as of a date determined by the Committee, fully vest any Restricted Stock Unit or all Common Stock awarded to the Participant pursuant to a Restricted Stock Award, and upon such vesting, all Forfeiture Restrictions or vesting conditions applicable to such Award shall lapse or terminate; provided, however, that the Committee shall have no discretion to fully vest any Common Stock awarded unless the Participant has been continuously an Employee for at least one (1) year after the Date of Grant. The Committee shall have discretion to determine whether a Participant’s Termination of Service was as a result of Disability or retirement. Notwithstanding the foregoing provisions of this Section 6.11, the Committee shall not have the discretion or the right, in the case of a Participant’s retirement, to grant to or permit a Participant to vest in an Award that is a Performance Award designated by the Committee as being an Award to which Section 162(m) of the Code applies, except to the extent the Performance Goals which were established in order for such Performance Award to be granted or to be retained have been met. Any action by the Committee pursuant to this Section 6.11 may vary among individual Participants and may vary among the Awards held by any individual Participant.

6.12 Lapse of Forfeiture Restrictions Upon Death.  Notwithstanding the provisions of Section 6.10 or any other provision in the Plan or the applicable Award Agreement to the contrary, all Restricted Stock Units or Common Stock awarded to a Participant pursuant to a Restricted Stock Award shall fully vest upon the death of such Participant, and upon such vesting all Forfeiture Restrictions applicable to a Restricted Stock Award or Restricted Stock Unit shall lapse or terminate; even though the Participant’s death occurs before he has been continuously an Employee for at least one (1) year after the Date of Grant.

6.13 Withholding Taxes.  The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold applicable federal, state and local income and employment taxes with respect to the lapse of Forfeiture Restrictions or issuance of shares or any other taxable event applicable to Awards, including allowing the Participant to elect to have the Company withhold shares otherwise issuable under an Award (or allow the return of shares) having a Fair Market Value equal to the sum required to be withheld. Notwithstanding any other provision of the Plan, the number of shares which may be withheld with respect to the issuance, vesting or payment of any Award (or which may be repurchased from the Participant after such shares were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state and local income and employment tax liabilities with respect to the issuance, vesting or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state and local income tax and payroll tax purposes that are applicable to such taxable income. Prior to delivery of shares of Common Stock upon the lapse of Forfeiture Restrictions applicable to an Award, the Participant shall pay or make adequate provision acceptable to the Committee for the satisfaction of all tax withholding obligations of the Company.

ARTICLE 7

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 7, the Board or the Committee may at any time and from time to time, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that any amendment to the Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of Common Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, (c) materially increase the benefits accruing to Participants under the Plan, or (d) otherwise require stockholder approval due to the requirements of any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or in order for the Plan or Awards to continue to comply with sections of the Code or any other laws applicable to Awards made under this Plan. Any such amendment shall, to the extent deemed necessary by the Committee, be applicable to any outstanding Awards theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Awards outstanding under the Plan shall, upon request of the Committee and as a condition to the applicable lapse of Forfeiture Restrictions thereon, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 7 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Awards theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 8

TERM

Unless sooner terminated by action of the Board, the Plan will terminate on December 31, 2014, but Awards granted before that date will continue to be effective in accordance with the terms and conditions of the respective Award Agreement.

ARTICLE 9

CAPITAL ADJUSTMENTS

If at any time while the Plan is in effect, or Awards are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

(a)	An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to a Participant to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock shall continue to be subject to being so awarded.

(b)	Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which Forfeiture Restrictions have not yet lapsed or outstanding shares of Common Stock that are subject to a Restricted Stock Unit that have not vested or have yet been issued prior to any such change.

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of outstanding shares of Restricted Stock or shares of Common Stock subject to an Award.

Upon the occurrence of each event requiring an adjustment with respect to any Award, the Company shall communicate by reasonable means intended to reach each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 10

RECAPITALIZATION, MERGER AND

CONSOLIDATION; CHANGE IN CONTROL

10.1 The existence of this Plan and Awards granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.2 Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Awards granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Awards would have been entitled.

10.3 In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the outstanding Awards, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Awards to be thereafter applicable to such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Awards may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, or share exchange by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase by the Company during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Awards at a price equal to the Fair Market Value of such shares on the date of purchase.

10.4 In the event of a Change of Control, then, notwithstanding any other provision in this Plan to the contrary, all Awards outstanding shall thereupon automatically be vested. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

ARTICLE 11

LIQUIDATION OR DISSOLUTION

In case the Company shall, at any time while any Award under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company in which the Participant is vested, pursuant to the terms of the Participant’s Award Agreement, as of the date the Company sells all or substantially all of its property, or dissolves, liquidates or winds up its affairs, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion accelerate the vesting of any Participant’s Award in connection with any sale, dissolution, liquidation, or winding up contemplated in this Article 11.

ARTICLE 12

MISCELLANEOUS PROVISIONS

12.1 Investment Intent.  The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the shares of Common Stock to be received from an Award are being acquired for investment and not with a view to their distribution.

12.2 No Right to Continued Employment.  Neither the Plan nor any Award granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

12.3 Indemnification of Board and Committee.  No member of the Board or the Committee, nor any Officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any Officer or Employee acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

12.4 Effect of the Plan.  Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

12.5 Severability And Reformation.  The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

12.6 Governing Law.  The Plan shall be construed and interpreted in accordance with the laws of the State of Kansas.

12.7 Compliance With Other Laws and Regulations.  Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan and the grant of Awards hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

12.8 Legend.  Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain CEC Entertainment, Inc. 2004 Restricted Stock Plan and the related Award Agreement, copies of which are on file at the principal office of the Company in Irving, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan and Agreement. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan and Agreement.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

12.9 Limits on Transfer.  No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to or for the benefit of any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee. The Committee by express provision in the Award or an amendment thereto may, to the extent permitted by applicable law, permit an Award to be transferred or paid to certain persons or entities related to the Participant, including, but not limited to, members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

12.10 Fractional Shares.  No fractional shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

12.11 Unfunded Status of Awards.  The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made or any obligations owing to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

12.12 Internal Revenue Code Section 409A.  It is the intent that the Plan, the Award Agreement and any Award granted hereunder shall either be exempt from or comply with Section 409A of the Code, and any ambiguity in the terms to which Awards are subject shall be so construed. In furtherance of this interest, to the extent that any regulations or other guidance issued under Section 409A after the effective date of this Plan would result in a Participant being subject to payment of interest and tax penalty under Section 409A, the Committee may amend the Plan or any Award Agreement, without the Participant’s consent, including with respect to the timing of payment of benefits, in order to avoid the application of, or to comply with the requirements of, Section 409A; provided, however, that the Company makes no representation that compensation or benefits payable under this Plan or Award granted under this Plan shall be exempt from or comply with Section 409A and makes no representation to preclude Section 409A from applying to the compensation or benefits payable under the Plan.

A copy of this Plan shall be kept on file in the principal office of the Company in Irving, Texas.

Exhibit D

CEC ENTERTAINMENT, INC.

SECOND AMENDED AND RESTATED NON-EMPLOYEE DIRECTORS

RESTRICTED STOCK PLAN

The CEC Entertainment, Inc. Non-Employee Directors Restricted Stock Plan (hereinafter called the “Plan” as amended, from time to time) was adopted by the Board of Directors of CEC Entertainment, Inc., a Kansas corporation (hereinafter called the “Company”), on March 28, 2005, became effective in 2005 as of the date the Plan was approved by the stockholders of the Company, and was amended by the Board of Directors of the Company on April 17, 2007 and became effective in 2007 as of the date the amendments to the Plan were approved by the stockholders of the Company (the “Amendment Effective Date”). Further amendments to the Plan were approved by the Board of Directors of the Company on April 15, 2008 and became effective in 2008 as of the date the amendments to the Plan were approved by the stockholders of the Company. Additional amendments to the Plan which did not require stockholder approval became effective on May 8, 2009, the date such amendments were approved by the Compensation Committee of the Board of Directors of the Company. The amendments to the Plan, as reflected in this amendment and restatement of the Plan, were approved by the Board of Directors of the Company on February 23, 2010, and will become effective upon the approval of the stockholders of the Company.

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract, retain and reward the services of the non-employee directors of the Company and to provide such persons with a proprietary interest in the Company through the granting of restricted stock that will further align their interests with the interests of the Company’s other stockholders. Upon the approval of the Plan by the stockholders of the Company, the Company intends to use the Plan as the primary means through which the Company issues equity to its non-employee directors for their service to the Company as directors and will discontinue issuing stock options to such directors pursuant to the Company’s Non-Employee Directors Stock Option Plan.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Board” means the Board of Directors of the Company.

2.2 “Change of Control” means any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who were members of the Board for the immediately preceding two (2) years (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such a period); (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, as defined in Section 2.10) of an aggregate of 30% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act, as defined in Section 2.10) who beneficially owned less than 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, or the acquisition of beneficial ownership of an additional 15% of the voting power of the Company’s outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (B) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (C) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

2.3 “Code” means the Internal Revenue Code of 1986, as amended.

2.4 “Committee” means the committee designated to administer the Plan in accordance with Article 3 of this Plan.

2.5 “Common Stock” means the common stock of the Company, par value $ 0.10 per share, which the Company is currently authorized to issue or may in the future be authorized to issue.

2.6 “Date of Grant” means the effective date on which a Restricted Stock Award is made to an Eligible Director as set forth in the applicable Restricted Stock Agreement.

2.7 “Director” means a member of the Board.

2.8 “Eligible Director” means a Non-employee Director who was previously appointed or elected to the Board and who continues to serve in such capacity at the time for granting Restricted Stock Awards pursuant to Section 6.1.

2.9 “Employee” means a common law employee, including an employee who is also an Officer or Director, (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary. “Employee” does not include Non-employee Directors.

2.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and rules and regulations relating to such section.

2.11 “Fair Market Value” of a share of Common Stock means the average of the closing prices of the Common Stock as reported by the New York Stock Exchange for the five trading day period ending on and including the date of a Restricted Stock Award.

2.12 “Officer” means a person who is an “officer” of the Company or a Subsidiary within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

2.13 “Non-employee Director” means a member of the Board who is not an Employee.

2.14 “Removal” means removal of a Non-employee Director from the Board, with or without cause, in accordance with the Company’s Certificate of Incorporation, Bylaws or Kansas General Corporation Code.

2.15 “Restriction Period” means the period during which the Common Stock under a Restricted Stock Award is nontransferable and subject to “Forfeiture Restrictions” as defined in Section 6.2 of the Plan and set forth in any related Restricted Stock Agreement.

2.16 “Restricted Stock” means shares of Common Stock issued to an Eligible Director pursuant to Section 6.1 of this Plan which are subject to restrictions or limitations set forth in this Plan and in any related Restricted Stock Agreement.

2.17 “Restricted Stock Agreement” means the written document evidencing the grant of a Restricted Stock Award executed by the Company, including any amendments thereto. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan and need not be executed by the Eligible Director receiving the Restricted Stock Award pursuant to the Restricted Stock Agreement.

2.18 “Restricted Stock Award” means an award granted under Section 6.1 of this Plan of shares of Common Stock issued to an Eligible Director.

2.19 “Securities Act” means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

2.20 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interests and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.21 “Termination of Service” occurs when an Eligible Director shall cease to serve as a Non-employee Director for any reason.

ARTICLE 3

ADMINISTRATION

The Plan shall be administered by the Compensation Committee of the Board unless and until such time as the Board appoints other members of the Board to serve as the Committee.

Subject to the express provisions of the Plan, the Committee shall have power and authorities which are exclusively ministerial in nature, including the authority to construe and interpret the Plan, to define the terms used in the Plan, to prescribe, amend, and rescind rules and regulations relating to the administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The determination of the Committee on all such matters referred to in the Plan shall be conclusive. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan.

ARTICLE 4

ELIGIBILITY

Non-employee Directors, including Non-employee Directors who are members of the Committee, shall be eligible to participate in the Plan. Each Eligible Director shall, if required by the Company, enter into an agreement with the Company in such form as the Committee shall determine consistent with the provisions of the Plan for purposes of implementing the Plan or effecting its purposes. In the event of any inconsistency between the provisions of the Plan and any such agreement, the provisions of the Plan shall govern.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

Subject to adjustment as provided herein, the maximum number of shares of Common Stock that may be issued pursuant to Restricted Stock Awards granted under the Plan is 215,000 shares. Shares of Common Stock previously subject to Restricted Stock Awards hereunder which are forfeited or cancelled or are withheld for payment of any applicable employment taxes and/or withholding obligations may be reissued pursuant to Restricted Stock Awards.

ARTICLE 6

GRANT OF RESTRICTED STOCK AWARD

6.1 Awards.  Following the Amendment Effective Date, on every fifth Business Day in January each Eligible Director shall be granted a Restricted Stock Award for the number of shares of Common Stock having a Fair Market Value as of the Date of Grant equal to $100,000.00 (the “Annual Grant”). In addition, on the fifth Business Day following the Amendment Effective Date, each Eligible Director who received the 2007 Annual Grant shall be granted an additional Restricted Stock Award for the number of shares of Common Stock having a Fair Market Value as of the Date of Grant equal to $25,000.00. If a person first becomes an Eligible Director between the date of Annual Grants and after the Amendment Effective Date, such Eligible Director shall be granted a Restricted Stock Award for the number of shares of Common Stock having a Fair Market Value as of the date he or she becomes an Eligible Director equal to $100,000.00 (or, if the date on which the person first becomes an Eligible Director is after the 2007 Annual Grant but prior to the fifth Business Day following the Amendment Effective Date, $75,000.00 and, on the fifth Business Day following the Amendment Effective Date, $25,000.00) multiplied by a fraction the numerator of which is the number of days from the date such person becomes an Eligible Director until the date of the next Annual Grant and the denominator of which is 365. For the purposes of the Plan, the term “Business Day” shall mean a day on which the New York Stock Exchange is open for business and is conducting normal trading activity.

6.2 Forfeiture Restrictions.  Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Eligible Director and to an obligation of the Eligible Director to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee, in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award (which may differ from any other such Restricted Stock Award) shall be stated in the Restricted Stock Agreement.

6.3 Vesting.  The Forfeiture Restrictions referred to in Section 6.2 above for any particular Restricted Stock Award shall include the following vesting schedule:

Anniversary of Date of Grant	Portion of Shares That Are Vested On or After Such Anniversary and Before Next Anniversary
First	25%
Second	50%
Third	75%
Fourth	100%

If an Eligible Director’s membership on the Board is terminated pursuant to his or her (i) Removal, (ii) not being re-nominated for Board membership for the next succeeding period, (iii) being nominated for Board membership for the next succeeding period but not being reelected for Board membership for such period by the Company’s stockholders, or (iv) resignation from the Board, in any such case, prior to the actual vesting or lapse of any other Forfeiture Restrictions, if any, applicable to such Restricted Stock Award, then such unvested Restricted Stock shall immediately be cancelled and the Eligible Director (and such Eligible Directors estate or legal representative) shall forfeit any rights or interests in and with respect to any such unvested Restricted Stock. If an Eligible Director ceases to be a Director due to death, then all of such Eligible Director’s Restricted Stock shall immediately vest in full.

Furthermore, if an Eligible Director ceases to be a Director because of voluntary retirement after a lengthy period of service on the Board or because of health reasons, the Eligible Directors, excluding the affected Eligible Director, shall consider whether or not to vest in full the affected Eligible Director’s Restricted Stock that was awarded at least one year prior to the affected Eligible Director’s cessation of Board service. Any such action to vest in full the affected Director’s Restricted Stock shall be at the sole discretion of such non-affected Eligible Directors.

6.4 Restricted Stock Awards.  Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Eligible Director of such

Restricted Stock Award or by a book entry account with the Company or the Company’s transfer agent. To the extent and on the terms and conditions authorized by the Committee and set forth in the Award Agreement, the Eligible Director shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock Award, to vote the shares of Common Stock subject thereto and, except as otherwise provided herein, to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in the Restricted Stock Agreement, (i) the Eligible Director shall not be entitled to delivery of the certificate evidencing the shares of Common Stock covered by a Restricted Stock Award until the Forfeiture Restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the certificate evidencing the shares of Common Stock (or such shares shall be held in a book entry account with the Company’s transfer agent) until the Forfeiture Restrictions have expired, (iii) the Eligible Director may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions set forth in the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. The right to vote and receive dividends on the shares of Common Stock shall be subject to such limitations and restrictions as may be determined by the Committee and set forth in the Award Agreement (including, without limitation, whether any dividends that are authorized to be paid under the Restricted Stock Award shall be paid to the Eligible Director at the time the dividends are declared on the shares of Common Stock or held in escrow and paid to the Eligible Director at the time the related shares of Common Stock subject to the Restricted Stock Award vest). At the time of such Restricted Stock Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Restricted Stock Award, including rules pertaining to the Eligible Director’s Termination of Service prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall also be set forth in the Restricted Stock Agreement made in connection with the Restricted Stock Award.

6.5 Rights and Obligations of Eligible Director.  One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Eligible Director promptly after, and only after, the Forfeiture Restrictions have expired and the Eligible Director has satisfied all applicable federal, state and local income tax withholding requirements, if any. Each Restricted Stock Agreement shall require that (i) the Eligible Director, by his or her acceptance of the Restricted Stock Award, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding transfers of forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

6.6 Restriction Period.  The Restriction Period for a Restricted Stock Award shall commence on the Date of Grant of the Restricted Stock Award and shall expire upon satisfaction of the conditions set forth in the Restricted Stock Agreement pursuant to which the Forfeiture Restrictions will lapse.

6.7 Securities Restrictions.  The Committee may impose other conditions on any shares of Common Stock subject to a Restricted Stock Award as it may deem advisable, including (i) restrictions under applicable state or federal securities laws, and (ii) the requirements of any stock exchange or national market system upon which shares of Common Stock are then listed or quoted.

6.8 Payment for Restricted Stock.  The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award; provided, that in the absence of such a determination, the Eligible Director shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

6.9 Withholding Taxes.  The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold applicable federal, state and local income taxes with respect to the lapse of Forfeiture Restrictions applicable to Restricted Stock Awards. Prior to delivery of shares of Common Stock upon the lapse of Forfeiture Restrictions applicable to a Restricted Stock Award, the Eligible Director shall pay or make adequate provision acceptable to the Committee for the satisfaction of all tax withholding obligations of the Company, if any.

ARTICLE 7

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 7, the Board may at any time and from time to time alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that any amendment to the Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of Common Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, (c) materially increase the benefits accruing to Eligible Directors under the Plan, or (d) otherwise require stockholder approval due to the requirements of any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or in order for the Plan or Restricted Stock Awards to continue to comply with sections of the Code or any other laws applicable to Restricted Stock Awards made under this Plan. Any such amendment shall, to the extent deemed necessary by the Committee, be applicable to any outstanding Restricted Stock Awards theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Restricted Stock Agreement. In the event of any such amendment to the Plan, the holder of any Restricted Stock Awards outstanding under the Plan shall, upon request of the Committee and as a condition to the applicable lapse of Forfeiture Restrictions thereon, execute a conforming amendment in the form prescribed by the Committee to any Restricted Stock Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 7 shall adversely affect any rights of Eligible Directors or obligations of the Company to Eligible Directors with respect to any Restricted Stock Awards theretofore granted under the Plan without the consent of the affected Eligible Director.

ARTICLE 8

TERM

Unless sooner terminated by action of the Board, the Plan will terminate on May 1, 2020, but Restricted Stock Awards granted before that date will continue to be effective in accordance with the terms and conditions of the respective Restricted Stock Agreement.

ARTICLE 9

CAPITAL ADJUSTMENTS

If at any time while the Plan is in effect, or Restricted Stock Awards are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

(a) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to an Eligible Director to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock shall continue to be subject to being so awarded.

(b) Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which Forfeiture Restrictions have not yet lapsed prior to any such change.

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of outstanding shares of Restricted Stock.

Upon the occurrence of each event requiring an adjustment with respect to any Restricted Stock Award, the Company shall communicate by reasonable means intended to reach each affected Eligible Director its computation of such adjustment which shall be conclusive and shall be binding upon each such Eligible Director.

ARTICLE 10

RECAPITALIZATION, MERGER AND

CONSOLIDATION; CHANGE IN CONTROL

10.1 The existence of this Plan and Restricted Stock Awards granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.2 Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Restricted Stock Awards granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Restricted Stock Awards would have been entitled.

10.3 In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the outstanding Restricted Stock Awards, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Restricted Stock Awards to be thereafter applicable to such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Restricted Stock Awards may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, or share exchange by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase by the Company during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Restricted Stock Awards at a price equal to the Fair Market Value of such shares on the date of purchase.

10.4 In the event of a Change of Control, then, notwithstanding any other provision in this Plan to the contrary, all Restricted Stock Awards outstanding shall thereupon automatically be vested. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

ARTICLE 11

LIQUIDATION OR DISSOLUTION

In case the Company shall, at any time while any Restricted Stock Award under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Eligible Director shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company in which the Eligible Director is vested, pursuant to the terms of the Eligible Director’s Restricted Stock Agreement, as of the date the Company sells all or substantially all of its property, or dissolves, liquidates or winds up its affairs, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion accelerate the vesting of any Eligible Director’s Restricted Stock Award in connection with any sale, dissolution, liquidation, or winding up contemplated in this Article 11.

ARTICLE 12

MISCELLANEOUS PROVISIONS

12.1 Investment Intent.  The Company may require that there be presented to and filed with it by any Eligible Director under the Plan, such evidence as it may deem necessary to establish that the shares of Common Stock to be received from a Restricted Stock Award are being acquired for investment and not with a view to their distribution.

12.2 No Right to Continued Board Membership.  The grant of Restricted Stock shall not be construed as giving an Eligible Director the right to be retained as a Director of the Company. The Board may at any time fail or refuse to nominate an Eligible Director for reelection to the Board, the stockholders of the Company may at any election fail or refuse to reelect any Eligible Director to the Board or an Eligible Director may be subject to Removal, in each case, free from any liability or claim under the Plan or any Restricted Stock Award except as expressly set forth herein.

12.3 Indemnification of Board and Committee.  No member of the Board or the Committee, nor any Officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any Officer or Employee acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

12.4 Effect of the Plan.  Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted a Restricted Stock Award or any other rights except as may be evidenced by a Restricted Stock Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

12.5 Severability And Reformation.  The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

12.6 Governing Law.  The Plan shall be construed and interpreted in accordance with the laws of the State of Kansas.

12.7 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Restricted Stock Award if the issuance thereof would constitute a violation by the Eligible Director or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under a Restricted Stock Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Restricted Stock Awards hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

12.8 Legend.  Each certificate representing shares of Restricted Stock issued to an Eligible Director shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain CEC Entertainment, Inc. Non-Employee Directors Restricted Stock Plan and the related Restricted Stock Agreement, copies of which are on file at the principal office of the Company in Irving, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan and Agreement. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan and Agreement.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Irving, Texas.

PRELIMINARY FORM OF PROXY

CEC ENTERTAINMENT, INC. LEGAL DEPARTMENT 4441 W. AIRPORT FREEWAY IRVING, TX 75062

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by CEC Entertainment, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:
		☐	☐	☐
1.	Election of Directors
Nominees
01	Michael H. Magusiak 02 Larry T. McDowell 03 Walter Tyree

The Board of Directors recommends you vote FOR the following proposal(s):							For	Against	Abstain
2

Proposal to approve an amendment to the Company’s Restated Articles of Incorporation to eliminate classification of the Board of Directors, if the elimination of cumulative voting pursuant to Proposal 3 is approved.

							☐	☐	☐
3	Proposal to approve an amendment to the Company’s Restated Articles of Incorporation to eliminate cumulative voting, if the elimination of the classified board pursuant to Proposal 2 is approved.						☐	☐	☐
4	Proposal to approve an amendment to the Company’s Second Amended and Restated 2004 Restricted Stock Plan adding 300,000 shares to the maximum number of shares that may be issued under the plan.						☐	☐	☐
5

Proposal to approve an amendment to the Company’s Amended and Restated Non-Employee Directors Restricted Stock Plan adding 50,000 shares to the maximum number of shares that may be issued under the plan.

							☐	☐	☐
6	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year.						☐	☐	☐
NOTE: In their discretion, upon such other business as may properly come before the annual meeting or any adjourments or postponements of the annual meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

PRELIMINARY FORM OF PROXY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

CEC ENTERTAINMENT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

May 4, 2010

The stockholder(s) hereby appoint(s) Jay A. Young, Darin E. Harper and Meredith W. Bjorck, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CEC Entertainment, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., Central Time, on May 4, 2010, at Chuck E. Cheese’s, 3903 West Airport Freeway, Irving, TX 75062 and any adjournment or postponement thereof, on all matters coming before said meeting. Proxies are authorized to vote upon matters incident to the conduct of the meeting such as approval of one or more adjournments of the meeting for the purpose of obtaining additional stockholder votes.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR EACH PROPOSAL AND, IN THE DISCRETION OF THE PERSON(S) NAMED IN THIS PROXY, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3, 4, 5, and 6 and in the case of item 1 the proxy holder(s) in this proxy reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. If any other matters properly come before the meeting, the proxy holder(s) named in this proxy will vote the shares in their discretion.

Continued and to be signed on reverse side